                                                    Registration Nos. 333-121205
                                                                       811-21682

              As filed with the Securities and Exchange Commission

                                on April 27, 2007

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                         Post-Effective Amendment No. 5                      [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

                               Amendment No. 6                               [X]

                          BB&T VARIABLE INSURANCE FUNDS
               (Exact Name of Registrant as Specified in Charter)

                 434 Fayetteville Street Mall, Raleigh, NC 27601
                    (Address of principal executive offices)

               Registrant's telephone number, including Area Code:
                                 (800) 228-1872

                                   ----------

                          Keith F. Karlawish, President

                          BB&T Variable Insurance Funds
                 434 Fayetteville Street Mall, Raleigh, NC 27601
                     (Name and address of agent for service)

                          Copies of communications to:

                             Alan G. Priest, Esquire
                                Ropes & Gray LLP
               One Metro Center, 700 12th Street, N.W., Suite 900
                             Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on May 1, 2007 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(i)

[ ]  on [ ] pursuant to paragraph (a)(i)

[ ]  75 days after filing pursuant to paragraph (a)(ii)

[ ]  on [ ] pursuant to paragraph (a)(ii)

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for post-effective amendment No. __ filed on [date].

                               BB&T LARGE CAP VIF
                         BB&T VARIABLE INSURANCE FUNDS


                                 1-800-228-1872
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The BB&T Large Cap VIF (the "Fund") seeks capital growth, current income, or both by investing primarily in stocks. The Fund's goals and investment program are described in detail inside. BB&T Asset Management, Inc. ("BB&T Asset Management") serves as the Fund's investment adviser.

     The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and BB&T Asset Management.

--------------------------------------------------------------------------------
THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT'S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. PLEASE READ BOTH PROSPECTUSES AND RETAIN THEM FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
--------------------------------------------------------------------------------
THE DATE OF THIS PROSPECTUS IS MAY 1, 2007.

 2                    BB&T LARGE CAP VIF (FORMERLY THE BB&T LARGE CAP VALUE VIF)
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY AND FUND EXPENSES.......................   3
  Investment Objectives.....................................   3
  Principal Investment Strategies...........................   3
  Principal Investment Risks................................   3
  Fund Performance..........................................   3
  Fund Expenses.............................................   3
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS..................   4
VALUATION OF SHARES.........................................   5
DISCLOSURE OF PORTFOLIO HOLDINGS............................   5
PURCHASING AND REDEEMING SHARES.............................   5
  Market Timing/Short-Term Trading..........................   6
  Servicing Agents..........................................   6
  Shareholder Servicing Arrangements -- Revenue Sharing.....   6
MANAGEMENT OF THE FUND......................................   6
  Investment Adviser........................................   6
  Administrator.............................................   7
TAXATION....................................................   7
DIVIDENDS AND DISTRIBUTIONS.................................   8
GENERAL INFORMATION.........................................   8
  Description of the Trust and Its Shares...................   8
  Miscellaneous.............................................   8
FINANCIAL HIGHLIGHTS........................................   9

BB&T LARGE CAP VIF (FORMERLY THE BB&T LARGE CAP VALUE VIF)                     3
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                              RISK/RETURN SUMMARY
                               AND FUND EXPENSES

                             INVESTMENT OBJECTIVES

     The Fund seeks capital growth, current income, or both.

                        PRINCIPAL INVESTMENT STRATEGIES


     Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities issued by large capitalization companies, which may include common stocks, preferred stocks, warrants, or debt instruments that are convertible into common stocks. For purposes of this policy, large capitalization companies are those companies with a capitalization within the range of those companies in the Standard and Poor's 500(R) Index ("S&P 500(R) Index") (as of March 30, 2007, 1.49 billion to $429.57 billion), as well as American Depositary Receipts ("ADRs").


                           PRINCIPAL INVESTMENT RISKS

     An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in stocks.

     The Fund also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities, such as convertible bonds and preferred stocks, generally will change in value inversely with changes in interest rates.

     In addition, the Fund's investments may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                FUND PERFORMANCE


     The following chart and table show how the Fund has performed. The chart demonstrates how the Fund's performance varies from year to year, and the table compares the Fund's performance to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. If these charges and fees were reflected, performance shown below would be lower. In addition, absent limitation of the Fund's expenses, total returns would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.


CALENDAR YEAR TOTAL RETURNS*+
[GRAPH]

1998                                                                             13.36
1999                                                                             -3.85
2000                                                                              8.45
2001                                                                              0.16
2002                                                                            -19.64
2003                                                                             23.62
2004                                                                             13.18
2005                                                                              6.90
2006                                                                             21.28

---------------------------------------------------------------



Best Quarter:    17.32%  12/31/98
Worst Quarter:  -19.13%   9/30/02


AVERAGE ANNUAL TOTAL RETURN*+
(for the periods ended December 31, 2006)


                                             SINCE INCEPTION
                        1 YEAR     5 YEARS   (JUNE 3, 1997)
                       ---------   -------   ---------------
Fund.................    21.28%     7.83%         7.89%
S&P 500(R) Index.....    15.79%     6.19%         7.19%


---------------


+ For periods prior to May 1, 2005, fund performance information appears for the BB&T Large Cap Value Fund, a series of the Variable Insurance Funds, the predecessor fund to the BB&T Large Cap VIF pursuant to a reorganization.


*  Assumes reinvestment of dividends and distributions.

                                 FUND EXPENSES

     The following expense table indicates the expenses that an investor may incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges. If they had been included, the expenses would have been higher.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


Management Fees*..........................   0.74%
Other Expenses**..........................   0.27%
                                             -----
Total Annual Fund Operating Expenses*.....   1.01%

 4                    BB&T LARGE CAP VIF (FORMERLY THE BB&T LARGE CAP VALUE VIF)
--------------------------------------------------------------------------------

---------------


* BB&T Asset Management currently limits its management fees to 0.50%. Total annual operating expenses, after fee waivers and expense reimbursements, currently are limited to 0.77%. Any fee waiver or expense reimbursement is voluntary and may be terminated at any time.


** Expense information in the table has been restated to reflect changes in the contractual amounts of current fees.

EXPENSE EXAMPLE
     Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. If they had been included, the fees and expenses would have been higher. An investor's actual costs may be different.


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $103     $322      $558      $1,236




                             INVESTMENT OBJECTIVES,
                              STRATEGIES AND RISKS

     Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which BB&T Asset Management acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to the Fund.

     The Fund's investment objective is capital growth, current income, or both. The investment objective is not fundamental and may be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities issued by large capitalization companies, which may include common stocks, preferred stocks, warrants, or debt instruments that are convertible into common stocks. Large capitalization companies are those companies with a capitalization within the range of those companies in the S&P 500(R) Index, as well as American Depositary Receipts ("ADRs").

     Equity securities purchased by the Fund will be either traded on a domestic securities exchange or quoted in the NASDAQ/NYSE system. While some stocks may be purchased primarily to achieve the Fund's investment objective for income, most stocks will be purchased by the Fund primarily in pursuit of its investment objective for growth.

     BB&T Asset Management uses an intrinsic value-oriented investment approach. In evaluating prospective investments, BB&T Asset Management may consider factors such as the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential, as well as historical value measures such as price-earnings ratios, profit margins and liquidation values. The Fund may invest in companies of any size, although most stocks purchased will be issued by companies whose market capitalizations are within the range of those companies in the S&P 500(R) Index.


     The Fund has the flexibility to make portfolio investments and engage in other investment techniques that are different than its principal strategies mentioned here. More information on the Fund's investment strategies may be found in its most recent annual/semi-annual report and in the Statement of Additional Information ("SAI") (see back cover).


     The Fund's investment strategies may subject it to a number of risks, including the following:

MARKET RISK
     Although stocks historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

     The Fund may invest in stocks issued by foreign companies, although it will do so only if the stocks are traded in the U.S. The stocks of foreign companies may pose risks in addition to, or to a greater degree than, the risks described above. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Fund may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks.

     BB&T Asset Management tries to manage market risk by primarily investing in stocks selling at a discount to its estimate of intrinsic value. There is no guarantee that a stock is, in fact, undervalued, or that the market will ever recognize its true value. The market could favor stocks that the Fund does not own, or may not favor equities at all. In addition, the Fund may produce more modest gains than stock funds with more aggressive investment profiles.

BB&T LARGE CAP VIF (FORMERLY THE BB&T LARGE CAP VALUE VIF)                     5
--------------------------------------------------------------------------------

INTEREST RATE RISK
     Although the Fund's primary investment focus is stocks, it may invest in debt securities and other types of fixed income securities. Generally, the value of these securities will change inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks in which the Fund invests. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth. Investors should note that interest rates currently are at or near historic lows.

CREDIT RISK
     The Fund's investments, and particularly investments in debt securities, may be affected by the creditworthiness of issuers in which the Fund invests. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, impact the value of the Fund's shares.


ACTIVE TRADING RISK


     The Fund will not generally trade in securities for short-term profits. However, the Fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the Fund's performance.


TEMPORARY INVESTMENTS
     BB&T Asset Management may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.


     Please see the SAI for more detailed information about the Fund, its investment strategies, and its risks.


                              VALUATION OF SHARES

     The Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A Business Day is a day on which the NYSE is open for trading. If portfolio investments of the Fund are traded in markets on days that are not Business Days of the Fund, the Fund's net asset value may fluctuate on days when investors cannot purchase or redeem shares.

     Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund and any liabilities allocable to the Fund, by the number of the Fund's outstanding shares. The net asset value per share of the Fund will fluctuate as the value of the investment portfolio of the Fund changes.


     The securities in the Fund are generally valued at current market prices. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including ADRs, are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. If there have been no sales for that day on any exchange or system, a security is valued at the latest available bid prices on the exchange or system where the security is principally traded. If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities will be fair valued using guidelines adopted by the Board of Trustees of the BB&T Variable Insurance Funds (the "Trust"). For further information about valuation of investments, see the SAI.


                            DISCLOSURE OF PORTFOLIO
                                    HOLDINGS


     Information regarding the Fund's policies and procedures regarding the disclosure of portfolio holdings is contained in our SAI.


                                 PURCHASING AND
                                REDEEMING SHARES

     Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and BB&T Asset Management. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

     Shares of the Fund are purchased or redeemed at the net asset value per share based on the next determination after receipt and acceptance by the Fund (or an agent) of a purchase order or receipt of a redemption request. The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund's shares, in whole or in part. Transactions in shares of the Fund will be effected only on a Business Day of the Fund.

 6                    BB&T LARGE CAP VIF (FORMERLY THE BB&T LARGE CAP VALUE VIF)
--------------------------------------------------------------------------------

     Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

     The Trust currently does not foresee any disadvantages to investors if the Fund served as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

     The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

                        MARKET TIMING/SHORT-TERM TRADING


     Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity.


     We will apply our policies and procedures consistently to all Fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.


     In addition, the Fund may restrict purchases or exchanges of Fund shares by shareholders holding an account with a financial intermediary pursuant to Rule 22c-2 shareholder information agreements between the Fund and financial intermediaries.


                                SERVICING AGENTS

     The Trust has adopted a plan under which up to 0.25% of the Fund's average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services ("Servicing Agent") may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

                     SHAREHOLDER SERVICING ARRANGEMENTS --
                                REVENUE SHARING


     BB&T Asset Management and/or its affiliates may pay out of their own assets compensation to financial institutions, including insurance companies, and other persons for distribution and/or servicing of the Fund's shares. These additional cash incentives, sometimes referred to as "revenue sharing arrangements," are payments over and above the service fees paid by the Fund, which are described above. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Fund shares, the amount that a Fund will receive for the sale of Fund shares or the expenses borne by the Fund shares.


                             MANAGEMENT OF THE FUND

                               INVESTMENT ADVISER


     BB&T Asset Management, 434 Fayetteville Street, Raleigh, N.C. 27601, is the Fund's investment adviser. BB&T Asset Management is a separate wholly-owned subsidiary of BB&T Corporation.


     Branch Banking and Trust Company ("BB&T Bank") is the oldest bank in North Carolina. It is the

BB&T LARGE CAP VIF (FORMERLY THE BB&T LARGE CAP VALUE VIF)                     7
--------------------------------------------------------------------------------


principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina corporation headquartered in Winston-Salem, North Carolina. As of December 31, 2006, BB&T Corporation had assets of approximately $121.4 billion. Through its subsidiaries, BB&T Corporation operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, West Virginia, North Carolina, South Carolina, Virginia, Maryland and Washington, D.C., providing a broad range of financial services to individuals and businesses. In addition to general commercial, mortgage and retail banking services, BB&T Bank also provides trust, investment, insurance and travel services. BB&T Bank has provided investment management services through its Trust and Investment Services Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages discretionary accounts of more than $15.3 billion.



     Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment programs.


     Under an investment advisory agreement between the Trust and BB&T Asset Management, the Trust pays BB&T Asset Management an investment advisory fee, computed daily and payable monthly, at an annual rate equal to the lesser of:
(a) 0.74% of the Fund's average daily net assets; or (b) such amount as may from time to time be agreed upon in writing by the Trust and BB&T Asset Management.

     A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management is available in the Fund's annual report to shareholders for the period ended December 31, 2006.

PORTFOLIO MANAGER
     Ronald T. Rimkus, CFA, has been primarily responsible for the management of the Fund since March 2006. Mr. Rimkus joined BB&T Asset Management in January 2006 as the Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a core equity product for Mesirow Financial, Inc.


     The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of shares in the Fund.


                                 ADMINISTRATOR

     BB&T Asset Management is the administrator for the Fund. PFPC Inc. acts as the Fund's sub-administrator. The address of the sub-administrator is 301 Bellevue Parkway, Wilmington, Delaware 19809.


     See the SAI for further information about the Fund's service providers.


                                    TAXATION

     The Fund intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes.

     An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, the Fund intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     If the Fund fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if holders of variable life insurance or variable annuity contracts have an impermissible level of control of the Fund shares underlying their contracts, the advantageous tax treatment provided to insurance company separate ac-

 8                    BB&T LARGE CAP VIF (FORMERLY THE BB&T LARGE CAP VALUE VIF)
--------------------------------------------------------------------------------


counts under the Code will no longer be available. Please see the SAI for further discussion.



     Since the shareholders of the Fund will be separate accounts, no discussion is included here as to tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the SAI for more information on taxes.


     The discussion above is based on the assumption that the shares of the Fund will be respected as owned by insurance company separate accounts. If this in not the case, the person(s) determined to own the shares will be currently taxed on Fund distributions and redemption proceeds.


                          DIVIDENDS AND DISTRIBUTIONS



     All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared and paid monthly. Capital gains are distributed at least annually.



     Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.


                              GENERAL INFORMATION

                    DESCRIPTION OF THE TRUST AND ITS SHARES

     BB&T Variable Insurance Funds was organized as a Massachusetts business trust in 2004. BB&T Variable Insurance Funds currently consists of multiple portfolios. The Board of Trustees of the Trust may establish additional portfolios in the future and, unless a policy or procedure is expressly designated as fundamental, may change the Fund's policies and procedures without shareholder approval. Under Massachusetts law, shareholders could be held personally liable for the obligations of the Trust under certain circumstances. However, the Trust's declaration of trust disclaims liability of its shareholders and provides for indemnification out of Trust property (to the extent of the assets of the particular series of shares of which the shareholder is a holder) for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability should be considered remote.

                                 MISCELLANEOUS

     No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering made by this prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Fund. This prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not be lawfully made.

BB&T LARGE CAP VIF (FORMERLY THE BB&T LARGE CAP VALUE VIF)                     9
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


     The following table is included to assist investors in evaluating the financial performance of the Fund during the five-year period ended December 31, 2006. Certain information reflects financial results of a single share. "Total Return" represents how much an investment in the Fund would have earned (or lost) during each period. This information has been audited by KPMG LLP, independent registered public accounting firm of the Fund. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. This information, along with the Fund's financial statements, is included in the annual report, which may be obtained free of charge upon request.



                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------
                                                         2006       2005       2004      2003      2002
                                                        -------   --------   --------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD..................  $ 14.00   $  13.35   $  12.00   $  9.88   $ 12.50
                                                        -------   --------   --------   -------   -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)........................     0.27       0.26       0.22      0.19      0.17
  Net realized and unrealized gains (losses) on
     investments......................................     2.68       0.65       1.35      2.12     (2.62)
                                                        -------   --------   --------   -------   -------
       Total from Investment Activities...............     2.95       0.91       1.57      2.31     (2.45)
                                                        -------   --------   --------   -------   -------
DIVIDENDS:
  Net investment income...............................    (0.20)     (0.26)     (0.22)    (0.19)    (0.17)
  Return of capital...................................       --         --         --     (0.00)(a)      --
                                                        -------   --------   --------   -------   -------
       Total Dividends................................    (0.20)     (0.26)     (0.22)    (0.19)    (0.17)
                                                        -------   --------   --------   -------   -------
NET ASSET VALUE, END OF PERIOD........................  $ 16.75   $  14.00   $  13.35   $ 12.00   $  9.88
                                                        =======   ========   ========   =======   =======
TOTAL RETURN**........................................    21.28%      6.90%     13.18%    23.62%   (19.64)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, End of Period (000).....................  $93,143   $113,648   $111,612   $94,683   $63,667
  Ratio of net expenses to average net assets.........     0.77%      0.79%      0.81%     0.88%     0.84%
  Ratio of net investment income (loss) to average net
     assets...........................................     1.72%      1.95%      1.77%     1.82%     1.57%
  Ratio of expenses to average net assets*............     1.01%      1.05%      1.10%     1.17%     1.13%
  Portfolio turnover rate.............................    45.76%     21.76%     12.91%    13.96%    15.24%


---------------

* During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.


** Total return ratios assume reinvestment of distributions at a net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund's shares.


(a)  Amount less than $0.005.

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

AN INVESTOR CAN GET FREE COPIES OF THE REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS ANY QUESTIONS ABOUT THE FUND, BY CONTACTING A BROKER OR BANK THAT SELLS AN INSURANCE CONTRACT THAT OFFERS THE FUND AS AN INVESTMENT OPTION. THE FUND DOES NOT MAINTAIN A WEB SITE. HOWEVER, YOU MAY OBTAIN FREE COPIES OF THE REPORTS AND THE SAI BY CONTACTING US AT:

                              BB&T VARIABLE INSURANCE FUNDS

                              P.O. BOX 9762


                              PROVIDENCE, RI 02940-9762

                              TELEPHONE: 1-800-228-1872

Investors can review and copy the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission. Investors may call 1-202-551-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

- For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

- Free from the EDGAR database on the Commission's Website at http://www.sec.gov.

Investment Company Act file no.  811-21682.

                             BB&T MID CAP GROWTH VIF
                          BB&T VARIABLE INSURANCE FUNDS



                                 1-800-228-1872

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The BB&T Mid Cap Growth VIF (the "Fund") seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies with growth potential. The Fund's goals and investment programs are described in detail inside. BB&T Asset Management, Inc. ("BB&T Asset Management") serves as the Fund's investment adviser.

     The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and BB&T Asset Management.

--------------------------------------------------------------------------------
THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT'S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. PLEASE READ BOTH PROSPECTUSES AND RETAIN THEM FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

--------------------------------------------------------------------------------

THE DATE OF THIS PROSPECTUS IS MAY 1, 2007.

2                                                        BB&T MID CAP GROWTH VIF

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS





                                                                                     PAGE
                                                                                     ----



RISK/RETURN SUMMARY AND FUND EXPENSES.............................................      3
  Investment Objective............................................................      3
  Principal Investment Strategies.................................................      3
  Principal Investment Risks......................................................      3
  Fund Performance................................................................      3
  Fund Expenses...................................................................      3
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS........................................      4
VALUATION OF SHARES...............................................................      5
DISCLOSURE OF PORTFOLIO HOLDINGS..................................................      6
PURCHASING AND REDEEMING SHARES...................................................      6
  Market Timing/Short-Term Trading................................................      6
  Servicing Agents................................................................      6
  Shareholder Servicing Arrangements -- Revenue Sharing...........................      7
MANAGEMENT OF THE FUND............................................................      7
  Investment Adviser..............................................................      7
  Administrator...................................................................      7
TAXATION..........................................................................      7
DIVIDENDS AND DISTRIBUTIONS.......................................................      8
GENERAL INFORMATION...............................................................      8
  Description of the Trust and Its Shares.........................................      8
  Miscellaneous...................................................................      8
FINANCIAL HIGHLIGHTS..............................................................      9

BB&T MID CAP GROWTH VIF                                                        3

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      RISK/RETURN SUMMARY AND FUND EXPENSES


--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
     The Fund seeks long-term capital appreciation.


--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. companies with market capitalization within the range of those companies in the Russell Mid Cap Growth(R) Index that BB&T Asset Management believes have an established record of growth and continue to present significant growth potential. As of March 31, 2007, the Russell Mid Cap Growth(R) Index had a capitalization range of $1.172 billion to $21.513 billion. In managing the Fund, BB&T Asset Management identifies companies that have established records of earnings and sales growth over a period of at least two years that it believes are poised to meet or exceed these figures going forward. These companies generally will have lower amounts of long-term debt; have attractive price/earnings to growth ratios; and have stock prices which have outperformed the Russell Mid Cap Growth(R) Index.



--------------------------------------------------------------------------------
                           PRINCIPAL INVESTMENT RISKS
     An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in equity securities, and growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties. The market could favor value stocks to the exclusion of growth stocks, or may not favor equities at all. In addition, investments in mid cap companies typically involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets, and lesser financial resources.

     The Fund also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities, such as convertible bonds and preferred stocks, generally will change in value inversely with changes in interest rates. The Fund's investments may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
                                FUND PERFORMANCE

     The following chart and table show how the Fund has performed. The chart demonstrates how the Fund's performance varies from year to year, and the table compares the Fund's performance to that of the Russell Mid Cap Growth(R) Index, a widely recognized, unmanaged index of common stocks. The information does not reflect charges and fees associated with a separate account that invests in the Fund or an insurance contract for which the Fund is an investment option. If these charges and fees were reflected, performance shown below would be lower. In addition, absent limitation of the Fund's expenses, total returns would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.


CALENDAR YEAR TOTAL RETURNS*+



(BAR GRAPH)



2002          -20
2003        36.57
2004        17.19
2005        14.38
2006         3.26



-------------------------------------






Best Quarter:      19.51%   6/30/03
Worst Quarter:    -13.31%   9/30/02




AVERAGE ANNUAL TOTAL RETURN*+
(for the periods ended December 31, 2006)



                                                                 SINCE INCEPTION
                                           1 YEAR    5 YEAR    (OCTOBER 15, 2001)
                                           ------    ------    ------------------



Fund....................................     3.26%    8.62%           9.68%
Russell Mid Cap Growth(R) Index.........    15.79%    6.19%           7.31%



--------


+ For periods prior to May 1, 2005, fund performance information appears for the BB&T Mid Cap Growth Fund, a series of the Variable Insurance Funds and the predecessor fund to the BB&T Mid Cap Growth VIF pursuant to a reorganization.


* Assumes reinvestment of dividends and distributions.


--------------------------------------------------------------------------------
                                  FUND EXPENSES
     The following expense table indicates the expenses that an investor may incur as a shareholder of the Fund

4                                                        BB&T MID CAP GROWTH VIF

-------------------------------------------------------------------------------

during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges. If they had been included, the expenses would have been higher.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)





Management Fees*........................   0.74%
Acquired Fund Fees and Expenses**.......   0.01%
Other Expenses***.......................   0.28%
                                           ----
Total Annual Fund Operating Expenses*...   1.03%



--------


 * BB&T Asset Management currently limits its management fee to 0.50%. Total annual operating expenses, after fee waivers and expense reimbursements, currently are limited to 0.80%. Any fee waiver or expense reimbursement is voluntary and may be terminated at any time.



 ** Acquired Fund Fees and Expenses reflects the aggregate amount of the total
    Fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund.



*** Expense information in the table has been restated to reflect changes in the contractual amounts of current fees.


EXPENSE EXAMPLE

     Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. If they had been included, the fees and expenses would have been higher. An investor's actual costs may be different.



1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------



 $105       $328       $569      $1,259




--------------------------------------------------------------------------------
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

     Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which BB&T Asset Management acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to the Fund.

     The Fund's investment objective is long-term capital appreciation. The investment objective is not fundamental, and may be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. companies with market capitalizations within the range of those companies in the Russell Mid Cap Growth(R) Index that BB&T Asset Management believes have an established record of growth and continue to present significant growth potential.

     BB&T Asset Management searches for companies that have established records of earnings and sales growth over a period of at least two years that it believes are poised to meet or exceed these figures going forward. These companies will generally have lower amounts of long-term debt; attractive price/earnings ratios in relation to a company's three to five-year earnings per share growth rate; and stock prices which have outperformed the Russell Mid Cap Growth(R) Index over the previous six months. In evaluating prospective investments, BB&T Asset Management also considers growth factors such as a company's new products, changes in management, and business restructuring. BB&T Asset Management will attempt to avoid overweighting the Fund's position on any major market sector (technology, health care, consumer discretionary, and industrials) beyond 150% of the weighting that sector has in the Russell Mid Cap Growth(R) Index. The Fund may also invest in preferred stock, warrants, or debt securities that are convertible into common stock.

     The Fund may, but is not required to, sell a portfolio investment if a company fails to meet earnings or revenue expectations or becomes overvalued, to change the Fund's weighting in a particular company or industry sector, or if better opportunities are available.

     About the Russell Mid Cap(R) Growth Index. The Russell Mid Cap Growth(R) Index is an unmanaged index representative of the performance of a basket of more than 430 mid-cap growth stocks.


     In addition to the above, the Fund has the flexibility to make other portfolio investments and engage in other investment techniques. More information on the Fund's investment strategies may be found in the Statement of Additional Information ("SAI") (see the back cover).


     The Fund's investment strategies may subject it to a number of risks, including the following:

MARKET RISK
     Although equities historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting

BB&T MID CAP GROWTH VIF                                                        5

-------------------------------------------------------------------------------

individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

     To the extent the Fund concentrates its investments in growth stocks, it will be subject to the risks particular to growth stocks, as well as the risk that growth stocks may underperform other types of stocks. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments, and they typically have less dividend income to cushion the effect of adverse market conditions.

     While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of mid-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. As a result, mid-cap stocks, and thus the Fund's shares, may fluctuate more in value than larger-cap stocks and funds that invest in them.

     Because industries, companies or countries experiencing economic growth can change, the Fund's performance could suffer if BB&T Asset Management is slow to respond to such changes. From time to time, the stock market may not favor the type of securities in which the Fund typically invests. Rather, the market could favor other types of securities, or it may not favor equities at all.

INTEREST RATE RISK
     Although the Fund's primary investment focus is equities, the Fund may invest in fixed income securities, such as convertible bonds, preferred stocks and debt securities. Generally, the value of these securities will change inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks in which the Fund invests. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth. Investors should note that interest rates currently are at or near historic lows.

CREDIT RISK
     The Fund's investments, and particularly investments in debt securities, may be affected by the creditworthiness of issuers in which the Fund invests. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, impact the value of the Fund's shares.

ACTIVE TRADING
     The Fund will not generally trade in securities for short-term profits. However, the Fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the Fund's performance.

TEMPORARY INVESTMENTS
     BB&T Asset Management may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objectives during that time, and it may miss out on some or all of an upswing in the securities markets.


     Please see the SAI for more detailed information about the Fund, its investment strategies, and its risks.



--------------------------------------------------------------------------------
                               VALUATION OF SHARES

     The Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A Business Day is a day on which the NYSE is open for trading. If portfolio investments of the Fund are traded in markets on days that are not Business Days of the Fund, the Fund's net asset value may fluctuate on days when investors cannot purchase or redeem shares.

     Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund and any liabilities allocable to the Fund, by the number of the Fund's outstanding shares. The net asset value per share of the Fund will fluctuate as the value of the investment portfolio of the Fund changes.

     The securities in the Fund are generally valued at current market prices. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts (ADRs), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. If there have been no sales for that day on any exchange or system, a security is valued at the latest available bid prices on the exchange or system where the security is principally traded. If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent

6                                                        BB&T MID CAP GROWTH VIF

-------------------------------------------------------------------------------



events), the securities will be fair valued using guidelines adopted by the Board of Trustees of the BB&T Variable Insurance Funds (the "Trust"). For further information about valuation of investments, see the SAI.



--------------------------------------------------------------------------------
                        DISCLOSURE OF PORTFOLIO HOLDINGS


     Information regarding the Fund's policies and procedures regarding the disclosure of portfolio holdings is contained in our SAI.



--------------------------------------------------------------------------------
                         PURCHASING AND REDEEMING SHARES

     Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and BB&T Asset Management. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

     Shares of the Fund are purchased or redeemed at the net asset value per share based on the next determination after receipt and acceptance by the Fund (or an agent) of a purchase order or receipt of a redemption request. The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund's shares, in whole or in part. Transactions in shares of the Fund will be effected only on a Business Day of the Fund.

     Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

     The Trust currently does not foresee any disadvantages to investors if the Fund served as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

     The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.


--------------------------------------------------------------------------------
                        MARKET TIMING/SHORT-TERM TRADING

     Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity.


     We will apply our policies and procedures consistently to all Fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.


     In addition, the Fund may restrict purchases or exchanges of Fund shares by shareholders holding an account with a financial intermediary pursuant to Rule 22c-2 shareholder information agreements between the Fund and financial intermediaries.



--------------------------------------------------------------------------------
                                SERVICING AGENTS
     The Trust has adopted a plan under which up to 0.25% of the Fund's average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution

BB&T MID CAP GROWTH VIF                                                        7

-------------------------------------------------------------------------------

(or its affiliate) providing these services ("Servicing Agent") may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.


--------------------------------------------------------------------------------
              SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING

     BB&T Asset Management and/or its affiliates may pay out of their own assets compensation to financial institutions, including insurance companies, and other persons for distribution and/or servicing of the Fund's shares. These additional cash incentives, sometimes referred to as "revenue sharing arrangements," are payments over and above the service fees paid by the Fund, which are described above. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Fund shares, the amount that a Fund will receive for the sale of Fund shares or the expenses borne by Fund shares.



--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND


--------------------------------------------------------------------------------
                               INVESTMENT ADVISER

     BB&T Asset Management, 434 Fayetteville Street, Raleigh, N.C. 27601, is the Fund's investment adviser. BB&T Asset Management is a separate wholly-owned subsidiary of BB&T Corporation.



     Branch Banking and Trust Company ("BB&T Bank") is the oldest bank in North Carolina. It is the principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina corporation headquartered in Winston-Salem, North Carolina. As of December 31, 2006, BB&T Corporation had assets of approximately $121.4 billion. Through its subsidiaries, BB&T Corporation operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, West Virginia, North Carolina, South Carolina, Virginia, Maryland and Washington, D.C., providing a broad range of financial services to individuals and businesses. In addition to general commercial, mortgage and retail banking services, BB&T Bank also provides trust, investment, insurance and travel services. BB&T Bank has provided investment management services through its Trust and Investment Services Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages discretionary accounts of more than $15.3 billion.



     Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment programs.


     Under an investment advisory agreement between the Trust and BB&T Asset Management, the Trust pays BB&T Asset Management an investment advisory fee, computed daily and payable monthly, at an annual rate equal to the lesser of:
(a) 0.74% of the Fund's average daily net assets; or (b) such amount as may from time to time be agreed upon in writing by the Trust and BB&T Asset Management.


     A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management is available in the Fund's annual report to shareholders for the period ended December 31, 2006.


PORTFOLIO MANAGER
     David Nolan has managed or has been a member of the team that manages the Mid Cap Growth VIF since its inception. Mr. Nolan is a Senior Vice President and portfolio manager with BB&T Asset Management. He has been with BB&T Asset Management and its predecessors since 1985.


     The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of shares in the Fund.



--------------------------------------------------------------------------------
                                  ADMINISTRATOR
     BB&T Asset Management is the administrator for the Fund. PFPC Inc. acts as the Fund's sub-administrator. The address of the sub-administrator is 301 Bellevue Parkway, Wilmington, Delaware 19809.


     See the SAI for further information about the Fund's service providers.



--------------------------------------------------------------------------------
                                    TAXATION

     The Fund intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes.

     An insurance company separate account that funds variable life insurance contracts can "look through" a

8                                                        BB&T MID CAP GROWTH VIF

-------------------------------------------------------------------------------


qualifying regulated investment company to determine its own diversification. Consequently, the Fund intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.


     If the Fund fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if holders of variable life insurance or variable annuity contracts have an impermissible level of control of the Fund shares underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code will no longer be available. Please see the SAI for further discussion.



     Since the shareholders of the Fund will be separate accounts, no discussion is included here as to tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the SAI for more information on taxes.


     The discussion above is based on the assumption that the shares of the Fund will be respected as owned by insurance company separate accounts. If this is not the case, the person(s) determined to own the shares will be currently taxed on Fund distributions and redemption proceeds.


--------------------------------------------------------------------------------

                           DIVIDENDS AND DISTRIBUTIONS



     All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared and paid quarterly. Capital gains are distributed at least annually.



     Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.



--------------------------------------------------------------------------------
                               GENERAL INFORMATION


--------------------------------------------------------------------------------
                     DESCRIPTION OF THE TRUST AND ITS SHARES
     BB&T Variable Insurance Funds was organized as a Massachusetts business trust in 2004. BB&T Variable Insurance Funds currently consists of multiple portfolios. The Board of Trustees of the Trust may establish additional portfolios in the future and, unless a policy or procedure is expressly designated as fundamental, may change the Funds' policies and procedures without shareholder approval. Under Massachusetts law, shareholders could be held personally liable for the obligations of the Trust under certain circumstances. However, the Trust's declaration of trust disclaims liability of its shareholders and provides for indemnification out of Trust property (to the extent of the assets of the particular series of shares of which the shareholder is a holder) for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability should be considered remote.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
     No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering made by this prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Fund. This prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not be lawfully made.

BB&T MID CAP GROWTH VIF                                                        9

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS


     The following table is included to assist investors in evaluating the financial performance of the Fund since its commencement of operations through December 31, 2006. Certain information reflects financial results of a single share. "Total Return" represents how much an investment in the Fund would have earned (or lost) during each period. This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. This information, along with the Fund's financial statements, is included in the annual report, which may be obtained free of charge upon request.




                                   YEAR ENDED           YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 2006    DECEMBER 31, 2005    DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
                               -----------------    -----------------    -----------------   -----------------   -----------------



NET ASSET VALUE, BEGINNING
  OF PERIOD.................        $ 15.67              $ 13.70              $ 11.69             $  8.56             $ 10.70
                                    -------              -------              -------             -------             -------
INVESTMENT ACTIVITIES:
  Net investment income
     (loss).................           0.03                (0.04)               (0.05)              (0.06)              (0.09)
  Net realized/unrealized
     gains (losses) on
     investments............           0.44                 2.01                 2.06                3.19               (2.05)
                                    -------              -------              -------             -------             -------
       Total from Investment
          Activities........           0.47                 1.97                 2.01                3.13               (2.14)
                                    -------              -------              -------             -------             -------
DIVIDENDS:
  Net Investment income.....          (0.07)                  --                   --                  --                  --
  Net realized gains on
     investments............          (0.91)                  --                   --                  --                  --
                                    -------              -------              -------             -------             -------
     Total Dividends........          (0.98)                  --                   --                  --                  --
                                    -------              -------              -------             -------             -------
NET ASSET VALUE, END OF
  PERIOD....................        $ 15.16              $ 15.67              $ 13.70             $ 11.69             $  8.56
                                    =======              =======              =======             =======             =======
       TOTAL RETURN**.......           3.26%               14.38%               17.19%              36.57%             (20.00)%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period
     (000)..................        $25,460              $39,090              $32,407             $23,903             $10,864
  Ratio of net expenses to
     average net assets.....           0.78%                0.78%                0.83%               0.98%               1.23%
  Ratio of net investment
     income (loss) to
     average net assets.....           0.25%               (0.28)%              (0.44)%             (0.78)%             (1.05)%
  Ratio of expenses to
     average net assets*....           1.02%                1.10%                1.22%               1.37%               1.62%
  Portfolio turnover rate...         160.04%              113.04%              135.55%             113.75%              96.89%



--------

  * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.


 ** Total return ratios assume reinvestment of distributions at a net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund's shares.

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

AN INVESTOR CAN GET FREE COPIES OF THE REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS ANY QUESTIONS ABOUT THE FUND, BY CONTACTING A BROKER OR BANK THAT SELLS AN INSURANCE CONTRACT THAT OFFERS THE FUND AS AN INVESTMENT OPTION. THE FUND DOES NOT MAINTAIN A WEB SITE. HOWEVER, YOU MAY OBTAIN FREE COPIES OF THE REPORTS AND THE SAI BY CONTACTING US AT:

                               BB&T VARIABLE INSURANCE FUNDS

                               P.O. BOX 9762


                               PROVIDENCE, RI 02940-9762

                               TELEPHONE: 1-800-228-1872


Investors can review and copy the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission. Investors may call 1-202-551-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

- For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

- Free from the EDGAR database on the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-21682.

                         BB&T CAPITAL MANAGER EQUITY VIF
                          BB&T VARIABLE INSURANCE FUNDS



                                 1-800-228-1872

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The BB&T Capital Manager Equity VIF (the "Fund") seeks capital appreciation by investing primarily in a diversified portfolio of mutual funds offered by the BB&T Funds, an affiliated open-end investment company. The Fund's goals and investment program are described in detail inside. BB&T Asset Management, Inc. ("BB&T Asset Management") serves as the Fund's investment adviser.

     The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and BB&T Asset Management.

--------------------------------------------------------------------------------
THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT'S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. PLEASE READ BOTH PROSPECTUSES AND RETAIN THEM FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

--------------------------------------------------------------------------------

THE DATE OF THIS PROSPECTUS IS MAY 1, 2007.

2                                                BB&T CAPITAL MANAGER EQUITY VIF

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS





                                                                                     PAGE
                                                                                     ----


RISK/RETURN SUMMARY AND FUND EXPENSES.............................................      3
  Investment Objective............................................................      3
  Principal Investment Strategies.................................................      3
  Principal Investment Risks......................................................      3
  Fund Performance................................................................      3
  Fund Expenses...................................................................      4

INVESTMENT OBJECTIVE AND STRATEGIES...............................................      4

RISK CONSIDERATIONS...............................................................      6

VALUATION OF SHARES...............................................................      8

DISCLOSURE OF PORTFOLIO HOLDINGS..................................................      8

PURCHASING AND REDEEMING SHARES...................................................      8
  Market Timing/Short-Term Trading................................................      9
  Servicing Agents................................................................      9
  Shareholder Servicing Arrangements -- Revenue Sharing...........................      9

MANAGEMENT OF THE FUND............................................................     10
  Investment Adviser..............................................................     10
  Administrator...................................................................     10

TAXATION..........................................................................     11

DIVIDENDS AND DISTRIBUTIONS.......................................................     11

GENERAL INFORMATION...............................................................     11
  Description of the Trust and Its Shares.........................................     11
  Miscellaneous...................................................................     11

FINANCIAL HIGHLIGHTS..............................................................     12

BB&T CAPITAL MANAGER EQUITY VIF                                                3

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      RISK/RETURN SUMMARY AND FUND EXPENSES


--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
     The Fund seeks capital appreciation.


--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
     Under normal market conditions, the Fund will invest at least 80% of its assets in a diversified portfolio of equity mutual funds (the "Underlying Funds") offered by the BB&T Funds, an affiliated open-end investment company. The Fund will purchase shares of the Underlying Funds at net asset value and without sales charge.

     The Fund allocates its assets among the Underlying Funds within strategy ranges determined by the portfolio managers. The portfolio managers will make allocation decisions according to the outlook for the economy, financial markets, and relative market valuation of the Underlying Funds. The Fund will invest its assets in the following Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:


                                      INVESTMENT RANGE
                                       (PERCENTAGE OF
UNDERLYING FUND                         FUND ASSETS)
---------------                       ----------------



STOCK FUNDS
BB&T Equity Index Fund............        0% - 90%
BB&T Large Cap Fund...............        0% - 65%
BB&T Mid Cap Growth Fund..........        0% - 65%
BB&T Mid Cap Value Fund...........        0% - 65%
BB&T Small Cap Fund...............        0% - 65%
BB&T International Equity Fund....        0% - 65%
BOND FUNDS
BB&T Short U.S. Government Fund...        0% - 40%
BB&T Intermediate U.S. Government
  Fund............................        0% - 40%
BB&T Total Return Bond Fund.......        0% - 40%
MONEY MARKET FUNDS
BB&T Treasury Money Market Fund...        0% - 10%
BB&T Prime Money Market Fund......        0% - 10%



--------------------------------------------------------------------------------
                           PRINCIPAL INVESTMENT RISKS
     An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of its investments in Underlying Funds may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in Underlying Funds that primarily invest in common stocks and other equity securities.

     The Fund also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in Underlying Funds that primarily invest in fixed income securities generally will change in value inversely with changes in interest rates.

     In addition, the Fund's investments, and particularly its investments in Underlying Funds that primarily invest in fixed income securities, may expose the Fund to credit risk, which is the risk that an issuer of the portfolio securities held by the Underlying Funds will default or not be able to meet its financial obligations.

     The Fund is subject to foreign investment risk, which is the risk that the Fund's investments in Underlying Funds that invest in securities issued by foreign companies may subject the Fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and legal standards.

     Because the Fund invests substantially all of its assets in Underlying Funds, it will incur its pro rata share of the Underlying Funds' expenses.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
                                FUND PERFORMANCE

     The following chart and table show how the Fund has performed. The chart demonstrates how the Fund's performance varies from year to year, and the table compares the Fund's performance to that of the Standard & Poor's 500(R) Index ("S&P 500(R) Index"), a widely recognized, unmanaged index of common stocks. The information does not reflect charges and fees associated with a separate account that invests in the Fund or an insurance contract for which the Fund is an investment option. If these charges and fees were reflected, performance shown below would be lower. In addition, absent limitation of the Fund's expenses, total return would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.

4                                                BB&T CAPITAL MANAGER EQUITY VIF

-------------------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS*+



[GRAPH]



2002        -21.25
2003         25.47
2004         11.91
2005          6.77
2006         15.82



-------------------------------------







Best Quarter:      14.44%   6/30/03
Worst Quarter:    -16.43%   9/30/02




AVERAGE ANNUAL TOTAL RETURN*+
(for the periods ended December 31, 2006)



                                                              SINCE INCEPTION
                                          1 YEAR    5 YEAR     (MAY 1, 2001)
                                          ------    ------    ---------------



Fund...................................    15.82%    6.46%          4.11%
S&P 500(R) Index.......................    15.79%    6.19%          4.05%



--------


+ For periods prior to May 1, 2005, fund performance information appears for the BB&T Capital Manager Equity Fund, a series of the Variable Insurance Funds and the predecessor fund to the BB&T Capital Manager Equity VIF pursuant to a reorganization.


* Assumes reinvestment of dividends and distributions.


--------------------------------------------------------------------------------
                                  FUND EXPENSES
     The following expense table indicates the expenses that an investor may incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges. If they had been included, the expenses would have been higher.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)





Management Fees*........................   0.25%
Acquired Fund Fees and Expenses**.......   0.89%
Other Expenses*,***.....................   0.18%
                                           -----
Total Annual Fund Operating Expenses*...   1.32%



--------


  * BB&T Asset Management currently limits its management fees to 0.00%. Total annual operating expenses, after fee waivers and expense reimbursements, currently are limited to 1.07%. Any fee waiver or expense reimbursement is voluntary and may be terminated at any time.


 ** Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund's Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

*** Expense information in the table has been restated to reflect changes in the contractual amounts of current fees.

EXPENSE EXAMPLE
     Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. If they had been included, the fees and expenses would have been higher. An investor's actual costs may be different.



1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------


 $134       $418       $723      $1,590





--------------------------------------------------------------------------------
                      INVESTMENT OBJECTIVES AND STRATEGIES

     Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which BB&T Asset Management acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to the Fund.

     The Fund's investment objective is capital appreciation. The investment objective is not fundamental, and may be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 80% of its assets in a diversified portfolio of equity Underlying Funds. BB&T Asset Management anticipates that the Fund generally will focus on Underlying Funds that invest primarily in equity securities. However, it also may invest a portion of its assets in Underlying Funds that invest primarily in fixed income securities or money market instruments. For temporary cash management and liquidity purposes, the Fund also may hold cash and invest in short-term obligations.

     The Fund's investment strategy is diversified by its investments in the Underlying Funds, which invest in growth- and value-oriented equity securities, foreign securities, debt securities, and cash and cash equivalents. The

BB&T CAPITAL MANAGER EQUITY VIF                                                5

-------------------------------------------------------------------------------


allocation of the Fund's assets among the Underlying Funds will be made by BB&T Asset Management, which will make allocation decisions according to its outlook for the economy, financial markets, and relative market valuation of the Underlying Funds. The Fund's net asset value will fluctuate with changes in the securities markets and the value of the Underlying Funds in which it invests.


     More information on the Fund's investment strategies, and those of the Underlying Funds, may be found in the Statement of Additional Information ("SAI") (see back cover).



--------------------------------------------------------------------------------
             INVESTMENT OBJECTIVES AND POLICIES -- UNDERLYING FUNDS
     Following are brief descriptions of the Underlying Funds in which the Fund may invest. Underlying Funds may be added or deleted as investment options at the discretion of BB&T Asset Management.

BB&T EQUITY FUNDS
     BB&T Equity Index Fund. The BB&T Equity Index Fund's investment objective is to seek investment results that correspond to the total return of the broad range of common stocks represented in the S&P 500(R) Index. The fund seeks this objective by investing all of its assets in a separate mutual fund, called the S&P 500(R) Index Master Portfolio ("Master Portfolio"). The Master Portfolio pursues its investment objective by holding each of the stocks that make up the S&P 500(R) Index.

     - About the S&P 500(R) Index. The S&P 500(R) Index is an unmanaged index comprising stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

     BB&T Large Cap Fund. The BB&T Large Cap Fund's investment objective is to seek capital growth, current income or both, primarily through investment in stocks. Under normal market conditions, the fund will invest at least 80% of its assets in stocks of large capitalization companies which are those companies with market capitalizations within the range of those companies in the S&P 500(R) Index. These stocks may include common stocks, preferred stocks, warrants, or debt instruments that are convertible to common stocks. While some stocks may be purchased primarily to achieve the fund's investment objective for income, most stocks will be purchased by the fund primarily in furtherance of its investment objective for growth.

     BB&T Mid Cap Growth Fund. The BB&T Mid Cap Growth Fund's investment objective is to seek long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its net assets in the securities of middle capitalization companies. The fund invests primarily in common stocks of U.S. companies that have an established record of growth and continue to present significant potential for capital appreciation. Medium capitalization companies are generally those companies with market capitalizations within the range of those companies in the Russell Midcap Growth(R) Index. In selecting investments for the fund, BB&T Asset Management will consider growth factors such as a company's new products, changes in management, and business restructurings. BB&T Asset Management will also search for companies that have established records of earnings and sales growth over a period of at least two years that it believes are poised to meet or exceed these figures going forward.

     BB&T Asset Management may sell a stock if a company fails to meet earnings or revenue expectations or becomes overvalued (i.e., high price/earnings ratio relative to its earnings growth). BB&T Asset Management also may sell a stock to change the fund's weighting in a particular company or industry sector, or if better opportunities are available. Due to its investment strategy, the fund may buy and sell securities frequently, which may result in higher transaction costs.

     BB&T Mid Cap Value Fund. The BB&T Mid Cap Value Fund's investment objective is to seek long-term growth of capital by investing the fund's assets primarily in equity securities of companies that are considered to be undervalued. Under normal market conditions, the fund seeks this objective by investing at least 80% of its net assets in the securities of middle capitalization companies. The fund considers a company to be a mid-capitalization company if it has a market capitalization within the range of those companies in the Russell Midcap(R) Value Index.

     In managing the fund, the portfolio managers attempt to diversify across different economic sectors, selecting the stocks that they believe are undervalued and have a favorable outlook. In choosing individual stocks, the portfolio managers utilize both a quantitative and qualitative approach to examine the fundamental characteristics of a particular company. Quantitative analysis focuses on businesses with strong cash flow, a competitive advantage, balance sheet strength, and above average profitability. Qualitatively, portfolio managers look for quality management with characteristics of insider ownership, fair incentive compensation and a long-term history of skilled capital allocation decisions.

     BB&T Small Cap Fund. The BB&T Small Cap Fund's investment objective is to seek long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization companies. Under normal market conditions, the fund seeks this objective by investing at least 80% of its net assets in small capitalization companies whose capitalization is less than $3 billion. In making portfolio investments, the fund uses a quantitative process

6                                                BB&T CAPITAL MANAGER EQUITY VIF

-------------------------------------------------------------------------------


to examine the financial and valuation characteristics of a particular issuer.

     BB&T International Equity Fund. The BB&T International Equity Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of foreign issuers. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities and at least 65% of its assets in the equity securities of foreign issuers. The fund may also invest its assets in countries with emerging economies or securities markets. The fund intends to diversify broadly across countries, but reserves the right to invest a substantial portion of the fund's assets in one or more countries if economic and business conditions warrant such investments.

     When choosing securities, a value investment style is employed so that the investment sub-adviser targets equity securities that are believed to be undervalued. The investment sub-adviser will emphasize stocks with price/earnings ratios below average for a security's earnings trend, and a security's price momentum will be also a factor considered in security selection. The investment sub-adviser will also consider macroeconomic factors such as the prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions, and the outlook for currency relationships.

BB&T BOND FUNDS
     The investment objective of each of these Underlying Funds is to seek current income consistent with the preservation of capital:

     - The BB&T Short U.S. Government Fund under normal market conditions will invest at least 80% of its net assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The duration of the fund will be from 1.0 to 3.5 years.

     - The BB&T Intermediate U.S. Government Fund under normal market conditions will invest at least 80% of its net assets in bonds issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Bonds for this purpose will include Treasury bills (maturities of less than one year), bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. Government. The duration of the fund will be from 3.0 to 7.0 years.

     - The BB&T Total Return Bond Fund invests in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate bonds, asset-backed securities, commercial mortgage-backed securities and convertible securities. The fund will invest the portion of its assets invested in corporate bonds primarily in investment grade corporate bonds. The fund may invest up to 25% of its total assets in bonds that are below investment grade, which are commonly referred to as "high yield" or "junk" bonds, and/or foreign and emerging market bonds.

     These Underlying Funds also may invest in other types of bonds and fixed income instruments, short-term obligations, and the shares of other investment companies.

BB&T MONEY MARKET FUNDS
     The investment objective of each of these Underlying Funds is to seek current income with liquidity and stability of principal:

     - The BB&T U.S. Treasury Money Market Fund invests exclusively in short-term U.S. dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

     - The BB&T Prime Money Market Fund invests exclusively in U.S. dollar-denominated, "high-quality" short-term debt obligations.

     Obligations purchased by these money market funds are limited to obligations which BB&T Asset Management has determined present minimal credit risks. Although these funds seek to preserve a share value equal to $1.00 per share, it is possible to lose money by investing in these Underlying Funds. These investments are not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
                               RISK CONSIDERATIONS

     The Fund's investment strategies may subject it to a number of risks, including the following:

MARKET RISK
     Although equities historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

     To the extent an Underlying Fund concentrates its investments in growth stocks, it will be subject to the risks particular to growth stocks, as well as the risk that growth stocks may underperform other types of stocks. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments, and they typically have less

BB&T CAPITAL MANAGER EQUITY VIF                                                7

-------------------------------------------------------------------------------


dividend income to cushion the effect of adverse market conditions.

     Certain of the Underlying Funds may invest in value stocks, which in theory limit downside risk because they are underpriced. Of course, an Underlying Fund's success in moderating market risk cannot be assured. There is no guarantee that a value stock is, in fact, undervalued or that the market will ever recognize its true value. In addition, to the extent that an Underlying Fund invests in value stocks or attempts to moderate potential volatility by investing in dividend-paying growth stocks, the Underlying Fund may produce more modest gains than equity funds with more aggressive investment profiles.

     BB&T Asset Management tries to manage market risk by diversifying the Fund's investments among the Underlying Funds, which are themselves diversified portfolios. However, BB&T Asset Management's success in moderating market risk cannot be assured. In addition, because the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without this constraint. You could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds' holdings.

SMALL- AND MID-CAP INVESTMENT RISK
     Certain of the Underlying Funds may invest in small- and mid-cap companies. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of small- and mid-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. As a result, small- and mid-cap stocks may fluctuate more in value than larger-cap stocks and funds that invest in them.

FOREIGN INVESTMENT RISK
     Certain of the Underlying Funds may invest in securities issued by foreign companies, and the BB&T International Equity Fund will invest primarily in equities of foreign companies. The securities of foreign companies may pose risks in addition to, or to a greater degree than, the risks described above. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Underlying Funds may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks.

EMERGING MARKETS RISK
     The risks associated with foreign investments are particularly pronounced in connection with investments in emerging markets. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

INTEREST RATE RISK
     Although the Fund's primary investment focus is equities, it may invest in Underlying Funds that invest in debt securities and other types of fixed income securities. Generally, the value of these securities will change inversely with changes in interest rates. Interest rate risk may be greater for the Underlying Funds' investments in mortgage- and asset-backed securities, because when interest rates rise, the maturities of these types of securities tend to lengthen, and the value of these securities may decrease more significantly. Further, as interest rates fall, these securities may be subject to the risk that the underlying loans will be paid sooner than expected, which may reduce returns by forcing an Underlying Fund to invest at lower prevailing interest rates. In addition, changes in interest rates may affect the operations of the issuers of equities in which the Underlying Funds invest. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth. Investors should note that interest rates currently are at or near historic lows.

CREDIT RISK
     The Underlying Funds' investments, and particularly investments in debt securities, may be affected by the creditworthiness of issuers in which the Underlying Funds invest. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, indirectly impact the value of the Fund's shares. The Underlying Funds may to some extent invest in lower rated fixed income securities. To a greater extent than more highly rated securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. Lower rated securities may be especially susceptible to real or perceived

8                                                BB&T CAPITAL MANAGER EQUITY VIF

-------------------------------------------------------------------------------

adverse economic and competitive industry conditions. In addition, lower rated securities may be less liquid than higher quality investments.

HIGH-YIELD/HIGH-RISK DEBT SECURITIES
     High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

ACTIVE TRADING
     Some of the Underlying Funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the Fund's performance.

INDEXING RISK
     The net asset value of the BB&T Equity Index Fund, which is not actively managed, may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the S&P 500(R) Index, the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index.

INVESTMENT IN UNDERLYING FUNDS
     Because the Fund normally will invest substantially all of its assets in the Underlying Funds, it will incur its pro rata share of the Underlying Funds' expenses. In addition, the Fund will be subject to the effects of business and regulatory developments that affect the Underlying Funds or the investment company industry generally. Since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints.

TEMPORARY INVESTMENTS
     BB&T Asset Management may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. The Underlying Funds generally have comparable investment flexibility. If the Fund or an Underlying Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.


     Please see the SAI for more detailed information about the Fund and Underlying Funds, their investment strategies, and their risks.



--------------------------------------------------------------------------------
                               VALUATION OF SHARES

     The Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A Business Day is a day on which the NYSE is open for trading. If portfolio investments of an Underlying Fund are traded in markets on days that are not Business Days of the Fund, the Fund's net asset value may vary on days when investors cannot purchase or redeem shares.

     Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund and any liabilities allocable to the Fund, by the number of the Fund's outstanding shares. The net asset value per share of the Fund will fluctuate as the value of the investment portfolio of the Fund changes.


     The Fund values its investments in the Underlying Funds at the net asset value per share of each Underlying Fund in which it invests. The portfolio securities in the Underlying Funds are generally valued at current market prices. If market quotations are not readily available (which may include prices which appear to be unreliable due to subsequent events), the securities will be fair valued using guidelines adopted by the Board of Trustees of the BB&T Variable Insurance Funds (the "Trust"). For further information about valuation of investments, see the SAI.



--------------------------------------------------------------------------------
                        DISCLOSURE OF PORTFOLIO HOLDINGS


     Information regarding the Fund's policies and procedures regarding the disclosure of portfolio holdings is contained in our SAI.



--------------------------------------------------------------------------------
                         PURCHASING AND REDEEMING SHARES

     Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and BB&T Asset Management. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums

BB&T CAPITAL MANAGER EQUITY VIF                                                9

-------------------------------------------------------------------------------


and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

     Shares of the Fund are purchased or redeemed at the net asset value per share based on the next determination after receipt and acceptance by the Fund (or an agent) of a purchase order or receipt of a redemption request. The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund's shares, in whole or in part. Transactions in shares of the Fund will be effected only on a Business Day of the Fund.

     Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

     The Trust currently does not foresee any disadvantages to investors if the Fund served as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

     The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.


--------------------------------------------------------------------------------
                        MARKET TIMING/SHORT-TERM TRADING

     Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity.


     We will apply our policies and procedures consistently to all Fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.


     In addition, the Fund may restrict purchases or exchanges of Fund shares by shareholders holding an account with a financial intermediary pursuant to Rule 22c-2 shareholder information agreements between the Fund and financial intermediaries.



--------------------------------------------------------------------------------
                                SERVICING AGENTS
     The Trust has adopted a plan under which up to 0.25% of the Fund's average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services ("Servicing Agent") may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.


--------------------------------------------------------------------------------
             SHAREHOLDER SERVICING ARRANGEMENTS --  REVENUE SHARING

     BB&T Asset Management and/or its affiliates may pay out of their own assets compensation to financial institutions, including insurance companies, and other persons for distribution and/or servicing of the Fund's shares. These additional cash incentives, sometimes referred to as "revenue sharing arrangements," are payments over and above the service fees paid by the Fund, which are described above. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Fund shares, the amount that a Fund will receive for the sale of Fund shares, or the expenses borne by Fund shares.

10                                               BB&T CAPITAL MANAGER EQUITY VIF

-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND


--------------------------------------------------------------------------------
                               INVESTMENT ADVISER

     BB&T Asset Management, 434 Fayetteville Street, Raleigh, N.C. 27601, is the Fund's investment adviser. BB&T Asset Management is a separate wholly-owned subsidiary of BB&T Corporation.



     Branch Banking and Trust Company ("BB&T Bank") is the oldest bank in North Carolina. It is the principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina corporation headquartered in Winston-Salem, North Carolina. As of December 31, 2006, BB&T Corporation had assets of approximately $121.4 billion. Through its subsidiaries, BB&T Corporation operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, West Virginia, North Carolina, South Carolina, Virginia, Maryland and Washington, D.C., providing a broad range of financial services to individuals and businesses. In addition to general commercial, mortgage and retail banking services, BB&T Bank also provides trust, investment, insurance and travel services. BB&T Bank has provided investment management services through its Trust and Investment Services Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages discretionary accounts of more than $15.3 billion.



     Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment programs.


     Under an investment advisory agreement between the Trust and BB&T Asset Management, the Trust pays BB&T Asset Management an investment advisory fee, computed daily and payable monthly, at an annual rate equal to the lesser of:
(a) 0.25% of the Fund's average daily net assets; or (b) such amount as may from time to time be agreed upon in writing by the Trust and BB&T Asset Management. As a shareholder of an Underlying Fund, the Fund also will indirectly bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Fund.


     A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management is available in the Fund's annual report to shareholders for the period ended December 31, 2006.


PORTFOLIO MANAGER

     All decisions for the Capital Manager Equity VIF are made by a team, which includes Jeffrey J. Schappe, Robert F. Millikan, Ronald T. Rimkus and Will Gholston. Mr. Schappe, CFA, has been a member of the team since March 2005. Mr. Schappe has served as Chief Investment Officer for BB&T Asset Management since April 2004. From 2002 through April 2004, he served as Senior Vice President and Chief Investment Officer for Citizens Advisers. He joined Citizens in 2001 as Director of Research. Before working at Citizens Advisers, Schappe managed the research department at George K. Baum & Company, a regional broker-dealer and investment bank. Prior to that, he served as Vice President/Portfolio Manager and Director of Research for Conseco Capital Management. Mr. Millikan, CFA, has been a member of the team since September 2004. Mr. Millikan is a Senior Vice President and Director of Fixed Income Management with the Adviser. He has been with the Adviser and its predecessors since February 2000. From July 1990 to February 2000, he was an investment officer with First Citizens Bank. Mr. Rimkus, CFA, has been a member of the team since March 2006. He joined BB&T Asset Management in January 2006 as the Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc. Mr. Gholston, CFA, has been a member of the team since March 2006. Mr. Gholston is an Assistant Vice President and Manager of Quantitative Analysis with BB&T Asset Management. He has been with BB&T Asset Management since October 2003. Prior to joining BB&T Asset Management, he served as an Investment Performance Associate/Analyst for Cambridge Associates and UNC Management Company.



     Subject to Mr. Schappe's oversight and guidance as chairman of the team, the team members jointly discuss developments across the various market sectors and determine an appropriate allocation of fund assets between the Underlying Funds. Mr. Gholston is responsible for selecting particular investments on a day-to-day basis.


     The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares in the Funds for which they are portfolio managers.


--------------------------------------------------------------------------------
                                  ADMINISTRATOR

     BB&T Asset Management is the administrator for the Fund. PFPC Inc. acts as the Fund's sub-administrator. The address of the sub-administrator is 301 Bellevue Parkway, Wilmington, Delaware 19809.



     See the SAI for further information about the Fund's service providers.

BB&T CAPITAL MANAGER EQUITY VIF                                               11

-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                    TAXATION

     The Fund intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes.

     An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, the Fund intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.


     If the Fund fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if holders of variable life insurance or variable annuity contracts have an impermissible level of control of the Fund shares underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code will no longer be available. Please see the SAI for further discussion.



     Since the shareholders of the Fund will be separate accounts, no discussion is included here as to tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the SAI for more information on taxes.


     The discussion above is based on the assumption that the shares of the Fund will be respected as owned by insurance company separate accounts. If this is not the case, the person(s) determined to own the shares will be currently taxed on Fund distributions and redemption proceeds.



--------------------------------------------------------------------------------

                           DIVIDENDS AND DISTRIBUTIONS



     All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared and paid quarterly. Capital gains are distributed at least annually.



     Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.



--------------------------------------------------------------------------------
                               GENERAL INFORMATION


--------------------------------------------------------------------------------
                     DESCRIPTION OF THE TRUST AND ITS SHARES
     BB&T Variable Insurance Funds was organized as a Massachusetts business trust in 2004. BB&T Variable Insurance Funds currently consists of multiple portfolios. The Board of Trustees of the Trust may establish additional portfolios in the future and, unless a policy or procedure is expressly designated as fundamental, may change the Funds' policies and procedures without shareholder approval. Under Massachusetts law, shareholders could be held personally liable for the obligations of the Trust under certain circumstances. However, the Trust's declaration of trust disclaims liability of its shareholders and provides for indemnification out of Trust property (to the extent of the assets of the particular series of shares of which the shareholder is a holder) for all loss and expense of any shareholder held personally liable for the obligations of the Trust.

     Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability should be considered remote.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
     No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering made by this prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Fund. This prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not be lawfully made.

12                                               BB&T CAPITAL MANAGER EQUITY VIF

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS


     The following table is included to assist investors in evaluating the financial performance of the Fund since its commencement of operations through December 31, 2006. Certain information reflects financial results of a single share. "Total Return" represents how much an investment in the Fund would have earned (or lost) during each period. This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. This information, along with the Fund's financial statements, is included in the annual report, which may be obtained free of charge upon request.




                                                                    YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------
                                                    2006***     2005***     2004***     2003***    2002***
                                                    -------     -------     -------     -------    -------



NET ASSET VALUE, BEGINNING OF PERIOD.............   $ 10.51     $  9.99     $  8.99     $  7.19    $  9.28
                                                    -------     -------     -------     -------    -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)...................      0.16        0.17        0.07        0.03       0.01
  Net realized/unrealized gains (losses) on
     investments.................................      1.45        0.50        1.00        1.80      (1.98)
                                                    -------     -------     -------     -------    -------
       Total from investment activities..........      1.61        0.67        1.07        1.83      (1.97)
                                                    -------     -------     -------     -------    -------
DIVIDENDS:
  Net investment income..........................     (0.12)      (0.15)      (0.07)      (0.03)     (0.01)
  Net realized gains on investments..............     (0.35)         --          --          --      (0.11)
                                                    -------     -------     -------     -------    -------
       Total Dividends...........................     (0.47)      (0.15)      (0.07)      (0.03)     (0.12)
                                                    -------     -------     -------     -------    -------
NET ASSET VALUE, END OF PERIOD...................   $ 11.65     $ 10.51     $  9.99     $  8.99    $  7.19
                                                    =======     =======     =======     =======    =======
TOTAL RETURN**...................................     15.82%       6.77%      11.91%      25.47%    (21.25)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, End of Period (000)................   $18,222     $28,722     $25,611     $20,606    $14,804
  Ratio of net expenses to average net assets....      0.17%       0.26%       0.34%       0.56%      0.64%
  Ratio of net investment income (loss) to
     average net assets..........................      1.15%       1.68%       0.75%       0.40%      0.15%
  Ratio of expenses to average net assets*.......      0.54%       0.55%       0.54%       0.66%      0.74%
  Portfolio turnover rate........................     20.55%       3.24%       1.09%      10.06%      3.47%



--------

* During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.


** Total return ratios assume reinvestment of distributions at a net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund's shares.



*** The expense ratios exclude the indirect impact of fees/expenses paid by each underlying fund.

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

AN INVESTOR CAN GET FREE COPIES OF THE REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS ANY QUESTIONS ABOUT THE FUND, BY CONTACTING A BROKER OR BANK THAT SELLS AN INSURANCE CONTRACT THAT OFFERS THE FUND AS AN INVESTMENT OPTION. THE FUND DOES NOT MAINTAIN A WEB SITE. HOWEVER, YOU MAY OBTAIN FREE COPIES OF THE REPORTS AND THE SAI BY CONTACTING US AT:

                               BB&T VARIABLE INSURANCE FUNDS

                               P.O. BOX 9762


                               PROVIDENCE, RI 02940-9762

                               TELEPHONE: 1-800-228-1872

Investors can review and copy the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission. Investors may call 1-202-551-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

- For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

- Free from the EDGAR database on the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-21682.

                      BB&T SPECIAL OPPORTUNITIES EQUITY VIF
                          BB&T VARIABLE INSURANCE FUNDS

                                 1-800-228-1872

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--------------------------------------------------------------------------------


     The BB&T Special Opportunities Equity VIF (the "Fund") seeks long-term capital appreciation by investing primarily in equity securities of mid- and large capitalization companies. The Fund's goals and investment program are described in detail inside. BB&T Asset Management Inc. ("BB&T Asset Management") serves as the Fund's investment adviser. Scott & Stringfellow, Inc. ("Scott & Stringfellow") serves as the investment sub-adviser of the Fund.


     The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, BB&T Asset Management and Scott & Stringfellow.

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THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT'S
PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. PLEASE READ BOTH PROSPECTUSES AND RETAIN THEM FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

--------------------------------------------------------------------------------

THE DATE OF THIS PROSPECTUS IS MAY 1, 2007.

2                                          BB&T SPECIAL OPPORTUNITIES EQUITY VIF

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--------------------------------------------------------------------------------
                                TABLE OF CONTENTS





                                                                                     PAGE
                                                                                     ----


RISK/RETURN SUMMARY AND FUND EXPENSES.............................................      3
  Investment Objective............................................................      3
  Principal Investment Strategies.................................................      3
  Principal Investment Risks......................................................      3
  Fund Performance................................................................      3
  Fund Expenses...................................................................      3
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS........................................      4
VALUATION OF SHARES...............................................................      5
DISCLOSURE OF PORTFOLIO HOLDINGS..................................................      6
PURCHASING AND REDEEMING SHARES...................................................      6
  Market Timing/Short-Term Trading................................................      6
  Servicing Agents................................................................      6
  Shareholder Servicing Arrangements -- Revenue Sharing...........................      7
MANAGEMENT OF THE FUND............................................................      7
  Investment Adviser..............................................................      7
  Administrator...................................................................      8
TAXATION..........................................................................      8
DIVIDENDS AND DISTRIBUTIONS.......................................................      8
GENERAL INFORMATION...............................................................      8
  Description of the Trust and Its Shares.........................................      8
  Miscellaneous...................................................................      9
FINANCIAL HIGHLIGHTS..............................................................     10

BB&T SPECIAL OPPORTUNITIES EQUITY VIF                                          3

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                      RISK/RETURN SUMMARY AND FUND EXPENSES


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                              INVESTMENT OBJECTIVE
     The Fund seeks long-term capital appreciation.


--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities, and will invest primarily in domestically traded common stocks of mid- and large capitalization companies. The Fund may invest to a lesser extent in the stocks of small capitalization companies and foreign companies whose stocks are traded on the New York Stock Exchange ("NYSE") or available through American Depositary Receipts ("ADRs") (which represent the right to receive securities of a foreign issuer that are deposited in a bank). The Fund uses a multi-style approach, meaning that it not only invests across different capitalization levels but may target both value- and growth-oriented companies.



--------------------------------------------------------------------------------
                           PRINCIPAL INVESTMENT RISKS
     An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to market risk, which is the risk that the market value of a portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be greatest for the Fund's investments in equity securities, and growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties. The Fund may also invest in stocks of small capitalization companies which generally involve greater risk than stocks of companies that are more established. In addition, value stocks may, in fact, not be undervalued, or their value may never be recognized by the market. The market could favor growth stocks to the exclusion of value stocks, or favor value stocks to the exclusion of growth stocks, or may not favor equities at all.

     The Fund also is subject to foreign investment risk. Foreign securities may entail risks that are different from, or in addition to, investments in the securities of domestic issuers, such as exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and legal standards.

     The Fund is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in fixed income securities, if any, generally will change in value inversely with changes in interest rates. The Fund's investments may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


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                                FUND PERFORMANCE

     The following chart and table show how the Fund has performed. The chart demonstrates how the Fund's performance varies from year to year, and the table compares the Fund's performance to that of the Standard and Poor's 500(R) Index (the "S&P 500(R) Index"), a widely recognized, unmanaged index of common stocks. The information does not reflect charges and fees associated with a separate account that invests in the Fund or an insurance contract for which the Fund is an investment option. If these charges and fees were reflected, performance shown below would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.


CALENDAR YEAR TOTAL RETURNS*



[GRAPH IN%]



2005         6.29
2006        24.71




--------------------------------------------------------------------------------





Best Quarter...................   8.97%  12/31/06
Worst Quarter..................  -0.08%  12/31/05






AVERAGE ANNUAL TOTAL RETURN*

(for the periods ended December 31, 2006)




                                                   SINCE INCEPTION
                                         1 YEAR    (JULY 22, 2004)
                                         ------    ---------------


Fund...................................   24.71%        21.41%
S&P 500(R) Index.......................   15.79%        13.20%



--------

* Assumes reinvestment of dividends and distributions.


--------------------------------------------------------------------------------
                                  FUND EXPENSES
     The following expense table indicates the expenses that an investor may incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges. If

4                                          BB&T SPECIAL OPPORTUNITIES EQUITY VIF

-------------------------------------------------------------------------------

they had been included, the expenses would have been higher.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)




Management Fees........................    0.80%
Other Expenses*........................    0.26%
                                           -----
Total Annual Fund Operating Expenses...    1.06%



--------

* Expense information in the table has been restated to reflect changes in the contractual amounts of current fees.

EXPENSE EXAMPLE
     Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. If they had been included, the fees and expenses would have been higher. An investor's actual costs may be different.



1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------



 $108       $337       $585      $1,294




--------------------------------------------------------------------------------
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

     Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which BB&T Asset Management or Scott & Stringfellow acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to the Fund.


     The Fund's investment objective is long-term capital appreciation. The investment objective is not fundamental, and may be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities, and will invest primarily in domestically traded common stocks of mid- and large capitalization companies. The Fund may invest, to a lesser extent in the stocks of small capitalization companies and foreign companies whose stocks are traded on the NYSE or available through ADRs. The Fund uses a multi-style approach, meaning that it not only invests across different capitalization levels but may target both value- and growth-oriented companies. Scott & Stringfellow looks for companies experiencing above-average revenue and profit growth as well as out-of-favor stocks that may be depressed due to what Scott & Stringfellow believes to be temporary economic circumstances. In choosing individual stocks, Scott & Stringfellow uses objective and subjective evaluation techniques to examine the value, growth and momentum characteristics of a particular issuer. In addition, the Fund may invest in debt securities and other types of fixed income securities.



     The Fund has the flexibility to make portfolio investments and engage in other investment techniques that are different than its principal strategies mentioned here. More information on the Fund's investment strategies may be found in the Statement of Additional Information ("SAI") (see back cover).


     The Fund's investment strategies may subject it to a number of risks, including the following:



MARKET RISK
     Although stocks historically have outperformed other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. A "special opportunities" investment may, by its nature, represent a break from a company's past experience, which can create uncertainty and a significant potential risk of lessor opportunity for gain.

     To the extent the Fund concentrates its investments in growth stocks, it will be subject to risks particular to growth stocks, as well as the risk that growth stocks may underperform other types of stocks. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments, and they typically have less dividend income to cushion the effect of adverse market conditions.

     The Fund may also focus its investments in value stocks. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value. The market could favor growth stocks and, to the extent that the Fund invests in value stocks, the Fund may produce more modest gains than stock funds with more aggressive investment profiles.


FOREIGN INVESTMENT RISK

     The Fund may invest in stocks issued by foreign companies, although it will do so only if the stocks are traded in the U.S. or available through ADRs. The stocks of foreign companies may pose risks in addition to, or to a greater degree than, the risks described above. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject.

BB&T SPECIAL OPPORTUNITIES EQUITY VIF                                          5

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Accordingly, the Fund may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks.

     Scott & Stringfellow tries to manage market risk by primarily investing in stocks of relatively large capitalization U.S. issuers, and anticipates generally focusing on value stocks. Stocks of larger companies tend to be less volatile than those of smaller companies, and value stocks in theory limit downside risk because they are underpriced. Of course, Scott & Stringfellow's success in moderating market risk cannot be assured.

SMALL- AND MID-CAPITALIZATION INVESTMENT RISK
     While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of small- and mid-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. As a result, small- and mid-cap stocks, and thus the Fund's shares, may fluctuate more in value than larger-cap stocks and funds that invest in them.

INTEREST RATE RISK
     Although the Fund primarily invests in stocks, it may also invest in debt securities and other types of fixed income securities. Generally, the value of these securities will change inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks in which the Fund invests. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth. Investors should note that interest rates are currently at or near historic lows.

CREDIT RISK
     The Fund's investments, and particularly investments in debt securities, may be affected by the creditworthiness of issuers in which the Fund invests. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, impact the value of the Fund's shares.

ACTIVE TRADING
     The Fund will not generally trade in securities for short-term profits. However, the Fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the Fund's performance.

TEMPORARY INVESTMENTS
     Scott & Stringfellow may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.


     Please see the SAI for more detailed information about the Fund, its investment strategies, and its risks.



--------------------------------------------------------------------------------
                               VALUATION OF SHARES


     The Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the NYSE (generally 4:00 p.m. Eastern
Time) on each Business Day. A Business Day is a day on which the NYSE is open for trading. If portfolio investments of the Fund are traded in markets on days that are not Business Days of the Fund, the Fund's net asset value may fluctuate on days when investors cannot purchase or redeem shares.


     Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund and any liabilities allocable to the Fund, by the number of the Fund's outstanding shares. The net asset value per share of the Fund will fluctuate as the value of the investment portfolio of the Fund changes.


     The securities in the Fund are generally valued at current market prices. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including ADRs, are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. If there have been no sales for that day on any exchange or system, a security is valued at the latest available bid prices on the exchange or system where the security is principally traded. If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities will be fair valued using guidelines adopted by the Board of Trustees of the BB&T Variable Insurance Funds (the "Trust"). For further information about valuation of investments, see the SAI.

6                                          BB&T SPECIAL OPPORTUNITIES EQUITY VIF

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--------------------------------------------------------------------------------
                        DISCLOSURE OF PORTFOLIO HOLDINGS


     Information regarding the Fund's policies and procedures regarding the disclosure of portfolio holdings is contained in our SAI.



--------------------------------------------------------------------------------
                         PURCHASING AND REDEEMING SHARES

     Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, BB&T Asset Management and Scott & Stringfellow. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

     Shares of the Fund are purchased or redeemed at the net asset value per share based on the next determination after receipt and acceptance by the Fund (or an agent) of a purchase order or receipt of a redemption request. The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund's shares, in whole or in part. Transactions in shares of the Fund will be effected only on a Business Day of the Fund.

     Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

     The Trust currently does not foresee any disadvantages to investors if the Fund served as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

     The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.


--------------------------------------------------------------------------------
                        MARKET TIMING/SHORT-TERM TRADING

     Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity.


     We will apply our policies and procedures consistently to all Fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.


     In addition, the Fund may restrict purchases or exchanges of Fund shares by shareholders holding an account with a financial intermediary pursuant to Rule 22c-2 shareholder information agreements between the Fund and financial intermediaries.



--------------------------------------------------------------------------------
                                SERVICING AGENTS
     The Trust has adopted a plan under which up to 0.25% of the Fund's average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services ("Servicing Agent") may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable

BB&T SPECIAL OPPORTUNITIES EQUITY VIF                                          7

-------------------------------------------------------------------------------

insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.


--------------------------------------------------------------------------------
              SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING

     BB&T Asset Management and/or its affiliates may pay out of their own assets compensation to financial institutions, including insurance companies, and other persons for distribution and/or servicing of the Fund's shares. These additional cash incentives, sometimes referred to as "revenue sharing arrangements," are payments over and above the service fees paid by the Fund, which are described above. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Fund shares, the amount that a Fund will receive for the sale of Fund shares or the expenses borne by the Fund shares.



--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND


--------------------------------------------------------------------------------
                               INVESTMENT ADVISER

     BB&T Asset Management, 434 Fayetteville Street, Raleigh, N.C. 27601, is the Fund's investment adviser. BB&T Asset Management is a separate wholly-owned subsidiary of BB&T Corporation.



     Branch Banking and Trust Company ("BB&T Bank") is the oldest bank in North Carolina. It is the principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina corporation headquartered in Winston-Salem, North Carolina. As of December 31, 2006, BB&T Corporation had assets of approximately $121.4 billion. Through its subsidiaries, BB&T Corporation operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, West Virginia, North Carolina, South Carolina, Virginia, Maryland and Washington, D.C., providing a broad range of financial services to individuals and businesses. In addition to general commercial, mortgage and retail banking services, BB&T Bank also provides trust, investment, insurance and travel services. BB&T Bank has provided investment management services through its Trust and Investment Services Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages discretionary accounts of more than $15.3 billion.



     Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment programs.


     Under an investment advisory agreement between the Trust and BB&T Asset Management, the Trust pays BB&T Asset Management an investment advisory fee, computed daily and payable monthly, at an annual rate equal to the lesser of:
(a) 0.80% of the Fund's average daily net assets; or (b) such amount as may from time to time be agreed upon in writing by the Trust and BB&T Asset Management.


     A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management and the subadvisory agreement with Scott & Stringfellow is available in the Fund's annual report to shareholders for the period ended December 31, 2006.


INVESTMENT SUB-ADVISER

     Scott & Stringfellow serves as the investment sub-adviser of the Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Scott & Stringfellow manages the Funds, selects their investments, and places all orders for purchase and sales of the Fund's securities, subject to the general supervision of the Board of Trustees and BB&T Asset Management in accordance with the Fund's investment objective, policies and restrictions. For its services and expenses assumed under the sub-advisory agreement, Scott & Stringfellow is entitled to a fee payable by BB&T Asset Management.



     Scott & Stringfellow, 909 E. Main Street, Richmond, Virginia 23219, is a wholly-owned subsidiary of BB&T Corporation. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients. As of December 31, 2006, Scott & Stringfellow had over $23 billion in client funds.



     For its services and expenses incurred under the Sub-Advisory Agreement, Scott & Stringfellow is entitled to a fee payable by BB&T Asset Management. The fee is computed daily and paid monthly at an annual rate of 0.40% of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by BB&T Asset Management and Scott & Stringfellow.


PORTFOLIO MANAGER
     George F. Shipp, CFA, has been the portfolio manager of the Fund since its inception. Mr. Shipp is the Senior Managing Director of CHOICE Asset Management, a department of Scott & Stringfellow, and serves as Chief Investment Officer of the CHOICE portfolios, separate accounts sponsored by Scott & Stringfellow. Mr. Shipp has been with Scott & Stringfellow since 1982.

8                                          BB&T SPECIAL OPPORTUNITIES EQUITY VIF

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     The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of shares in the Fund.



--------------------------------------------------------------------------------
                                  ADMINISTRATOR
     BB&T Asset Management is the administrator for the Fund. PFPC Inc. acts as the Fund's sub-administrator. The address of the sub-administrator is 301 Bellevue Parkway, Wilmington, Delaware 19809.


     See the SAI for further information about the Fund's service providers.



--------------------------------------------------------------------------------
                                    TAXATION

     The Fund intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes.

     An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, the Fund intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.


     If the Fund fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if holders of variable life insurance or variable annuity contracts have an impermissible level of control of the Fund shares underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code will no longer be available. Please see the SAI for further discussion.



     Since the shareholders of the Fund will be separate accounts, no discussion is included here as to tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the SAI for more information on taxes.


     The discussion above is based on the assumption that the shares of the Fund will be respected as owned by insurance company separate accounts. If this is not the case, the person(s) determined to own the shares will be currently taxed on Fund distributions and redemption proceeds.


--------------------------------------------------------------------------------

                           DIVIDENDS AND DISTRIBUTIONS



     All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared and paid quarterly. Capital gains are distributed at least annually.



     Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.



--------------------------------------------------------------------------------
                               GENERAL INFORMATION


--------------------------------------------------------------------------------
                     DESCRIPTION OF THE TRUST AND ITS SHARES
     BB&T Variable Insurance Funds was organized as a Massachusetts business trust in 2004. BB&T Variable Insurance Funds currently consists of multiple portfolios. The Board of Trustees of the Trust may establish additional portfolios in the future and, unless a policy or procedure is expressly designated as fundamental, may change the Fund's policies and procedures without shareholder approval. Under Massachusetts law, shareholders could be held personally liable for the obligations of the Trust under certain circumstances. However, the Trust's declaration of trust disclaims liability of its shareholders and provides for indemnification out of Trust property (to the extent of the assets of the particular series of shares of which the shareholder is a holder) for all loss and expense of any shareholder held personally liable for the

BB&T SPECIAL OPPORTUNITIES EQUITY VIF                                          9

-------------------------------------------------------------------------------

obligations of the Trust. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability should be considered remote.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
     No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering made by this prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Fund. This prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not be lawfully made.

10                                         BB&T SPECIAL OPPORTUNITIES EQUITY VIF

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS


     The following table is included to assist investors in evaluating the financial performance of the Fund since its commencement of operations through December 31, 2006. Certain information reflects financial results of a single share. "Total Return" represents how much an investment in the Fund would have earned (or lost) during the period. This information has been audited by KPMG LLP, the independent registered public accounting firm of the Fund. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. This information, along with the Fund's financial statements, is included in the annual report, which may be obtained free of charge upon request.




                                                        YEAR ENDED           YEAR ENDED         JULY 22, 2004 TO
                                                    DECEMBER 31, 2006    DECEMBER 31, 2005    DECEMBER 31, 2004(A)
                                                    -----------------    -----------------    --------------------


NET ASSET VALUE, BEGINNING OF PERIOD.............        $ 12.70              $ 12.12                $ 10.00
                                                         -------              -------                -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)...................          (0.02)               (0.03)                 (0.04)
  Net realized/unrealized gains (losses) on
     investments.................................           3.07                 0.79                   2.16
                                                         -------              -------                -------
       Total from Investment Activities..........           3.05                 0.76                   2.12
                                                         -------              -------                -------
DIVIDENDS:
  Net investment income..........................          (0.01)                --                     --
  Net realized gains on investments..............          (0.67)               (0.18)                  --
                                                         -------              -------                -------
       Total Dividends...........................          (0.68)               (0.18)                  --
                                                         -------              -------                -------
NET ASSET VALUE, END OF PERIOD...................        $ 15.07              $ 12.70                $ 12.12
                                                         =======              =======                =======
       TOTAL RETURN*(b)..........................          24.71%                6.29%                 21.20%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)................        $21,294              $31,768                $21,044
  Ratio of net expenses to average net assets
     (c).........................................           1.06%                1.23%                  1.45%
  Ratio of net investment income (loss) to
     average net assets(c).......................          (0.05)%              (0.28)%                (0.76)%
  Ratio of expenses to average net assets(c).....           1.06%                1.23%                  1.45%
  Portfolio turnover rate........................          59.93%               42.15%                 13.81%



--------


  * Total return ratios assume reinvestment of distributions at a net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund's shares.


 (a) Period from commencement of operations.

 (b) Not annualized for periods less than one year.

 (c) Annualized for periods less than one year.

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

AN INVESTOR CAN GET FREE COPIES OF THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS ANY QUESTIONS ABOUT THE FUND, BY CONTACTING A BROKER OR BANK THAT SELLS AN INSURANCE CONTRACT THAT OFFERS THE FUND AS AN INVESTMENT OPTION. THE FUND DOES NOT MAINTAIN A WEB SITE. HOWEVER, YOU MAY OBTAIN FREE COPIES OF THE REPORTS AND THE SAI BY CONTACTING US AT:

                               BB&T VARIABLE INSURANCE FUNDS

                               P.O. BOX 9762


                               PROVIDENCE, RI 02940-9762

                               TELEPHONE: 1-800-228-1872

Investors can review and copy the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission. Investors may call 1-202-551-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

- For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

- Free from the EDGAR database on the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-21682.

                           BB&T TOTAL RETURN BOND VIF
                          BB&T VARIABLE INSURANCE FUNDS



                                 1-800-228-1872

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The BB&T Total Return Bond VIF (the "Fund") seeks a high level of current income and a competitive total return by investing primarily in a diversified portfolio of corporate bonds, U.S. government securities, and other fixed income securities. The Fund's goals and investment program are described in detail inside. BB&T Asset Management, Inc. ("BB&T Asset Management") serves as the Fund's investment adviser. Sterling Capital Management LLC ("Sterling Capital") serves as the investment sub-adviser to the Fund.

     The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and BB&T Asset Management.

--------------------------------------------------------------------------------
THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT'S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. PLEASE READ BOTH PROSPECTUSES AND RETAIN THEM FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

--------------------------------------------------------------------------------

THE DATE OF THIS PROSPECTUS IS MAY 1, 2007.

2                                                     BB&T TOTAL RETURN BOND VIF

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS





                                                                                     PAGE
                                                                                     ----


RISK/RETURN SUMMARY AND FUND EXPENSES.............................................      3
  Investment Objective............................................................      3
  Principal Investment Strategies.................................................      3
  Principal Investment Risks......................................................      3
  Fund Performance................................................................      3
  Fund Expenses...................................................................      4
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS........................................      4
VALUATION OF SHARES...............................................................      5
DISCLOSURE OF PORTFOLIO HOLDINGS..................................................      6
PURCHASING AND REDEEMING SHARES...................................................      6
  Market Timing/Short-Term Trading................................................      6
  Servicing Agents................................................................      7
  Shareholder Servicing Arrangements -- Revenue Sharing...........................      7
MANAGEMENT OF THE FUND............................................................      7
  Investment Adviser..............................................................      7
  Administrator...................................................................      8
TAXATION..........................................................................      8
DIVIDENDS AND DISTRIBUTIONS.......................................................      9
GENERAL INFORMATION...............................................................      9
  Description of the Trust and Its Shares.........................................      9
  Miscellaneous...................................................................      9
FINANCIAL HIGHLIGHTS..............................................................     10

BB&T TOTAL RETURN BOND VIF                                                     3

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      RISK/RETURN SUMMARY AND FUND EXPENSES


--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
     The Fund seeks a high level of current income and a competitive total return.


--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
     Under normal market conditions, the Fund will invest at least 80% of its assets in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"), corporate bonds, asset-backed securities, commercial mortgage-backed securities and convertible securities. The Fund will invest the portion of its assets invested in corporate bonds primarily in investment grade corporate bonds. The Fund may invest up to 25% of its total assets in bonds that are below investment grade, which are commonly referred to as "high yield" or "junk" bonds, and/or foreign and emerging market bonds.

     The Fund selects its investments based upon an analysis of various factors, including the outlook for the economy, anticipated changes in interest rates and inflation, and the relative attractiveness of market sectors and individual securities.


--------------------------------------------------------------------------------
                           PRINCIPAL INVESTMENT RISKS
     An investment in the Fund entails investment risk, including possible loss of the principal amount invested. The Fund is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Fund's investments. In particular, the Fund's investments in bonds and other types of fixed income securities generally will change in value inversely with changes in interest rates. Mortgage- and asset-backed securities may be particularly sensitive to interest rate movements. When interest rates rise, the maturities of these securities lengthen, which may lead to a significant decline in value. Further, as interest rates fall, these securities may be subject to the risk that the underlying loan will be paid sooner than expected, which may reduce returns by forcing the Fund to invest at lower prevailing interest rates. Also, the Fund's investments, and particularly any investments in "high yield" or "junk" bonds, may expose it to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations. The Fund is subject to foreign investment risk. Foreign securities may entail risks that are different from, or in addition to, investments in the securities of domestic issuers, such as exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and legal standards. These risks may be especially acute with respect to emerging market securities. The Fund may also trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
                                FUND PERFORMANCE

     The following chart and table show how the Fund has performed. The chart demonstrates how the Fund's performance varies from year to year, and the table compares the Fund's performance to that of the Lehman Brothers Aggregate Bond Index, an index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The information does not reflect charges and fees associated with a separate account that invests in the Fund or an insurance contract for which the Fund is an investment option. If these charges and fees were reflected, performance shown below would be lower. In addition, absent limitation of the Fund's expenses, total return would be lower. Investors should be aware that past performance does not indicate how the Fund will perform in the future.


CALENDAR YEAR TOTAL RETURNS*



[GRAPH]


2005        2.29
2006        3.47







Best Quarter....................     3.64%   9/30/06
Worst Quarter...................    -0.69%   3/31/06






AVERAGE ANNUAL TOTAL RETURN*
(for the periods ended December 31, 2006)



                                                       SINCE
                                                     INCEPTION
                                         1 YEAR   (JULY 22, 2004)
                                         ------   ---------------

Fund...................................   3.47%         3.08%
Lehman Brothers Aggregate Bond Index...   4.33%         4.13%




--------

* Assumes reinvestment of dividends and distributions.

4                                                     BB&T TOTAL RETURN BOND VIF

-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                  FUND EXPENSES
     The following expense table indicates the expenses that an investor may incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table does not reflect separate account or insurance contract fees and charges. If they had been included, the expenses would have been higher.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)




Management Fees*.......................    0.60%
Other Expenses**.......................    0.28%
                                           -----
Total Annual Fund Operating Expenses*..    0.88%



--------


 * BB&T Asset Management currently limits its management fee to 0.50%. Total annual operating expenses, after fee waivers and expense reimbursements, currently are limited to 0.78%. Any fee waiver or expense reimbursement is voluntary and may be terminated at any time.


** Expense information in the table has been restated to reflect changes in the contractual amounts of current fees.

EXPENSE EXAMPLE
     Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect separate account or insurance contract fees and charges. If they had been included, the fees and expenses would have been higher. An investor's actual costs may be different.



1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------


  $90       $281       $488      $1,084




--------------------------------------------------------------------------------

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


     Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which BB&T Asset Management acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to the Fund.

     The Fund's investment objective is a high level of current income and a competitive total return. The fund's investment objective is not fundamental and may be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 80% of its assets in a diversified portfolio of bonds, including: U.S. Government Securities, corporate bonds, asset-backed securities, commercial mortgage-backed securities and convertible securities. The Fund will invest the portion of its assets invested in corporate bonds primarily in "investment grade" corporate bonds (bonds rated at the time of purchase in one of the four highest rating categories or unrated bonds determined by the portfolio manager to be of comparable quality). The Fund may invest up to 25% of its total assets in bonds that are below investment grade, which are commonly referred to as "high yield" or "junk" bonds, and/or foreign and emerging market bonds. If a security held by the Fund has its rating revoked or reduced so that more than 25% of the Fund's total assets are invested in high yield securities, the Fund may continue to hold the security.

     In managing the Fund, the portfolio manager will use a "top down" investment management approach focusing on interest rate risk, allocation among sectors, credit risk, and individual securities selection. The portfolio manager will set and continually adjust a target for the interest rate sensitivity of the Fund's holdings based upon expectations about interest rates and other economic factors. The portfolio manager will then select individual securities consistent with the target by looking for the best relative values within the particular sector. Lower rated and unrated securities may be subject to greater credit risk and have greater price volatility than securities in the higher rating categories.


     The Fund has the flexibility to make portfolio investments and engage in other investment techniques that are different than its principal strategies mentioned here. More information on the Fund's strategies may be found in the Statement of Additional Information ("SAI") (see back cover).


     The Fund's investment strategies may subject it to a number of risks, including the following:

MARKET RISK
     The value of the Fund's investments will fluctuate as the bond market fluctuates, sometimes rapidly and unpredictably, and securities prices overall may decline over short or longer-term periods. Because the value of the Fund's investments will fluctuate with market conditions, so will the value of an investment in the Fund. The securities of foreign companies may pose risks in addition to, or to a greater degree than, the risks associated with securities of domestic companies. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to

BB&T TOTAL RETURN BOND VIF                                                     5

-------------------------------------------------------------------------------


which U.S. issuers are subject. Accordingly, the Fund may not have access to adequate or reliable company information. Further, transaction costs in foreign jurisdictions may be higher, which can result in lower returns or decreased liquidity. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks. In addition, the Fund's investments in emerging market securities are subject to even greater price volatility than investments in other foreign securities because there is a greater risk of political or social upheaval in emerging markets. In addition, these investments are often illiquid and difficult to value accurately.


INTEREST RATE RISK
     The Fund's primary investment focus is bonds and other types of fixed income securities. The value of these securities generally will change inversely with changes in interest rates. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth. Interest rate risk is generally higher for longer-term bonds or funds with longer average portfolio durations and lower for shorter-term bonds or funds with shorter average portfolio durations. While interest rate movements generally will impact fixed income securities, mortgage- and asset-backed securities may be particularly sensitive to interest rate movements. When interest rates rise, the maturities of these securities lengthen, leading to a significant decline in value. Further, as interest rates fall, these securities may be subject to the risk that the underlying loan will be paid sooner than expected, which may reduce returns by forcing the Fund to invest at lower prevailing interest rates. Investors should note that interest rates are currently at or near historic lows.

CREDIT RISK
     The Fund's investments may be affected by the creditworthiness of issuers in which the Fund invests. Changes in the financial strength, or perceived financial strength of a company may affect the value of its securities and, therefore, impact the value of the Fund's shares.

     U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Certain securities issued by agencies and instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government, such as securities issued by GNMA. However, others are not insured or guaranteed by the U.S. government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. government to purchase certain obligations, such as the Federal Home Loan Mortgage Corp., Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Bank.

     The Fund may invest in lower rated debt obligations. To a greater extent than more highly rated securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. Lower rated securities may be especially susceptible to real or perceived adverse economic and competitive industry conditions. In addition, lower rated securities may be less liquid than higher quality investments. Reduced liquidity may prevent the Fund from selling a security at the time and price that would be most beneficial to the Fund.

HIGH-YIELD/HIGH-RISK DEBT SECURITIES
     High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

ACTIVE TRADING
     The Fund will not generally trade in securities for short-term profits. However, the Fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs, which may negatively impact the Fund's performance.

TEMPORARY INVESTMENTS
     The portfolio manager may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objectives during that time, and it may miss out on some or all of an upswing in the securities markets.


     Please see the SAI for more detailed information about the Fund, its investment strategies, and its risks.



--------------------------------------------------------------------------------
                               VALUATION OF SHARES

     The Fund prices its shares on the basis of the net asset value of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A Business Day is a day on which the NYSE is open for trading. If portfolio investments of the Fund are traded in markets on days that are not Business Days of the Fund, the Fund's net

6                                                     BB&T TOTAL RETURN BOND VIF

-------------------------------------------------------------------------------


asset value may fluctuate on days when investors cannot purchase or redeem shares.

     Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund and any liabilities allocable to the Fund, by the number of the Fund's outstanding shares. The net asset value per share of the Fund will fluctuate as the value of the investment portfolio of the Fund changes.


     The securities in the Fund are generally valued at current market prices. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including ADRs, are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. If there have been no sales for that day on any exchange or system, a security is valued at the latest available bid prices on the exchange or system where the security is principally traded. Fixed income securities are valued using evaluations provided by an independent pricing service approved by the Board of Trustees. Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. If market quotations are not readily available (which may include closing prices which appear to be unreliable due to subsequent events), the securities will be fair valued using guidelines adopted by the Board of Trustees of the BB&T Variable Insurance Funds (the "Trust"). For further information about valuation of investments, see the SAI.



--------------------------------------------------------------------------------
                        DISCLOSURE OF PORTFOLIO HOLDINGS


     Information regarding the Fund's policies and procedures regarding the disclosure of portfolio holdings is contained in our SAI.



--------------------------------------------------------------------------------
                         PURCHASING AND REDEEMING SHARES

     Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and BB&T Asset Management. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

     Shares of the Fund are purchased or redeemed at the net asset value per share based on the next determination after receipt and acceptance by the Fund (or an agent) of a purchase order or receipt of a redemption request. The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund's shares, in whole or in part. Transactions in shares of the Fund will be effected only on a Business Day of the Fund.

     Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

     The Trust currently does not foresee any disadvantages to investors if the Fund served as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

     The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.


--------------------------------------------------------------------------------
                        MARKET TIMING/SHORT-TERM TRADING

     Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our

BB&T TOTAL RETURN BOND VIF                                                     7

-------------------------------------------------------------------------------


technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity.


     We will apply our policies and procedures consistently to all Fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.


     In addition, the Fund may restrict purchases or exchanges of Fund shares by shareholders holding an account with a financial intermediary pursuant to Rule 22c-2 shareholder information agreements between the Fund and financial intermediaries.



--------------------------------------------------------------------------------
                                SERVICING AGENTS
     The Trust has adopted a plan under which up to 0.25% of the Fund's average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services ("Servicing Agent") may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.


--------------------------------------------------------------------------------
             SHAREHOLDER SERVICING ARRANGEMENTS --  REVENUE SHARING

     BB&T Asset Management and/or its affiliates may pay out of their own assets compensation to financial institutions, including insurance companies, and other persons for distribution and/or servicing of the Fund's shares. These additional cash incentives, sometimes referred to as "revenue sharing arrangements," are payments over and above the service fees paid by the Fund, which are described above. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Fund shares, the amount that a Fund will receive for the sale of Fund shares or the expenses borne by Fund shares.



--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND


--------------------------------------------------------------------------------
                               INVESTMENT ADVISER

     BB&T Asset Management, 434 Fayetteville Street, Raleigh, N.C. 27601, is the Fund's investment adviser. BB&T Asset Management is a separate wholly-owned subsidiary of BB&T Corporation. Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.



     Branch Banking and Trust Company ("BB&T Bank") is the oldest bank in North Carolina. It is the principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina corporation headquartered in Winston-Salem, North Carolina. As of December 31, 2006, BB&T Corporation had assets of approximately $121.4 billion. Through its subsidiaries, BB&T Corporation operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, West Virginia, North Carolina, South Carolina, Virginia, Maryland and Washington, D.C., providing a broad range of financial services to individuals and businesses. In addition to general commercial, mortgage and retail banking services, BB&T Bank also provides trust, investment, insurance and travel services. BB&T Bank has provided investment management services through its Trust and Investment Services Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages discretionary accounts of more than $15.3 billion.



     Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment programs.


     Under an investment advisory agreement between the Trust and BB&T Asset Management, the Trust pays BB&T Asset Management an investment advisory fee, computed daily and payable monthly, at an annual rate equal to the lesser of:
(a) 0.60% of the Fund's average daily net assets; or (b) such amount as may from time to time be agreed upon in writing by the Trust and BB&T Asset Management.


     A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management is available in the Fund's annual report to shareholders for the period ended December 31, 2006.

8                                                     BB&T TOTAL RETURN BOND VIF

-------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER
     Sterling Capital serves as the sub-adviser to the Total Return Bond VIF pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Sterling Capital selects the Fund's investments and places all orders for purchases and sales of the Fund's securities, subject to the direction and supervision of the Board of Trustees and BB&T Asset Management, any written guidelines adopted by the Board of Trustees or BB&T Asset Management and furnished to Sterling Capital, and in accordance with the Fund's written investment restrictions.

     Sterling Capital's address is: 4064 Colony Road, Suite 300, Charlotte, NC 28211. Sterling Capital was organized as a limited liability company on January 27, 2005. Sterling Capital, originally founded in 1970, is an affiliate of BB&T Asset Management because it is 70% owned by the parent of BB&T Asset Management, BB&T Corporation. As of December 31, 2006, Sterling Capital had over $10.5 billion in assets under management.


     In consideration for the services provided and expenses assumed under the Sterling Capital Investment Sub-Advisory Agreement, BB&T Asset Management has agreed to pay Sterling Capital a fee, computed daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by BB&T Asset Management and Sterling Capital.


PORTFOLIO MANAGER

     David M. Ralston has been the portfolio manager of the BB&T Total Return Bond VIF since July, 2005. Mr. Ralston is a Managing Director and CIO of Sterling Capital Management, and is a Fixed Income Portfolio Manager and the head of Sterling's fixed income team. Mr. Ralston co-founded Trinity Capital Advisers in 1989, which merged into Sterling Capital Management in 1991. The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of shares in the Fund.



--------------------------------------------------------------------------------
                                  ADMINISTRATOR
     BB&T Asset Management is the administrator for the Fund. PFPC Inc. acts as the Fund's sub-administrator. The address of the sub-administrator is 301 Bellevue Parkway, Wilmington, Delaware 19809.


     See the SAI for further information about the Fund's service providers.



--------------------------------------------------------------------------------
                                    TAXATION

     The Fund intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes.

     An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, the Fund intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.


     If the Fund fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if holders of variable life insurance or variable annuity contracts have an impermissible level of control of the Fund shares underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code will no longer be available. Please see the SAI for further discussion.



     Since the shareholders of the Fund will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the SAI for more information on taxes.


     The discussion above is based on the assumption that the shares of the Fund will be respected as owned by insurance company separate accounts. If this is not the case, the person(s) determined to own the shares will be currently taxed on Fund distributions and redemption proceeds.

BB&T TOTAL RETURN BOND VIF                                                     9

-------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                           DIVIDENDS AND DISTRIBUTIONS



     All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared daily and paid monthly. Capital gains are distributed at least annually.



     Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.



--------------------------------------------------------------------------------
                               GENERAL INFORMATION


--------------------------------------------------------------------------------
                     DESCRIPTION OF THE TRUST AND ITS SHARES
     BB&T Variable Insurance Funds was organized as a Massachusetts business trust in 2004. BB&T Variable Insurance Funds currently consists of multiple portfolios. The Board of Trustees of the Trust may establish additional portfolios in the future and, unless a policy or procedure is expressly designated as fundamental, may change the Fund's policies and procedures without shareholder approval. Under Massachusetts law, shareholders could be held personally liable for the obligations of the Trust under certain circumstances. However, the Trust's declaration of trust disclaims liability of its shareholders and provides for indemnification out of Trust property (to the extent of the assets of the particular series of shares of which the shareholder is a holder) for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability should be considered remote.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
     No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering made by this prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Fund. This prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not be lawfully made.

10                                                    BB&T TOTAL RETURN BOND VIF

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS


     The following table is included to assist investors in evaluating the financial performance of the Fund since its commencement of operations through December 31, 2006. Certain information reflects financial results of a single share. "Total Return" represents how much an investment in the Fund would have earned (or lost) during the period. This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. This information, along with the Fund's financial statements, is included in the annual report, which may be obtained free of charge upon request.




                                                        YEAR ENDED          YEAR ENDED          JULY 22, 2004 TO
                                                    DECEMBER 31, 2006   DECEMBER 31, 2005     DECEMBER 31, 2004(A)
                                                    -----------------   -----------------     --------------------


NET ASSET VALUE, BEGINNING OF PERIOD.............        $  9.92             $ 10.08                 $ 10.00
                                                         -------             -------                 -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)...................           0.50                0.33                    0.10
  Net realized/unrealized gains (losses) on
     investments.................................          (0.17)              (0.10)                   0.08
                                                         -------             -------                 -------
       Total from Investment Activities..........           0.33                0.23                    0.18
                                                         -------             -------                 -------
DIVIDENDS:
  Net Investment Income..........................          (0.42)              (0.36)                  (0.10)
  Net realized gains on investments..............             --               (0.03)                     --
                                                         -------             -------                 -------
       Total Dividends...........................          (0.42)              (0.39)                  (0.10)
                                                         -------             -------                 -------
NET ASSET VALUE, END OF PERIOD...................        $  9.83             $  9.92                 $ 10.08
                                                         =======             =======                 =======
       TOTAL RETURN*(B)..........................           3.47%               2.29%                   1.76%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000)................        $ 6,767             $18,777                 $15,653
  Ratio of net expenses to average net
     assets(c)...................................           0.77%               1.00%                   1.29%
  Ratio of net investment income (loss) to
     average net assets(c).......................           4.34%               3.38%                   2.34%
  Ratio of expenses to average net assets**(c)...           0.88%               1.12%                   1.29%
  Portfolio turnover rate........................         188.24%             196.66%                  36.74%



--------


  * Total return ratios assume reinvestment of distributions at a net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund's shares.


 ** During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

 (a) Period from commencement of operations.

 (b) Not annualized for periods less than one year.

 (c) Annualized for periods less than one year.

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

AN INVESTOR CAN GET FREE COPIES OF THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS ANY QUESTIONS ABOUT THE FUND, BY CONTACTING A BROKER OR BANK THAT SELLS AN INSURANCE CONTRACT THAT OFFERS THE FUND AS AN INVESTMENT OPTION. THE FUND DOES NOT MAINTAIN A WEB SITE. HOWEVER, YOU MAY OBTAIN FREE COPIES OF THE REPORTS AND THE SAI BY CONTACTING US.

                            BB&T VARIABLE INSURANCE FUNDS

                            P.O. BOX 9762


                            PROVIDENCE, RI 02940-9762

                            TELEPHONE: 1-800-228-1872

Investors can review and copy the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission. Investors may call 1-202-551-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

- For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

- Free from the EDGAR database on the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-21682.

                          BB&T VARIABLE INSURANCE FUNDS


                                 760 Moore Road
                            King of Prussia, PA 19406
                                 1-800-228-1872


                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2007

This Statement of Additional Information ("SAI") describes five diversified investment portfolios (the "Funds") of BB&T Variable Insurance Funds, a Massachusetts business trust (the "Trust"). The Funds are the:

     -    BB&T Large Cap VIF (formerly the Large Cap Value VIF);

     -    BB&T Capital Manager Equity VIF;

     -    BB&T Mid Cap Growth VIF;

     -    BB&T Special Opportunities Equity VIF; and

     -    BB&T Total Return Bond VIF.

The Trust offers an indefinite number of transferable units of interest ("Shares") of each Fund. Shares of the Funds may be sold to segregated asset accounts ("Separate Accounts") of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts ("Variable Contracts") issued by the insurance companies. Shares of the Funds also may be sold to qualified pension and retirement plans, certain insurance companies, and the investment adviser or administrator of the Funds. The Separate Accounts invest in Shares of the Funds in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners").


This SAI is not a Prospectus and is authorized for distribution only when preceded or accompanied by a Prospectus of the Funds, dated May 1, 2007, as supplemented from time to time. This SAI contains more detailed information than that set forth in Prospectuses and should be read in conjunction with the Prospectuses. Copies of the Prospectuses may be obtained by writing the Trust at 301 Bellevue Parkway, Wilmington, Delaware 19809, or by telephoning the toll free number set forth above.

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES .......................................     3
   Additional Information on the Capital Manager Equity VIF's Investment
      Policies ...........................................................     3
   Additional Information on Portfolio Instruments .......................     3
   Bank Obligations ......................................................     3
   Commercial Paper ......................................................     4
   Variable Amount Master Demand Notes ...................................     4
   Short-Term Obligations ................................................     4
   Corporate Debt Securities .............................................     4
   Short-Term Trading ....................................................     5
   Foreign Investments ...................................................     5
   Money Market Funds ....................................................     7
   Standard & Poor's Depositary Receipts and Other Exchange-Traded
      Funds ..............................................................     7
   U.S. Government Obligations ...........................................     8
   Options Trading .......................................................     8
   Supranational Organizational Obligations ..............................     9
   When-Issued and Delayed-Delivery Securities ...........................     9
   Mortgage-Related and Asset-Backed Securities ..........................    10
   Bond Options ..........................................................    11
   Restricted Securities .................................................    11
   Non-Investment Grade Debt Securities ..................................    11
   Investments in Municipal Securities ...................................    12
   Credit Default Swaps ..................................................    12
   Investment Companies ..................................................    12
   Lending of Portfolio Securities .......................................    13
   Convertible Securities ................................................    13
   Repurchase Agreements .................................................    13
   Reverse Repurchase Agreements and Dollar Roll Agreements ..............    14
   Futures Contracts .....................................................    14
   Foreign Currency Transactions .........................................    15
   Foreign Currency Options ..............................................    15
   Foreign Currency Futures Transactions .................................    16
INVESTMENT RESTRICTIONS ..................................................    16
   Portfolio Turnover ....................................................    17
VALUATION OF THE FUNDS ...................................................    18
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...........................    18
MANAGEMENT OF THE TRUST ..................................................    18
   Board of Trustees .....................................................    19
   Securities Ownership ..................................................    21
   Trustee Compensation ..................................................    22
   Investment Adviser ....................................................    22
   Investment Sub-Advisers ...............................................    23
   Proxy Voting Policies and Procedures ..................................    28
   Portfolio Transactions ................................................    28
   Federal Banking Law ...................................................    31
   Administrator .........................................................    31
   Sub-Administrator .....................................................    32
   Expenses ..............................................................    32
   Custodian, Transfer Agent and Fund Accounting Services ................    33
   Independent Registered Public Accounting Firm .........................    33
   Legal Counsel .........................................................    33
   Code of Ethics ........................................................    33
ADDITIONAL INFORMATION ...................................................    33
   Description of Shares .................................................    33
   Vote of a Majority of the Outstanding Shares ..........................    33
   Shareholder and Trustee Liability .....................................    34
   Disclosure of Portfolio Holdings ......................................    34
   Additional Tax Information ............................................    35
   Miscellaneous .........................................................    37
FINANCIAL STATEMENTS .....................................................    39
APPENDIX A: Description of Bond Ratings ..................................    40
APPENDIX B: BB&T Asset Management Proxy Policy and Voting Procedures .....    42
APPENDIX C: Sterling Capital Proxy Policy and Voting Procedures ..........    45

The Trust is an open-end management investment company which currently offers multiple separate portfolios, each with different investment objectives. This SAI contains information about the following five diversified Funds which, along with the "Underlying Funds" described below, are advised by BB&T Asset Management, Inc. ("BB&T Asset Management" or "Adviser"): the BB&T Large Cap VIF (the "Large Cap VIF"), the BB&T Capital Manager Equity VIF (the "Capital Manager Equity VIF"), the BB&T Mid Cap Growth VIF (the "Mid Cap Growth VIF"), the BB&T Special Opportunities Equity VIF (the "Special Opportunities Equity VIF") with Scott & Stringfellow, Inc. (a "Sub-Adviser") serving as the sub-adviser, and the BB&T Total Return Bond VIF (the "Total Return Bond VIF") with Sterling Capital Management LLC (also a "Sub-Adviser") serving as the sub-adviser.

Much of the information contained in this SAI expands upon subjects discussed in the Prospectuses of the Funds described above. Capitalized terms not defined herein are defined in such Prospectuses. No investment in a Fund should be made without first reading the Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Certain Funds have non-fundamental investment policies obligating such a Fund to commit, under normal market conditions, at least 80% of its assets to particular types of investments suggested by the Fund's name. For purposes of such an investment policy, "assets" includes the Fund's net assets, as well as any amounts borrowed for investment purposes. The following information supplements the investment objectives and policies of the Funds as set forth in the Prospectus.

ADDITIONAL INFORMATION ON THE CAPITAL MANAGER EQUITY VIF'S INVESTMENT POLICIES

The Capital Manager Equity VIF seeks its investment objective by investing in a diversified portfolio of one or more of the following funds (the "Underlying Funds"), all of which are series of the BB&T Funds, an affiliated open-end management investment company: BB&T Equity Index Fund, the BB&T Large Cap Fund, the BB&T Mid Cap Growth Fund, the BB&T Mid Cap Value Fund, the BB&T Small Cap Fund, the BB&T International Equity Fund, the BB&T Short U.S. Government Fund (the "BB&T Short Fund"), the BB&T Intermediate U.S. Government Fund, the BB&T Total Return Bond Fund, the BB&T Prime Money Market Fund and the BB&T U.S. Treasury Money Market Fund (the "BB&T U.S. Treasury Fund"). Accordingly, the investment performance of the Capital Manager Equity VIF is directly related to the performance of the Underlying Funds, which may engage in the investment techniques described below. In addition to shares of the Underlying Funds, for temporary cash management purposes, the Capital Manager Equity VIF may invest in short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes) and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These investments are described below under "Additional Information on Portfolio Instruments."

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

The following policies supplement the investment objectives and policies of the Funds and the Underlying Funds as set forth in the Prospectuses.

The BB&T Equity Index Fund, the BB&T Large Cap Fund, the BB&T Mid Cap Growth Fund, the BB&T Mid Cap Value Fund, the BB&T Small Cap Fund, and the BB&T International Equity Fund (each, an "Underlying Fund" as defined above) are also referred to herein as the "BB&T Stock Funds."

Bank Obligations. The Funds and the Underlying Funds (except the BB&T U.S. Treasury Fund) may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds and the Underlying Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


The Funds and the Underlying Funds (except for the BB&T U.S. Treasury Fund), may invest in short-term promissory notes (including variable amount master demand notes) issued by corporations and other entities, such as municipalities, rated at the time of purchase within the two highest categories assigned by a nationally recognized statistical rating organization ("NRSRO") (e.g., A-2 or better by Standard & Poor's Ratings Services ("S&P"), Prime-2 or better by Moody's Investors Service, Inc. ("Moody's") or F-2 or better by Fitch Ratings ("Fitch")) or, if not rated, determined to be of comparable quality to instruments that are so rated. Note, however, that the BB&T Total Return Bond Fund may not invest in short-term promissory notes issued by municipalities. The Large Cap VIF and the BB&T Large Cap Fund may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.


Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Funds and the Underlying Funds (except for the BB&T U.S. Treasury
Fund), may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund or Underlying Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund or Underlying Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. BB&T and the Sub-Advisers will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable amount master demand note shall not exceed seven days.

Short-Term Obligations. The Funds and the Underlying Funds (except the BB&T U.S. Treasury Fund) may invest in high quality, short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements, in order to acquire interest income combined with liquidity. Such investments will be limited to those obligations which, at the time of purchase (i) possess one of the two highest short-term ratings from NRSROs, or (ii) do not possess a rating (i.e., are unrated) but are determined to be of comparable quality to rated instruments eligible for purchase. Under normal market conditions, the Large Cap VIF, the Mid Cap Growth VIF, the Capital Manager Equity VIF, and the Underlying Funds will limit their investment in short-term obligations to 20% of their total assets. For temporary defensive purposes, these investments may constitute 100% of a Fund's or Underlying Fund's portfolio and, in such circumstances, will constitute a temporary suspension of its attempts to achieve its investment objective.

Corporate Debt Securities. The Funds may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, BB&T Asset Management and the Sub-Advisers may consider (i) general economic and financial conditions;
(ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. As with other fixed-income securities, medium-grade securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest.

Medium-grade securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of medium-grade securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of medium-grade securities may be diminished by adverse publicity and investor perceptions.

Because certain medium-grade securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

Particular types of medium-grade securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other medium-grade securities. Some medium-grade securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer.

After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security. However, BB&T Asset Management or the Sub-Advisers will consider such event in its determination of whether a Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

Short-Term Trading. In order to generate income, the Funds and the Underlying Funds (except the BB&T U.S. Treasury Fund and BB&T Prime Money Market Fund) may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Large Cap VIF or an Underlying Fund in order to take advantage of what its adviser or sub-adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the portfolio turnover rate of the Large Cap VIF or Underlying Fund and its transaction costs.


Foreign Investments. The Funds may invest in foreign securities through the purchase of American Depositary Receipts ("ADRs") or the purchase of securities on domestic securities exchanges. In addition, the BB&T Stock Funds may invest in foreign securities through purchase of securities on foreign securities exchanges. However, each of the Funds and the BB&T Stock Funds will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by such Fund or Underlying Fund would exceed 25% of the value of its total assets.


From time to time the BB&T International Equity Fund may invest more than 25% of its total assets in the securities of issuers located in Japan, France, Germany, and the United Kingdom. Investments of 25% of more of the BB&T International Equity Fund's total assets in these or any other country will make this Underlying Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. For example, in the past, events in the Japanese economy as well as social developments and natural disasters have affected Japanese securities and currency markets, and have periodically disrupted the relationship of the Japanese yen with other currencies and with the U.S. dollar.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although an Underlying Fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of an Underlying Fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such an Underlying Fund to make intended security purchases due to settlement problems could cause an Underlying Fund to miss attractive investment opportunities. Losses to an Underlying Fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the Underlying Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The BB&T International Equity Fund may invest its assets in countries with emerging economies or securities markets. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at time nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the BB&T International Equity Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The BB&T International Equity Fund intends to limit its investment in countries with emerging economies or securities markets to 20% of its total assets.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to an Underlying Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of an Underlying Fund's assets. The value of the assets of an Underlying Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a Fund or an Underlying Fund investing in foreign markets. In addition, although an Underlying Fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, an Underlying Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time an Underlying Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

For many foreign securities, U.S. dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, an Underlying Fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The Mid Cap Growth VIF and the BB&T International Equity Fund may invest in both sponsored and unsponsored ADRs, and the BB&T International Equity Fund may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar global instruments. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR, and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, EDRs, and GDRs, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.


Money Market Funds. The Funds and each Underlying Fund may, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), invest in the securities of money market mutual funds. Pursuant to new rules recently adopted by the Securities and Exchange Commission ("SEC"), the Funds may invest in affiliated and unaffiliated money market funds to the extent permitted by the Fund's respective investment strategies. See also "Standard & Poor's Depositary Receipts and Other Exchange-Traded Funds" below.


In addition, the BB&T International Equity Fund may purchase shares of investment companies (which may include exchange traded funds) investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one country.

Standard & Poor's Depositary Receipts and Other Exchange-Traded Funds. The Large Cap VIF, the Mid Cap Growth VIF, Special Opportunities Equity VIF and the BB&T Stock Funds may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs represent interests in trusts sponsored by a subsidiary of the American Stock Exchange, Inc. and are structured to provide investors proportionate undivided interests in a securities portfolio constituting substantially all the common stocks (in substantially the same weighting) as the component common stocks of a particular Standard & Poor's Index ("S&P Index"), such as the S&P 500. SPDRs are not redeemable, but are exchange traded. SPDRs represent interests in an investment company that is not actively managed, and instead holds securities in an effort to track the performance of the pertinent S&P Index and not for the purpose of selecting securities that are considered superior investments. The results of SPDRs will not replicate exactly the performance of the pertinent S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees to service providers, borne by the SPDRs. SPDRs distribute dividends on a quarterly basis. The Large Cap VIF, the Mid Cap Growth VIF or an Underlying Fund must limit investments in an SPDR to 5% of its total assets and 3% of the outstanding voting securities of the SPDR issuer. Moreover, the Large Cap VIF, the Mid Cap Growth VIF's or Underlying Fund's investments in SPDRs, when aggregated with all other investments in investment companies, may not exceed 10% of the total assets a Fund or the Underlying Fund.

The Special Opportunities Equity VIF may also invest in NASDAQ-100 Index Tracking Stock ("NASDAQ 100s") and Dow Jones DIAMONDS ("Diamonds"), which are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market. NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange. The Special Opportunities Equity VIF must limit investments in SPDR, NASDAQ 100s and DIAMONDS to 5% of its total assets and 3% of the outstanding voting securities of the Index-Based Investment issuer. Moreover, the Special Opportunities Equity VIF's investments in SPDR, NASDAQ 100s and DIAMONDS when aggregated with all other investments in investment companies, may not exceed 10% of the total assets of the Fund.

U.S. Government Obligations. The BB&T U.S. Treasury Fund may invest in U.S. Government securities to the extent that they are obligations issued or guaranteed by the U.S. Treasury. The Funds and each of the other Underlying Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which the Funds and Underlying Funds may invest do not include Certificates of Accrual on Treasury Securities ("CATS") or Treasury Income Growth Receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bank, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Each Fund or Underlying Fund will invest in the obligations of such agencies or instrumentalities only when BB&T Asset Management or a Sub-Adviser believes that the credit risk with respect thereto is minimal.

The Funds (except the Capital Manager Equity VIF) and the Underlying Funds (except the BB&T U.S. Treasury Fund and the BB&T International Equity Fund) may also invest in "zero coupon" U.S. Government securities. These securities tend to be more volatile than other types of U.S. Government securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

Options Trading. The Funds and the BB&T Stock Funds may purchase put and call options on securities. The BB&T International Equity Fund also may purchase put and call options on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. The Funds may also engage in writing covered call options (options on securities or currencies owned by the Funds or the BB&T Stock Funds). A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a Fund or an Underlying Fund will effect a "closing purchase transaction" -- the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which the Fund or Underlying Fund previously has written. If the Fund or Underlying Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the Fund or Underlying Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, the Fund or Underlying Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds or an Underlying Fund will cause the underlying value of portfolio securities and/or currencies subject to such options to exceed 25% of its total assets.

When a Fund or an Underlying Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund or Underlying Fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if a Fund or Underlying Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a Fund or Underlying Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and a Fund or Underlying Fund will realize a gain or loss.

The Funds and the BB&T Stock Funds also may purchase index put and call options and write covered index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The Funds and the BB&T Stock Funds will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

Supranational Organizational Obligations. The Funds may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

When-Issued and Delayed-Delivery Securities. The Funds and Underlying Funds (except the BB&T U.S. Treasury Fund) may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). In addition, the Special Opportunities Equity VIF, the Large Cap VIF, the Mid Cap Growth VIF, the BB&T Small Cap Fund, the BB&T International Equity Fund, the BB&T Mid Cap Growth Fund, the BB&T Mid Cap Value Fund, and the BB&T Prime Money Market Fund, may sell securities on a "forward commitment" basis. The Funds and Underlying Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage. When-issued securities involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Funds and Underlying Funds will not pay for such securities or start earning interest on them until they are received.

When a Fund or Underlying Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, its custodian will segregate cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside securities to satisfy the purchase commitment, and in such a case, a Fund or Underlying Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of its commitment. It may be expected that when a Fund or Underlying Fund invests in securities on a when-issued or delayed delivery basis, net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund or Underlying Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its investment adviser to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, the Fund's or Underlying Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of the Fund's or Underlying Fund's total assets.

When a Fund or Underlying Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund or Underlying Fund incurring a loss or missing the opportunity to obtain a price or yield considered to be advantageous.

Mortgage-Related and Asset-Backed Securities. Investments in these and other derivative securities will not be made for purposes of leverage or speculation, but rather primarily for conventional investment or hedging purposes, liquidity, flexibility and to capitalize on market inefficiencies. Each Fund or Underlying Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, each may invest in mortgage-related securities issued by nongovernmental entities, provided, however, that to the extent a Fund or Underlying Fund purchases mortgage-related securities from such issuers which may, solely for purposes of the1940 Act, be deemed to be investment companies, a Fund or Underlying Fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities, for purposes of the Funds' Prospectuses and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and the

Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund or Underlying Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds or Underlying Funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Funds (except the Capital Manager Equity VIF) and each Underlying Fund (except the BB&T U.S. Treasury Fund, the BB&T International Equity Fund, and the BB&T Prime Money Market Fund) may invest in Collateralized Mortgage Obligation ("CMOs"). CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund or Underlying Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, a Fund or Underlying Fund may invest in other asset-backed securities that may be developed in the future.

Bond Options. The Total Return Bond VIF may purchase put and call options and write covered put and call options on securities in which that Fund may invest directly, and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System (i.e., over-the-counter (OTC) options).

Restricted Securities. "Section 4(2) securities" are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by section 4(2) of the Securities Act of 1933 (the "1933 Act"). The BB&T Prime Money Market Fund will not purchase section 4(2) securities which have not been determined to be liquid in excess of 10% of its net assets. The Funds and the Underlying Funds (other than the BB&T U.S. Treasury Fund) will not purchase section 4(2) securities which have not been determined to be liquid in excess of 15% of their respective net assets. Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds or Underlying Funds which agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such section 4(2) securities, thus providing liquidity. BB&T Asset Management, the Sub-Advisers and each sub-adviser to an Underlying Fund have been delegated the day-to-day authority to determine whether a particular issue of section 4(2) securities, including those eligible for resale under Rule 144A under the 1933 Act, should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in Rule 144A. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

BB&T Asset Management or the Sub-Advisers may deem section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund or Underlying Fund has valued the security. In making such determination, the following factors, among others, may be deemed relevant: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

Treatment of section 4(2) securities as liquid could have the effect of decreasing the level of the Large Cap VIF's or Underlying Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Non-Investment Grade Debt Securities. The Funds may invest in debt securities rated below investment grade (also known as "junk bonds" or "high yield securities"). These securities are regarded as predominately speculative. Securities rated below investment grade generally provide a higher yield than higher rated securities of similar maturity, but are subject to a greater degree of risk that the issuer may not be able to make principal and interest payments. Issuers of these securities may not be as strong financially as those issuing higher rated securities. Such high yield issuers may include smaller, less creditworthy companies or highly indebted firms.

The value of high yield securities may fluctuate more than the value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities. Thus, periods of economic uncertainty and change can result in the increased volatility of market prices of high yield securities and of the Fund's net asset value. Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Issuers of high yield securities also are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. A projection of an economic downturn, for example, could cause the price of these securities to decline because a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In the event of a default, a Fund would experience a decline in the value of its investment. In addition, a long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high yield securities will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.

The market prices of debt securities generally fluctuate with changes in interest rates so that the Funds' net asset values can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. The market prices of high yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically.

Credit quality in the high yield market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. The Total Return Bond VIF will limit its investments in non-investment grade securities to 25% of its total assets. Subject to SEC restrictions, a Fund may invest in such securities by investing in investment companies that primarily invest in non-investment grade securities.

Investments in Municipal Securities. The Total Return Bond VIF may, when deemed appropriate by BB&T Asset Management and consistent with the investment objective of the Fund, invest in obligations of state and local governmental issuers which carry taxable yields that are comparable to yields of other fixed income instruments of comparable quality, or which BB&T Asset Management believes offer the potential for capital appreciation. Municipal obligations may include bonds which may be categorized as either "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power of the issuer.

The Total Return Bond VIF may also invest in municipal notes rated at least MIG-1 by Moody's or SP-1 by S&P. Municipal notes will consist of tax anticipation notes, bond anticipation notes, revenue anticipation notes and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

The Fund also may invest in municipal commercial paper, provided such commercial paper is rated at least "Prime-1" by Moody's or "A-1" by S&P or, if unrated, is of comparable investment quality as determined by BB&T Asset Management.

The Total Return Bond VIF may also invest in taxable municipal obligations. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemption ("Taxable Municipal Obligations"). These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, health care facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments on these debt obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or the debt obligations can be backed by the government's taxing power. Due to federal taxation, Taxable Municipal Obligations offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.


Credit Default Swaps ("CDSs"). The Total Return Bond VIF may enter into CDSs. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of CDSs, the contract gives one party (the "buyer") the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer in return for a previously agreed upon payment from the other party (the "seller"), frequently, the par value of the debt security. CDSs may require initial premium (discount payments) as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Total Return Bond VIF will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a CDS. In cases where a Fund is the seller of a CDS, if the CDS is physically settled, the Fund will be required to earmark and reserve the full notional amount of the CDS. If the Total Return Bond VIF is the seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the buyer in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligation. In return, the Fund would receive from the buyer a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.



These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to the CDS will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under the instrument when it wishes to do so. Such occurrences could result in losses to a Fund. CDSs are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the reference issuer of the debt security (as opposed to a credit downgrade or other indication of financial difficulty).



Investment Companies. The Funds may invest in securities issued by other investment companies, including, but not limited to, money market investment companies, within the limits prescribed by the 1940 Act, and also may invest in other types of pooled investment vehicles. As a shareholder of another investment company or pooled investment vehicle, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company or pooled investment vehicle, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of a Fund.

Lending of Portfolio Securities. In order to generate additional income the Funds and Underlying Funds may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Funds and Underlying Funds must receive 100% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender any dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the Funds and Underlying Funds do not have the right to vote securities on loan, each intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a Fund or Underlying Fund, the Fund or Underlying Fund could experience delays in recovering its securities and possible capital losses. The Funds and Underlying Funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines established by the relevant Board of Trustees that permit a Fund or Underlying Fund to loan up to 33 1/3% of the value of its total assets.

Convertible Securities. The Funds and Underlying Funds (except the BB&T Prime Money Market Fund, the BB&T U.S. Treasury Fund, the BB&T Short Fund, and the BB&T Intermediate Fund) may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The Funds and Underlying Funds will invest in convertible securities that are rated "BBB" or higher by S&P or "Baa" or higher by Moody's.

Securities rated "BB" or "Ba" or lower either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. There is no lower limit with respect to rating categories for convertible securities in which the Large Cap VIF may invest. Corporate debt obligations are "investment grade" if they are rated "BBB" or higher by S&P or "Baa" or higher by Moody's or, if unrated, are determined to be of comparable quality. Debt obligations that are not determined to be investment grade are high yield, high risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates. In addition, the secondary trading market for high yield securities may be less liquid than the market for higher grade securities. In addition, lower rated securities may be more difficult to dispose of or to value than high-rated, lower-yielding securities.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock.

When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the opinion of BB&T Asset Management or a Sub-adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, BB&T Asset Management or a Sub-adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, BB&T Asset Management or a Sub-adviser may consider numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

As with all fixed income securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Repurchase Agreements. Securities held by the Funds and Underlying Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund or Underlying Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers that BB&T Asset Management or a Sub-Adviser deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price, which includes interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, a Fund or Underlying Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement. Securities subject to repurchase agreements will be held by a Fund's or Underlying Fund's custodian or another qualified custodian, as appropriate, or in the Federal Reserve/Treasury book-entry system.

Reverse Repurchase Agreements and Dollar Roll Agreements. The Funds and Underlying Funds may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, a Fund or Underlying Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with a Fund or Underlying Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a Fund or Underlying Fund enters into a reverse repurchase agreement or dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities to be purchased by a Fund or Underlying Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that a Fund or Underlying Fund is delayed or prevented from completing the transaction.

Futures Contracts. The Funds and Underlying Funds (other than the BB&T U.S. Treasury Fund and the BB&T Prime Money Market Fund) may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). The value of a Fund's contracts may approach, but will not exceed, 100% of the Fund's total net assets.

The Funds or Underlying Funds may engage in such futures contracts in an effort to hedge against market risks and to manage its cash position, but not for leveraging purposes. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund or Underlying Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Funds or Underlying Funds can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund or Underlying Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give the Funds or Underlying Funds the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Futures transactions involve brokerage costs and require the Funds or Underlying Funds to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. A Fund or an Underlying Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Funds or Underlying Funds had not entered into any futures transactions. In addition, the value of a Fund's or Underlying Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's or Underlying Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission ("CFTC") and/or the National Futures Association on behalf of the Funds and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Funds' exemption filing with respect to their use of futures contracts are no longer applicable.

Foreign Currency Transactions. The value of the assets of the BB&T International Equity Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Underlying Fund may incur costs in connection with conversions between various currencies. The BB&T International Equity Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The BB&T International Equity Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the BB&T International Equity Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The BB&T International Equity Fund may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for the BB&T International Equity Fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such Underlying Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Underlying Fund is obligated to deliver.

If the BB&T International Equity Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If the BB&T International Equity Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The BB&T International Equity Fund will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

The BB&T International Equity Fund's custodian bank segregates cash or liquid securities in an amount not less than the value of the Underlying Fund's total assets committed to forward currency contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Underlying Fund's commitments with respect to such contracts. The BB&T International Equity Fund generally does not enter into a forward contract with a term longer than one year.

Foreign Currency Options. A foreign currency option provides the BB&T International Equity Fund, as the option buyer, with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the BB&T International Equity Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the BB&T International Equity Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put.

Similarly, if the BB&T International Equity Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the BB&T International Equity Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions. As part of its financial futures transactions, the BB&T International Equity Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, an Underlying Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

                             INVESTMENT RESTRICTIONS

The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION -- Vote of a Majority of the Outstanding Shares" in this SAI). Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by the Board of Trustees without shareholder approval.

None of the Funds will:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) the Capital Manager Equity VIF may invest more than 25% of its total assets in investment companies, or portfolios thereof, that are Underlying Funds of such Fund; and
(d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

     2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of a Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. There is no limit to the percentage of assets that the Capital Manager Equity VIF may invest in any investment company;

     3. Borrow money or issue senior securities, except that a Fund may borrow from banks or brokers, in amounts up to 10% of the value of its total assets at the time of such borrowing. A Fund will not purchase securities while its borrowings exceed 5% of its total assets;

     4. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities (in an amount not to exceed one-third of its total assets), in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements;

     5. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

     6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund; and

     7. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein, or in Underlying Funds investing in such securities, are not prohibited by this restriction).

The following additional investment restrictions are not fundamental policies and therefore may be changed without the vote of a majority of the outstanding Shares of a Fund. None of the Funds may:

     1. Engage in any short sales (except for short sales "against the box");

     2. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, (b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom, and (c) as consistent with the investment policies of the Capital Manager Equity VIF;

     3. Mortgage or hypothecate the Fund's assets in excess of one-third of the Fund's total assets; and

     4. Purchase or otherwise acquire any securities if, as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities to exceed the limitation set forth in such Fund's Prospectus, that Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, that Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Due to the investment policies of the Capital Manager Equity VIF, this Fund will concentrate more than 25% of its total assets in the investment company industry. However, no Underlying Fund in which such Fund invests (except the BB&T Prime Money Market Fund) may concentrate more than 25% of its total assets in any one industry.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Capital Manager Equity VIF is expected to be low, as such Fund will purchase or sell shares of the Underlying Funds, to (i) accommodate purchases and sales of such Fund's Shares, and (ii) change the percentage of its assets invested in each Underlying Fund in which it invests in response to market conditions.


The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.


For the fiscal years ended December 31, 2006 and December 31, 2005, the portfolio turnover rates for each of the Funds with a full year of operations in the subject fiscal years were as follows:


              FUND                   2006(%)   2005 (%)
              ----                   -------   --------
Capital Manager Equity VIF........     20.55      3.24
Large Cap VIF.....................     45.76     21.76
Large Cap Growth VIF*.............    200.35     91.61
Mid Cap Growth VIF**..............    160.04    113.04
Special Opportunities Equity VIF..     59.93     42.15
Total Return Bond VIF.............    188.24    196.66



* The Large Cap Growth VIF experienced an increase in portfolio turnover due to a change in portfolio managers and the associated portfolio reconstruction. The Large Cap Growth VIF merged with an into the Large Cap VIF on February 12, 2007.



** The Mid Cap Growth VIF experienced an increase in portfolio turnover due to sharp volatility in the higher growth and higher price-to-earnings investments of the Fund. In addition, substantial risk aversion in the overall equity markets beginning in May of 2006 prompted larger than normal profit-taking in the Fund.



Changes may be made in a Fund's portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rates for all of the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions. Each Fund will be managed without regard to its portfolio turnover rate.

                             VALUATION OF THE FUNDS

Portfolio securities, the principal market for which is a securities exchange, generally will be valued at the closing price on that exchange on the day of computation, or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. Portfolio securities, the principal market for which is not a securities exchange, generally will be valued at their latest bid quotations in such principal market. For NASDAQ/NMS traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (NOCP) instead of the closing price. Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem Shares. Shares of investment companies are valued at the most recently calculated net asset value. Closed end mutual funds are valued at their market values based upon the latest available sales price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. Short-term securities are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees. If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of a Fund's net asset value per share, market quotations for that security may not be readily available. If the impact of such a significant market event materially affects the net asset value per share of a Fund, an affected portfolio security will be valued at fair market value as determined in good faith under the general supervision of the Board of Trustees.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Shares of each Fund are sold on a continuous basis. The public offering price of Shares of the Funds is their net asset value per Share.


The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair market value of its net assets.


Shares may be redeemed without charge on any day that net asset value is calculated. All redemption orders are effected at the net asset value per Share next determined after receipt of a redemption request. Payment for Shares redeemed normally will be made within seven days.


The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.


Variable Contract Owners do not deal directly with the Funds to purchase, redeem, or exchange Shares, and Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the pertinent Separate Account that invests in the Funds.

Each Fund reserves the right to discontinue offering Shares at any time, or to cease investment operations entirely.

                             MANAGEMENT OF THE TRUST

The Funds are managed under the direction of the Board of Trustees. Subject to the provisions of the Declaration of Trust, By-laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of Trust officers.

The Trustees and officers of the Funds, their ages, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Raleigh, North Carolina 27601.


Trustees


                                                                                              NUMBER OF
                                                                                             PORTFOLIOS IN
                                                TERM OF                                          FUND            OTHER
NAME, ADDRESS, AND DATE OF    POSITION(s)     OFFICE AND                                        COMPLEX      TRUSTEESHIPS
   BIRTH NON-INTERESTED        HELD WITH       LENGTH OF         PRINCIPAL OCCUPATION(s)      OVERSEEN BY       HELD BY
         TRUSTEES                TRUST        TIME SERVED          DURING PAST 5 YEARS         TRUSTEE**        TRUSTEE
--------------------------    ------------  ---------------  ------------------------------  -------------  --------------
Thomas W. Lambeth             Trustee and   Indefinite,      From January 2001 to present,         30            None
700 Yorkshire Road            Chairman of   02/05 - Present  Senior Fellow, Z. Smith
Winston-Salem, NC 27106       the Board of                   Reynolds Foundation; from 1978
Birthdate: 01/35              Trustees                       to January 2001, Executive
                                                             Director, Z. Smith Reynolds
                                                             Foundation.

Drew T. Kagan                 Trustee       Indefinite,      From December 2003 to present,        30            None
Montecito Advisors, Inc.                    02/05 - Present  President and Director,
810 N. Jefferson St.,                                        Montecito Advisors, Inc.; from
Suite 101.                                                   March 1996 to December 2003,
Lewisburg, WV 24901                                          President, Investment
Birthdate: 02/48                                             Affiliate, Inc.


Laura C. Bingham              Trustee       Indefinite,      From July 1998 to present,            30            None
Peace College                               02/05 - Present  President of Peace College.
Office of the President
15 East Peace Street
Raleigh, NC 27604-1194
Birthdate: 11/56

Douglas R. Van Scoy           Trustee       Indefinite,      Retired; from November 1974 to        30            None
841 Middle St                               02/05 - present  July 2001, employee of Smith
Sullivans Island, SC 26481                                   Barney (investment banking),
Birthdate: 11/43                                             most recently as the Deputy
                                                             Director of Private Client
                                                             Group and Senior Executive
                                                             Vice President

James L. Roberts              Trustee       Indefinite       From November 2006 to present,        30            None
207 Highland Terrace                        02/05 - Present  Director, Grand Mountain
Breckenridge, CO 80424                                       Bancshares, Inc., from January
Birthdate: 11/42                                             1999 to December 2003,
                                                             President, CEO and Director,
                                                             Covest Bancshares, Inc.

Interested Trustee

*Keith F. Karlawish           Trustee       Indefinite,      Member, Governing Board,              30            N/A
                                                             Sterling Capital LLC; from May
                                                             2002 to present, President,
                                                             BB&T Asset Management, Inc.;
BB&T Asset Management, Inc.                 06/06 - Present  from 1996 to 2002, Senior Vice
434 Fayetteville Street Mall                                 President and Director of
P.O. Box 29575                                               Fixed Income, BB&T Asset
Raleigh, NC 27626-0575                                       Management, Inc.
Birthdate: 8/64


* Mr. Karlawish is treated by the Funds as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Karlawish is an "interested person" because he owns shares of BB&T Corporation and is the President of BB&T Asset Management, Inc., the Adviser.

**   The Fund Complex consists of the Trust and the BB&T Funds.

     The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BB&T Asset Management, PFPC, Branch Banking and Trust Company receives any compensation from the Funds for acting as a Trustee.



     Mr. Ward serves as Chief Compliance Officer. The Chief Compliance Officer's compensation is reviewed and approved by the Board and paid by BB&T Asset Management, subject to the Administration Agreement between BB&T Asset Management and the Trust. The fee paid pursuant to the Administration Agreement by the Trust is not indicative of the total compensation received by Mr. Ward.


Officers



                                          TERM OF OFFICE AND
NAME, ADDRESS, AND   POSITION(S) HELD       LENGTH OF TIME
   DATE OF BIRTH        WITH TRUST              SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------   ------------------   ------------------   ------------------------------------------------
Keith F. Karlawish   President            Indefinite,          From May 2002 to present, President, BB&T Asset
Birthdate: 08/64                          02/05 - Present      Management, Inc.; from 1996 to 2002, Senior Vice
                                                               President and Director of Fixed Income, BB&T
                                                               Asset Management, Inc.

James T. Gillespie   Vice                 Indefinite,          From February 2005 to present, Vice President
Birthdate: 11/66     President,           02/05 - Present      and Manager of Mutual Fund Administration, BB&T
                     Secretary            8/06 - Present       Asset Management, Inc.; from February 1992 to
                                                               February 2005, Director, Client Services, BISYS
                                                               Fund Services

E.G. Purcell, III    Vice                 Indefinite,          From 1995 to present, Senior Vice President,
Birthdate: 01/55     President            02/05 - Present      BB&T Asset Management, Inc. and its Predecessors

Clinton L. Ward      Chief Compliance     Indefinite,          From July 2004 to present, Chief Compliance
Birthdate: 11/69     and Anti-Money       04/07 - Present      Officer and Secretary, BB&T Asset Management,
                     Laundering Officer                        Inc.; from January 2002 to July 2004, Compliance
                                                               Officer, Evergreen Investments; from November
                                                               1999 to January 2002, Compliance Manager -
                                                               Mutual Fund Compliance, Banc of America Capital
                                                               Management, LLC.

Andrew J. McNally    Treasurer            Indefinite,          From January 2007 to present, Vice President and
Birthdate: 12/70                          04/07 - Present      Senior Director, Fund Accounting and
                                                               Administration Department, PFPC Inc.; from July
                                                               2000 to January 2007, Director, Fund Accounting
                                                               and Administration Department, PFPC Inc.

Todd Miller          Vice President       Indefinite,          From June 2005 to present, Mutual Fund
Birthdate: 09/71                          08/05 - Present      Administrator, BB&T Asset Management; from
                                                               December 1991 to June 2005, Manager, BISYS Fund
                                                               Services.

Avery Maher          Assistant            Indefinite,          From March 2006 to present, Vice President and
Birthdate: 02/45     Secretary            04/07-Present        Counsel, Regulatory Administration Department,
                                                               PFPC Inc.; from October 2004 to August 2005,
                                                               Vice President and Assistant Secretary, JPMorgan
                                                               Asset Management.; from 1992 to 2004, Second
                                                               Vice President and Assistant Secretary, John
                                                               Hancock Advisers, LLC


For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:


                       POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
       NAME                         UNDERWRITERS OF THE TRUST
       ----          -------------------------------------------------------
Keith F. Karlawish   BB&T Asset Management, Inc., President
James T. Gillespie   BB&T Asset Management, Inc., Vice President
Clinton L. Ward      BB&T Asset Management, Inc., Chief Compliance
                     Officer and Secretary
Andrew J. McNally    PFPC Inc., Vice President and Senior Director, Fund
                     Accounting and Administration Department
E.G. Purcell, III    BB&T Asset Management, Inc., Senior Vice President
Todd Miller          BB&T Asset Management, Inc., Mutual Funds Administrator
Avery Maher          PFPC Inc., Vice President and Counsel, Regulatory
                     Administration Department


The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BB&T Asset Management receives fees from the Trust for acting as Administrator and PFPC receives fees from the Trust for acting as Transfer Agent and for providing fund accounting services to the Trust. In addition, PFPC receives fees from the Administrator for acting as Sub-Administrator.

BOARD OF TRUSTEES


Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.



AUDIT COMMITTEE



The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent registered public accounting firm for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent registered public accounting firm and the full Board of Trustees. Messrs. Kagan, Lambeth, Roberts, Van Scoy and Ms. Bingham serve on this Committee; Mr. Kagan serves as chair of the Committee. For the fiscal year ended December 31, 2006, there were four meetings of the Audit Committee.



NOMINATIONS COMMITTEE



The purpose of the Nominations Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Messrs. Kagan, Lambeth, Roberts and Van Scoy and Ms. Bingham serve on this committee; Mr. Lambeth serves as chair of the Committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of BB&T Variable Insurance Funds. For the fiscal year ended December 31, 2006, there were two meetings of the Nominations Committee.


SECURITIES OWNERSHIP

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2006.


                                                       AGGREGATE DOLLAR RANGE OF
                                                        EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                                         COMPANIES OVERSEEN BY
                           DOLLAR RANGE OF EQUITY   TRUSTEE IN FAMILY OF INVESTMENT
    NAME OF TRUSTEE       SECURITIES IN THE TRUST              COMPANIES
    ---------------       -----------------------   -------------------------------
Thomas W. Lambeth                   None                       $1-$10,000
Kenneth L. Miller, Jr.*             None                       > $100,000
Drew T. Kagan                       None                       > $100,000
Laura C. Bingham                    None                    $10,001-$50,000
Douglas R. Van Scoy                 None                    $50,001-$100,000
James L. Roberts                    None                       > $100,000
Keith F. Karlawish                  None                       > $100,000


----------
* Figures are for the calendar year ended December 31, 2005. Mr. Miller retired as a trustee of the Trust on June 4, 2006.

As of April 2, 2007, the Trustees and officers of the Trust, as a group, owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the Shares of any portfolio of the Trust.

                             TRUSTEE COMPENSATION *



                               AGGREGATE       PENSION OR RETIREMENT   ESTIMATED TOTAL    COMPENSATION FROM
                           COMPENSATION FROM    BENEFITS ACCRUED AS    ANNUAL BENEFITS   BB&T FUNDS PAID TO
NAME OF PERSON, POSITION       THE FUNDS       PART OF FUND EXPENSES   UPON RETIREMENT         TRUSTEE
------------------------   -----------------   ---------------------   ---------------   ------------------
Thomas W. Lambeth               $49,300                 None                 None              $49,300
Trustee
Kenneth L. Miller**                None                 None                 None                 None
Trustee
Drew T. Kagan                   $54,050                 None                 None              $54,050
Trustee
Laura C. Bingham                $43,800                 None                 None              $43,800
Trustee
Douglas R. Van Scoy             $42,800                 None                 None              $42,800
Trustee
James L. Roberts                $42,800                 None                 None              $42,800
Trustee
Keith F. Karlawish                 None                 None                 None                 None
Trustee



* Figures are for the Funds' most recently completed fiscal year ended December 31, 2006. The Trust includes five separate series. The Trustee compensation figures noted above represent amounts received by the Trustees for their service to both the Trust and the BB&T Funds.



**   Mr. Miller retired as a Trustee of the Trust on June 4, 2006.


INVESTMENT ADVISER


BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser"), 434 Fayetteville Street, Raleigh, N.C. 27601, is the investment adviser of the Fund. BB&T Asset Management is a separate wholly-owned subsidiary of BB&T Corporation, the predecessor investment adviser of the Large Cap VIF (formerly the Growth and Income Fund). BB&T Corporation recently reorganized its investment advisory division as BB&T Asset Management, which has replaced BB&T Corporation as the investment advisor to the Fund. Management and investment advisory personnel of BB&T Corporation that formerly provided investment management services to the Fund now do so as the personnel of BB&T Asset Management. Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.


BB&T Corporation is a bank holding company that is a North Carolina corporation headquartered in Winston-Salem, North Carolina. As of December 31, 2006, BB&T Corporation had assets of approximately $121.4 billion. BB&T Corporation operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, West Virginia, North Carolina, South Carolina, Virginia, Maryland and Washington, D.C., providing a broad range of financial services to individuals and businesses. In addition to general commercial, mortgage and retail banking services, BB&T Corporation also provides trust, investment, insurance and travel services. BB&T Corporation has provided investment management services through its Trust and Investment Services Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns.

Under the Investment Advisory Agreement, BB&T Asset Management has agreed to provide investment advisory services for each of the Funds as described in the Prospectuses. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, BB&T Asset Management is entitled to a fee, computed daily and paid monthly, at the following annual rates, calculated as a percentage of the average daily net assets of each Fund: 0.74% for the Large Cap VIF, 0.25% for the Capital Manager Equity VIF, 0.74% for the Mid Cap Growth VIF, 0.80% for the Special Opportunities Equity VIF, and 0.60% for the Total Return Bond VIF.

Unless sooner terminated, the Investment Advisory Agreement continues in effect for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of such Fund and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by BB&T Asset Management. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.


     For the fiscal years ended December 31, 2006 and December 31, 2005,* the Adviser received the following investment advisory fees:



                                        DECEMBER 31, 2006      DECEMBER 31, 2005
                                      ---------------------   -------------------
                                        PAID        WAIVED      PAID      WAIVED
                                      --------     --------   --------   --------
Large Cap VIF .....................   $561,497     $273,098   $595,521   $235,503
Capital Manager Equity VIF ........   $ (3,340)**  $ 69,597   $  8,406   $ 58,964
Large Cap Growth VIF*** ...........   $103,043     $ 51,445   $ 90,369   $ 78,732
Mid Cap Growth VIF ................   $190,733     $ 93,185   $144,050   $109,799
Special Opportunities Equity VIF ..   $266,954           --   $216,096         --
Total Return Bond VIF .............   $ 93,594     $ 22,304   $ 82,135   $ 20,342



----------
*    The Funds commenced operations on May 1, 2005.



** This amount represents a credit to the Funds that resulted from an additional waiver which, when combined with the initial waiver, was greater than the fee charged.



*** On February 12, 2007, the Large Cap Growth VIF merged with and into the Large Cap VIF.


The Investment Advisory Agreement provides that BB&T Asset Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BB&T Asset Management in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.


From time to time, advertisements, supplemental sales literature, and information furnished to present or prospective shareholders of the Fund may include descriptions of BB&T Asset Management including, but not limited to, (i) descriptions of BB&T Asset Management's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to BB&T Asset Management's operations.


INVESTMENT SUB-ADVISERS

TOTAL RETURN BOND VIF. Investment sub-advisory and management services are provided to the Total Return Bond VIF by Sterling Capital Management LLC ("Sterling Capital" or a "Sub-Adviser"), an affiliate of BB&T Asset Management, pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of July 18, 2005, between BB&T Asset Management and Sterling Capital.


In consideration for the services provided and expenses assumed under the Sterling Capital Investment Sub-Advisory Agreement, BB&T Asset Management has agreed to pay Sterling Capital a fee, computed daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Total Return Bond VIF. For the fiscal years ended December 31, 2006 and December 31, 2005, BB&T Asset Management paid $48,291 and $5,336, respectively, to Sterling Capital for sub-advisory services to the Total Return Bond VIF.


The Sub-Advisory Agreement will continue in effect from year to year if such continuance is approved at least annually by BB&T Variable Insurance Funds' Board of Trustees or by a vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or on 60 days' written notice by Sterling Capital or by BB&T Asset Management. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. BB&T Asset Management will bear the sole responsibility for the payment of the sub-advisory fee to Sterling Capital.

The Sub-Advisory Agreement provides that Sterling Capital shall not be liable for any error of judgment or mistake of law or for any loss suffered by BB&T Asset Management, the Trust or the Fund in connection with the performance of its duties, except that Sterling

Capital shall be liable to BB&T Asset Management for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sterling Capital in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder. From time to time, advertisements, supplemental sales literature and information furnished to present or prospective Variable Contract Owners may include descriptions of Sterling Capital including, but not limited to, (i) descriptions of Sterling Capital's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings relating to the Sterling Capital's operations.

BB&T Asset Management or Sterling Capital may pay, out of its own assets and at no cost to the Funds, amounts to broker-dealers, insurance companies or other financial intermediaries in connection with the provision of administrative services and/or with the distribution of the Funds' Shares. Investors may be able to obtain more information about these payments and services from insurance companies, or their broker or other financial intermediaries and should so inquire if they would like additional information.

SPECIAL OPPORTUNITIES EQUITY VIF. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objective and restrictions, investment sub-advisory services are provided to the Special Opportunities Equity VIF by Scott & Stringfellow, Inc. ("Scott & Stringfellow" or a "Sub-Adviser"), 909 E. Main Street, Richmond, Virginia 23219, a wholly owned subsidiary of BB&T Corporation, pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with BB&T Asset Management dated April 22, 2005.

Scott & Stringfellow makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the general supervision of the Board of Trustees and BB&T Asset Management in accordance with the Fund's investment objective, policies and restrictions.


Under the Investment Sub-Advisory Agreement with BB&T Asset Management, Scott & Stringfellow has agreed to provide investment advisory services for the Special Opportunities Equity VIF as described in the Prospectus describing that Fund. For its services and expenses incurred under the Investment Sub-Advisory Agreement, Scott & Stringfellow is entitled to a fee payable by BB&T Asset Management. The fee is computed daily and paid monthly at an annual rate of 0.40% of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by BB&T Asset Management and Scott & Stringfellow; provided that if BB&T Asset Management waives some or all of its investment advisory fee, Scott & Stringfellow shall waive its fee so that it shall receive no more than seventy-five percent (75%) of the net investment advisory fee paid to BB&T Asset Management. For the fiscal years ended December 31, 2006 and December 31, 2005, BB&T Asset Management paid $133,477 and $97,172, respectively, to Scott & Stringfellow for sub-advisory services to the Special Opportunities Equity VIF.


Unless sooner terminated, the Sub-Advisory Agreement shall continue with respect to the Fund for an initial term of two years, and thereafter for successive one-year periods if such continuance is approved at least annually by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting Shares of the Fund and a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement by vote cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated with respect to a Fund by the Trust at any time without the payment of any penalty by the Board of Trustees of the Trust, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by BB&T Asset Management or Scott & Stringfellow on 60 days' written notice. The Sub-Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act.

The Sub-Advisory Agreement provides that Scott & Stringfellow shall not be liable for any error of judgment or mistake of law or for any loss suffered by BB&T Asset Management, the Trust or the Fund in connection with the performance of its duties, except that Scott & Stringfellow shall be liable to BB&T Asset Management for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scott & Stringfellow in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder. From time to time, advertisements, supplemental sales literature and information furnished to present or prospective Variable Contract Owners may include descriptions of Scott & Stringfellow including, but not limited to, (i) descriptions of Scott & Stringfellow's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings relating to Scott & Stringfellow's operations.

BB&T Asset Management or Scott & Stringfellow may pay, out of its own assets and at no cost to the Funds, amounts to broker-dealers, insurance companies or other financial intermediaries in connection with the provision of administrative services and/or with the distribution of the Funds' Shares. Investors may be able to obtain more information about these payments and services from insurance companies, or their broker or other financial intermediaries and should so inquire if they would like additional information.

PORTFOLIO MANAGERS

The portfolio managers identified under "Management of the Fund" in each Prospectus are responsible for the day-to-day management of the Funds. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. Information regarding these accounts is set forth below.


                     NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY
                               ACCOUNT TYPE (IN MILLIONS)
                                AS OF DECEMBER 31, 2006*
                    ------------------------------------------------
                    OTHER REGISTERED   OTHER POOLED
                       INVESTMENT       INVESTMENT
 PORTFOLIO MANAGER      COMPANIES        VEHICLES     OTHER ACCOUNTS
 -----------------  ----------------  --------------  --------------
Ronald T. Rimkus    Number: 5         Number: 3       Number: 2
                    Assets: $864.2    Assets: $285.3  Assets: $9.6

Jeffrey J. Schappe  Number: 4         Number: 3       Number: 0
                    Assets: $247.5    Assets: $1,539  Assets: N/A

David Nolan         Number: 2         Number: 0       Number: 1
                    Assets: $298.8    Assets: N/A     Assets: $25.4

George F. Shipp     Number: 2         Number: 0       Number: 2,480
                    Assets: $313.8    Assets: N/A     Assets: $980

David M. Ralston    Number: 1         Number: 9       Number: 10
                    Assets: $427.5    Assets: $588.9  Assets: $150

Robert Millikan     Number: 10        Number: 0       Number: 10
                    Assets: $543.1    Assets: N/A     Assets: $150

Will Gholston       Number: 4         Number: 3       Number: 0
                    Assets: $247.5    Assets: $1,539  Assets: N/A


* If an account has a co-manager, the total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted more than once.

As indicated in the table above, portfolio managers may manage multiple accounts. These accounts may include, among others, mutual funds or separately managed accounts (i.e., institutions such as pension funds, colleges and universities, foundations, endowments, and high net-worth families).

As of December 31, 2006, the following portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets, with respect to which the advisory fee is based on the performance of the account.


                            PERFORMANCE BASED ADVISORY FEES
                     NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY
                               ACCOUNT TYPE (IN MILLIONS)
                                 AS OF DECEMBER 31, 2006
                    ------------------------------------------------
                    OTHER REGISTERED   OTHER POOLED
                       INVESTMENT       INVESTMENT
 PORTFOLIO MANAGER      COMPANIES        VEHICLES     OTHER ACCOUNTS
 -----------------  ----------------  --------------  --------------
Ronald T. Rimkus    Number: None      Number: None    Number: None
                    Assets: N/A       Assets: N/A     Assets: N/A

                            PERFORMANCE BASED ADVISORY FEES
                     NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY
                               ACCOUNT TYPE (IN MILLIONS)
                                 AS OF DECEMBER 31, 2006
                    ------------------------------------------------
                    OTHER REGISTERED   OTHER POOLED
                       INVESTMENT       INVESTMENT
 PORTFOLIO MANAGER      COMPANIES        VEHICLES     OTHER ACCOUNTS
 -----------------  ----------------  --------------  --------------
Jeffrey J. Schappe  Number: None      Number: None    Number: None
                    Assets: N/A       Assets: N/A     Assets: N/A

David Nolan         Number: None      Number: None    Number: None
                    Assets: N/A       Assets: N/A     Assets: N/A

George F. Shipp     Number: None      Number: None    Number: None
                    Assets: N/A       Assets: N/A     Assets: N/A

David M. Ralston    Number: None      Number: None    Number: 1
                    Assets: N/A       Assets: N/A     Assets: $1.8

Robert Millikan     Number: None      Number: None    Number: None
                    Assets: N/A       Assets: N/A     Assets: N/A

Will Gholston       Number: None      Number: None    Number: None
                    Assets: N/A       Assets: N/A     Assets: N/A


Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the "Managed Accounts"). The Managed Accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The Managed Accounts might also have different investment objectives or strategies than the Fund. Consequently, portfolio managers may purchase or sell securities for one Fund and not for a Managed Account.

BB&T ASSET MANAGEMENT

A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and the Managed Accounts, but may not be available in sufficient quantities for both the Fund and the Managed Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Managed Account. BB&T Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. BB&T Asset Management has also adopted a Code of Ethics that governs personal trading and which is reasonably designed to address potential conflicts of interest that may arise in connection with a portfolio manager's management of personal accounts.

STERLING CAPITAL

Sterling Capital manages portfolios for multiple institutional and individual clients. All portfolios are managed as separate accounts, including mutual fund portfolios. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, an individual portfolio may contain different securities than other portfolios, and investment decisions may be made in other accounts that are different than the decisions made for the BB&T Total Return Bond VIF. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher than the fees paid by the Fund to Sterling Capital. Because performance fees are tied to performance, the incentives associated with any given portfolio may be higher or lower than those associated with other accounts managed by the firm.

Sterling Capital's objective is to meet its fiduciary obligation to treat all clients fairly. To help accomplish this objective and to address the potential conflicts discussed above, Sterling Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures. Sterling Capital's compliance procedures include actively monitoring compliance with investment policies, trade allocation, and Code of Ethics requirements. In addition, Sterling Capital's senior management team reviews the performance of portfolio managers and analysts.

SCOTT & STRINGFELLOW

Scott & Stringfellow also manages portfolios for multiple institutional and individual clients. All portfolios are managed as separate accounts, including mutual fund portfolios. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, an individual portfolio may contain different securities than other portfolios, and investment decisions may be made in other accounts that are different than the decisions made for the BB&T Special Opportunities Equity VIF. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios.

Portfolio Manager Compensation

BB&T ASSET MANAGEMENT

BB&T Asset Management utilizes the following incentive compensation plan for portfolio managers:

Portfolio Management compensation is based on both fixed and variable components. The fixed component is determined at the commencement of employment and subject to annual review. Variable compensation is divided into two parts. The first variable component is calculated based on pretax one-year and three-year fund performance (by asset class). The performance figures are ranked against a universe of approved peer funds/indexes, and measured on a relative percentile basis. The second variable component, a discretionary bonus pool, is determined based on various factors as determined by executive management. The factors include active support and promotion of funds marketing through various channels, management of personnel and other subjective criteria. All variable compensation is paid annually at plan year-end.

For investment professionals other than portfolio managers, such as investment analysts, a similar fixed compensation component is received. The variable component is calculated based on performance categories, designed to recognize meaningful performance to the team. The incentive plan is paid annually, based on plan year-end. As with the portfolio managers, BB&T Asset Management seeks to utilize the incentive compensation to investment analysts as a retention tool.


Portfolio managers are also eligible to participate in broad-based plans offered generally to BB&T employees, including retirement, 401(k), health, and other employee benefit plans.


STERLING CAPITAL


Sterling Capital offers investment professionals a compensation plan which has three components: (i) base compensation, which is linked to job function, responsibilities and experience, (ii) incentive compensation, which varies based on investment performance and other factors determined by management, and (iii) equity. The majority of potential total cash compensation consists of incentive compensation, which could ultimately make up more than half of the investment professional's compensation. Incentive compensation is based on performance of the portfolios managed by the portfolio manager in comparison to benchmarks appropriate for the various portfolios managed, and in comparison to peer groups. Firm/department leadership, compliance results, and other subjective criteria as determined by executive management are also considered in determining incentive compensation.



Certain investment professionals are also offered equity in Sterling's 30% owner. Membership interest is awarded based on long-term performance, leadership, potential for generating future growth of the firm, and other subjective criteria determined by management.

Incentive compensation and equity interests are used as retention tools in order to facilitate long-term commitments from key investment professionals.



Portfolio managers are also eligible to participate in broad-based plans offered generally to Sterling Capital employees, including retirement, 401(k), health, and other employee benefit plans.


SCOTT & STRINGFELLOW


Compensation Program



The elements of total compensation for Scott & Stringfellow portfolio managers are: fixed base salary, annual performance-based cash bonus, nominal stock compensation, and other benefits. These components are designed to provide a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative assets under management.



Base Salary



Under the Scott & Stringfellow approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the asset-based (and therefore variable) compensation elements of the compensation program.



Asset-Based Compensation



Scott & Stringfellow believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.



Scott & Stringfellow's formulaic portfolio manager compensation program focuses on assets under management, which is believed to create an indirect tie to absolute performance, as negative returns in any market environment could result in an outflow of assets. Portfolio managers work with all products under management and are compensated based on overall assets. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. All factors are considered collectively by Scott & Stringfellow's management.



Cash Bonus



Performance-based compensation is distributed to portfolio managers primarily as cash. Typically, the cash bonus, when combined with base salary, represents more than 90% of total compensation for portfolio managers.



Stock Bonus



Some portfolio managers qualify for a nominal grant of stock options and/or restricted stock of BB&T Corporation stock, the parent of Scott & Stringfellow, based primarily on the discretionary elements discussed above. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the organizations's ability to sustain and improve its performance over future periods.



The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of BB&T's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a small portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.



Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to Scott & Stringfellow employees, including 401(k), health, and other employee benefit plans.


Securities Ownership

The following table discloses the dollar range of equity securities of each of the Funds beneficially owned by the portfolio managers as of December 31, 2006:


NAME OF PORTFOLIO MANAGER   DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND
-------------------------   ----------------------------------------------
Ronald T. Rimkus                                 None
Jeffrey J. Schappe                               None
David Nolan*                                     None*
George F. Shipp**                                None**
David M. Ralston                                 None
Robert Millikan                                  None
Will Gholston                                    None



* Although the portfolio manager does not have an investment in the Mid Cap Growth VIF, the portfolio manager does hold between $50,001 and $100,000 in the BB&T Mid Cap Growth Fund, the retail mutual fund that has the same investment strategy as the Mid Cap Growth VIF.



** Although the portfolio manager does not have an investment in Special Opportunities Equity VIF, the portfolio manager does hold between $10,001 and $50,000 in the BB&T Special Opportunities Equity Fund, the retail mutual fund that has the same investment strategy as the Special Opportunities Equity VIF.





PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has adopted proxy voting policies and procedures for the Trust ("Trust Proxy Voting Policies and Procedures") with respect to voting proxies relating to the portfolio securities held by the Funds. The Board of Trustees has delegated the authority to vote proxies related to portfolio securities of each of the Funds to the Adviser, which in turn delegated proxy voting authority for the Total Return Bond VIF to Sterling Capital. With respect to voting proxies relating to the portfolio securities held by the Funds for which Scott & Stringfellow serves as Sub-Adviser, Scott & Stringfellow (a wholly-owned subsidiary of BB&T Corporation, the parent of BB&T Asset Management) will use BB&T Asset Management's Proxy Voting Policies and Procedures. Under the Trust Proxy Voting Policies and Procedures, the Adviser and Sub-Advisers are required to vote proxies related to the portfolio securities in the best interests of the Funds. The Trust Proxy Voting Policies and Procedures require that the Board of Trustees annually review the policies, procedures and other guidelines for voting proxies for the Adviser and Sub-Advisers. The Proxy Voting Policies and Procedures also require the Adviser and the Sub-Advisers to report annually with respect to all proxies it has received for action. With respect to proxies identified as involving a conflict of interest, the Adviser or a Sub-Adviser will submit a report indicating the nature of the conflict and how it was resolved.

Proxy voting policies and procedures for BB&T Asset Management and Sterling Capital are attached as Appendix B.


You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov, or by contacting us by telephone at 1-800-228-1872 or in writing at BB&T Funds, 301 Bellevue Parkway, Wilmington, Delaware 19809.


PORTFOLIO TRANSACTIONS


Either pursuant to the Advisory Agreement, whereby BB&T Asset Management determines, or the Sub-Advisory Agreements, whereby each Sub-Adviser determines, subject to the general supervision of the Board of Trustees, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers or dealers are to be eligible to execute such Fund's portfolio transactions.

Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.


Unless otherwise directed by the Board of Trustees, allocation of transactions, including their frequency, to various brokers and dealers is determined by BB&T Asset Management or a Sub-Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. In selecting a broker or dealer, BB&T Asset Management and the Sub-Adviser evaluates a wide range of criteria, including the commission rate or dealer mark-up, execution capability, the broker's/dealer's positioning and distribution capabilities, back office efficiency, ability to handle difficult trades, financial stability, reputation, prior performance, and, in the case of brokerage commissions, research. The primary consideration is the broker's ability to provide "best execution," which is the best overall qualitative execution of a Fund's brokerage transactions, so that the total costs or proceeds to the Fund are the most favorable under the circumstances. Subject to this consideration, brokers and dealers who provide supplemental investment research to BB&T Asset Management or a Sub-Adviser may receive orders for transactions on behalf of the Trust. Research may include brokers' analyses of specific securities, performance and technical statistics, and information databases. It may also include maintenance research, which is the information that keeps BB&T Asset Management or a Sub-Adviser informed concerning overall economic, market, political and legal trends. Under some circumstances, BB&T Asset Management's or a Sub-Adviser's evaluation of research and other broker selection criteria may result in one or a few brokers executing a substantial percentage of a Fund's trades. This might occur, for example, where a broker can provide best execution at a cost that is reasonable in relation to its services and the broker offers unique or superior research facilities, special knowledge or expertise in a Fund's relevant markets, or access to proprietary information about companies that are a majority of a Fund's investments.


Research information so received is in addition to and not in lieu of services required to be performed by BB&T Asset Management or a Sub-Adviser and does not reduce the fees payable to BB&T Asset Management or the Sub-Adviser by the Trust. Such information may be useful to BB&T Asset Management or a Sub-Adviser in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful in carrying out its obligations to the Trust. While BB&T Asset Management or the Sub-Advisers generally seek competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for reasons discussed above.

During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

                                        FISCAL YEAR ENDED                     FISCAL YEAR ENDED
                                        DECEMBER 31, 2006                     DECEMBER 31, 2005
                              ------------------------------------  ------------------------------------
                               AGGREGATE                 DIRECTED    AGGREGATE                 DIRECTED
                               BROKERAGE    AGGREGATE    BROKERAGE   BROKERAGE    AGGREGATE    BROKERAGE
                              COMMISSION  TRANSACTIONS  COMMISSION  COMMISSION  TRANSACTIONS  COMMISSION
                              ----------  ------------  ----------  ----------  ------------  ----------
Large Cap VIF...............   $108,304   $104,865,507   $108,144     $49,462    $49,891,135      --
Large Cap Growth VIF*.......   $ 77,408   $ 88,491,008   $ 76,677     $42,688    $42,756,255      --
Mid Cap Growth VIF..........   $143,691   $130,369,408   $142,672     $91,691    $80,241,807      --
Special Opportunities
   Equity VIF...............   $ 72,630   $ 42,437,031   $ 72,629     $51,224    $25,577,476      --


* On February 12, 2007, the Large Cap Growth VIF merged with and into the Large Cap VIF.



For the fiscal years ended December 31, 2006 and December 31, 2005, the Funds paid $46,799 and $34,355, respectively, in commissions to Scott & Stringfellow, a wholly-owned subsidiary of BB&T Corporation, for transactions effected on behalf of the Special Opportunities Equity VIF. The Funds paid no brokerage commissions to Scott & Stringfellow for the fiscal years ended December 31, 2004 and December 31, 2003. For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate percentage of the Special Opportunities Equity VIF's total brokerage commissions paid to Scott & Stringfellow was 64.4% and 67.0%, respectively, and the percentage of the Funds' aggregate dollar amount of transactions involving commissions effected through Scott & Stringfellow was 67.9% and 76.7%, respectively.

To the extent permitted by applicable rules and regulations, either BB&T Asset Management or the Sub-Advisers may execute portfolio transactions on behalf of the Funds through affiliates. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard.

Investment decisions for each Fund are made independently from those for the other Funds or any other portfolio, investment company or account managed by BB&T Asset Management or a Sub-Adviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which BB&T Asset Management or a Sub-Adviser believes to be equitable to the Fund(s) and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, BB&T Asset Management or a Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other portfolio, investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, BB&T Asset Management or a Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of BB&T Asset Management, a Sub-Adviser or PFPC, their parents or their subsidiaries or affiliates and, in dealing with its customers, BB&T Asset Management or a Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

FEDERAL BANKING LAW


The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, BB&T Asset Management's activities remain subject to, and may be limited by, applicable federal banking law and regulations. BB&T Asset Management believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Investment Advisory Agreement without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of BB&T Asset Management to perform these services, the Board of Trustees would review the Trust's relationship with BB&T Asset Management and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that the Funds be liquidated.


ADMINISTRATOR


BB&T Asset Management, Inc. ("BB&T Asset Management" or "Administrator"), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as administrator to the Trust pursuant to an Administration Agreement dated April 23, 2007. (the "Administration Agreement").



Under the Administration Agreement, the Administrator has agreed to perform or supervise the performance by others of administrative services performed in connection with the operations of the Trust and to assist in the selection of and conduct relations with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Trust's operations. The Administrator also has agreed to provide the Trust with regulatory reporting, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Trust and such other services as the Administrator shall, from time to time, determine to be necessary to perform its obligations under its Agreement.



For performing these services, the Administrator receives a fee that is calculated based upon average net assets of the Trust and the BB&T Funds. The fee shall be calculated at the annual rate of 0.110% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.075% applicable to the next $1 billion of average net assets, at the annual rate of 0.06% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.04% applicable to net assets in excess of $6 billion.

For its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following fees*:



                                                       FISCAL YEAR ENDED
                                         ---------------------------------------------
                                           DECEMBER 31, 2006       DECEMBER 31, 2005
                                         ---------------------   ---------------------
                                                    ADDITIONAL              ADDITIONAL
                                                      AMOUNT                  AMOUNT
                                           PAID       WAIVED       PAID       WAIVED
                                         --------   ----------   --------   ----------
Large Cap VIF ........................   $127,988          --    $104,249     $54,844
Capital Manager Equity VIF ...........         --     $30,036    $  5,893     $21,023
Large Cap Growth VIF** ...............   $ 23,669          --    $ 32,198          --
Mid Cap Growth VIF ...................   $ 43,505          --    $ 47,981          --
Special Opportunities Equity VIF .....   $ 37,844          --    $ 37,239          --
Total Return Bond VIF ................   $ 21,924          --    $ 23,928          --



*    The Funds commenced operations on May 1, 2005



** On February 12, 2007, the Large Cap Growth VIF merged with and into the Large Cap VIF.



The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue for three years from the effective date (the "Initial Term"). Thereafter, the Administration Agreement shall be renewed automatically for successive one year terms (the "Renewal Term"), unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the Initial Term or the then-current Renewal Term. The Administration Agreement also is terminable upon mutual agreement of the parties to the Administration Agreement or for cause (as defined in the Administration Agreement) upon the provision of sixty
(60) days written notice by the party alleging cause.


The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

SUB-ADMINISTRATOR


PFPC Inc. ("PFPC" or "Sub-Administrator"), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator to the Trust pursuant to a Sub-Administration Services Agreement dated April 23, 2007 (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, the Sub-Administrator performs certain administrative services for the Funds, for which it receives a fee, paid by the Administrator, that is calculated based upon average net assets of the Trust and the BB&T Funds. The fee shall be calculated at the annual rate of 0.045% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.0275% applicable to the next $1 billion of average net assets, at the annual rate of 0.02% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.01% applicable to net assets in excess of $6 billion.


EXPENSES


BB&T Asset Management bears all expenses in connection with the performance of its services other than the cost of securities (including brokerage commissions) purchased for the Funds. The Funds will bear the following expenses relating to their operations: taxes, interest, fees of the Trustees of the Trust, Securities and Exchange Commission fees, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodians and fund accountant, certain insurance premiums, costs of maintenance of the Trust's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operations. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts for cash management services are not included within Trust expenses for purposes of any such expense limitation.



SERVICE PLAN

The Trust has adopted a Variable Contract Owner Servicing Plan (the "Service Plan") under which the Funds are authorized to pay insurance companies, banks, plan sponsors and recordkeepers, broker-dealers or other financial institutions (and their affiliates) a fee in exchange for certain management-related services. For the year ended December 31, 2006, the Funds did not participate in any service plans. More information about the Service Plan, including fee information, is provided in the Funds' prospectuses.


CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING SERVICES

U.S. Bank National Association, located at 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202, serves as the Custodian to the Trust.


PFPC, located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as transfer agent to the Funds pursuant to a Transfer Agency and Blue Sky Services Agreement with the Trust. PFPC receives a fee based on the type of services provided to the Funds as agreed upon by the Trust and PFPC.



PFPC, located at 760 Moore Road, King of Prussia, Pennsylvania 19406, also provides fund accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. For its services, PFPC receives a fee calculated based upon each Fund's average net assets as well as the average net assets of the BB&T Funds of 0.01% of average net assets.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of KPMG LLP, 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215, serves as the independent registered public accounting firm for the Funds. Its services comprise auditing the Funds' financial statements and advising the Funds as to certain accounting and tax matters.

LEGAL COUNSEL


Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Washington, D.C. 20005-3948 are legal counsel to BB&T Variable Insurance Funds.


CODE OF ETHICS


The Trust, BB&T Asset Management, the Sub-Advisers and PFPC each have adopted a code of ethics under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, BB&T Asset Management, the Sub-Advisers and PFPC from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust that was organized on November 8, 2004. The Trust's Declaration of Trust was filed with the Secretary of the Commonwealth of Massachusetts on the same date. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series or classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust's Shares will be fully paid and non-assessable by the Trust. In the event of a liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series which are available for distribution.

Each Share represents an equal proportionate interest in the Fund with other Shares of the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees. Shares are without par value. Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by portfolio except as otherwise expressly required by law.


An annual or special meeting of shareholders to conduct necessary business is not required by the Trust's Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.



In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion of the voting instructions received.



Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to Fund.


VOTE OF A MAJORITY OF THE OUTSTANDING SHARES


As used in the Funds' Prospectuses and the SAI, "vote of a majority of the outstanding Shares of the Trust or the Fund" means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Trust or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or the Fund.


SHAREHOLDER AND TRUSTEE LIABILITY


Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the obligations of the Trust. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, reimburse any Shareholder for all legal and other expenses reasonably incurred in the defense of any claim made against the shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Trust has adopted its own polices and procedures governing when information regarding portfolio holdings may be made available to third parties. Such information may be made available in the following circumstances:


-    Through disclosure in a Fund's latest annual or semi-annual report or Form
     N-Q;

- In marketing and other materials, provided that the information regarding portfolio holdings contained therein is at least fifteen days old; or


- When a Fund has a legitimate business purpose for doing so (see example below), the disclosure is in the best interests of shareholders, and either
     (a) the recipients are subject to a confidentiality agreement or (b) the Board has determined that (i) the policies of the recipient are adequate to protect the information that is disclosed and (ii) the recipient is subject to a duty of confidentiality under the federal securities laws. Conflicts of interest between the Fund's shareholders, investment adviser, principal underwriter, or any affiliated person of the Funds are addressed through the imposition of a duty of confidentiality on the recipient of the information. Disclosures of portfolio holdings will be authorized by the Fund's Chief Executive Officer or Chief Financial Officer and will be reported periodically to the Board.


Examples of instances in which a legitimate business purpose exists for the selective disclosure of portfolio securities include: for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Fund's adviser, to a newly hired investment adviser or sub-adviser prior to commencing its duties, and to a performance reporting bureau or rating agency for use in developing a rating.


It is the policy of the Fund to not disclose material information about its portfolio holdings, trading strategies implemented or to be implemented, or pending transactions to third parties other than the Fund's service providers. The Fund's service providers are prohibited from disclosing to other third parties material information about the Fund's portfolio holdings, trading strategies implemented or to be implemented, or pending transactions. The Board of Trustees has determined that disclosure under such circumstances is in the best interests of shareholders because it is necessary to the Fund's operation, and it is subject to a confidentiality requirement. Such service providers include the fund accountant (currently, PFPC), administrator (currently, BB&T Asset Management), sub-administrator (currently, PFPC), investment adviser and sub-advisers (currently, BB&T Asset Management, Scott & Stringfellow, Inc, and Sterling Capital Management, LLC), custodian (currently, US Bank NA), independent registered public accounting firm (currently, KPMG LLP), and legal counsel (currently, Ropes & Gray LLP).



In no event shall information regarding the Fund's portfolio holdings be disclosed for compensation. In all instances in which non-public information is disclosed to third parties, the entity receiving the non-public information is subject to a duty of confidentiality under the federal securities laws, including a duty not to trade on the non-public information.


The frequency with which information regarding the Fund's portfolio holdings will be disclosed, as well as the lag time associated with such disclosure, will vary depending on such factors as the circumstances of the disclosure and the reason therefor.

Other than the service provider arrangements discussed above, the Fund does not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person.

ADDITIONAL TAX INFORMATION

The following discussion summarizes certain U.S. federal tax considerations concerning the ownership of shares in the Funds by insurance company separate accounts for purposes of funding variable life insurance policies and variable annuity contracts (as well as by certain other investors). This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. It deals with only the status of the Funds as regulated investment companies under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal, state, local and foreign tax aspects of an investment in the Fund.

The discussion below is generally based on the assumption that the shares of each Fund will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, under the Code.

For information concerning the federal tax consequences to a holder of a variable life insurance policy or a variable annuity contract, please refer to the prospectus for the relevant variable insurance contract. Because the shareholders of the Funds will be insurance company separate accounts (and certain other investors), no attempt is made herein to describe the federal tax considerations at the shareholder level.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under Subchapter M of the Code. If a Fund so qualifies, it generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. To qualify to be taxed as a regulated investment company, each Fund generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in "qualified publicly traded partnerships" (as defined below); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested
(x) in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in clause
(i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (a) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in clause (i)(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Also, for purposes of meeting the diversification requirement described in (b) above, in the case of the Fund's investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan participation as an issuer. Finally, for purposes of clause (ii) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.


As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.


If a Fund were to fail to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Fund would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

Each Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Funds by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and these regulations treat the assets of a Fund as assets of the related separate account, these regulations are imposed on the assets of each Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (the "IRS") based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. The Funds generally have objectives and strategies that are not materially narrower than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The regulations proposed by the Treasury Department in the summer of 2004 relating to Section 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Fund, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Fund, and such guidance could affect the treatment of the Fund described herein, including retroactively.

In the case of Capital Manager Equity VIF, depending on its percentage ownership in an underlying fund before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.


MISCELLANEOUS


In the event that additional rules or regulations are adopted, there can be no assurance that a given Fund will be able to operate as currently described, or that the Trust will not have to change a Fund's investment objective or investment policies. A Fund's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing Variable Contract Owners to be considered the owners of the Shares of a Fund.

The following table indicates the name, address and percentage of ownership of each person who owns of record or is known by Variable Insurance Funds, the predecessor to the Funds of the Trust, to own beneficially 5% or more of any Class of the outstanding shares of Variable Insurance Funds as of April 3, 2007:


                                   PERCENT OF THE CLASS TOTAL
             FUND                ASSETS HELD BY THE SHAREHOLDER
             ----                ------------------------------
CAP MANAGER EQUITY FUND VIF
HARTFORD LIFE                                68.17%
SEPARATE ACCOUNT TWO
200 HOPMEADOW ST
ATTN DAVID TEN-BROECK
SIMSBURY CT 06070

AIG SUNAMERICA LIFE ASSURANCE                20.62%
PO BOX 54299

LOS ANGELES, CA 90054-0299

NATIONWIDE INSURANCE COMPANY                 11.22%
NWVA9
C/O PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 432182029

LARGE CAP VIF
HARTFORD LIFE                                91.01%
SEPARATE ACCOUNT TWO
200 HOPMEADOW ST
ATTN DAVID TEN-BROECK
SIMSBURY CT 06070

NATIONWIDE INSURANCE COMPANY                 5.87%
NWVA9
C/O PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 432182029

MID CAP GROWTH VIF
HARTFORD LIFE                                76.76%
SEPARATE ACCOUNT TWO
200 HOPMEADOW ST
ATTN DAVID TEN-BROECK
SIMSBURY CT 06070

NATIONWIDE INSURANCE COMPANY                 12.26%
NWVA9
C/O PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 432182029

AIG SUNAMERICA LIFE ASSURANCE                10.98%
PO BOX 54299
LOS ANGELES, CA 90054-0299

SPECIAL OPPORTUNITY EQUITY VIF
HARTFORD LIFE                                80.94%
SEPARATE ACCOUNT TWO
200 HOPMEADOW ST
ATTN DAVID TEN-BROECK
SIMSBURY CT 06070

AIG SUNAMERICA LIFE ASSURANCE                19.06%
PO BOX 54299
LOS ANGELES, CA 90054-0299

TOTAL RETURN BOND VIF
HARTFORD LIFE                                50.02%
SEPARATE ACCOUNT TWO
200 HOPMEADOW ST
ATTN DAVID TEN-BROECK
SIMSBURY CT 06070

AIG SUNAMERICA LIFE ASSURANCE                49.98%
PO BOX 54299
LOS ANGELES, CA 90054-0299






Individual Trustees are elected by the shareholders and, subject to removal by a majority of the Board of Trustees present at a meeting of the Trustees (a quorum being present), serve for a term lasting until the next meeting of shareholders at which Trustees are elected and until the election and qualification of his or her successor. Such meetings are not required to be held at any specific intervals. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Funds will request voting instructions from variable contract owners and will vote shares or other voting interests in the Separate Account in proportion of the voting instructions received.



The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.



The Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.


The Prospectuses and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

                              FINANCIAL STATEMENTS


Audited financial statements as of December 31, 2006 are incorporated by reference to the Annual Report to shareholders, dated as of December 31, 2006, which has previously been sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the SEC. A copy of the Annual Report and the Funds' latest Semi-Annual Report may be obtained without charge by contacting the Sub-Administrator at 301 Bellevue Parkway, Wilmington, Delaware 19809 or by telephoning toll-free at (800) 228-1872.

                                   APPENDIX A

                           DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS:

Excerpts from Moody's description of its bond ratings are listed as follows: Aaa
- judged to be the best quality and they carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards - together with the Aaa group, they comprise what are generally known as high-grade bonds; A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa - considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba - judged to have speculative elements, their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; Caa - are of poor standing - such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca - speculative in a high degree, often in default; C - lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P's BOND RATINGS:

Excerpts from S&P's description of its bond ratings are listed as follows: AAA - highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A - has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D - interest or principal payments are in default.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY's COMMERCIAL PAPER RATINGS:

Excerpts from Moody's commercial paper ratings are listed as follows: PRIME - 1
- issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; PRIME - 2 - issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; PRIME - 3 - issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; NOT PRIME - issuers do not fall within any of the Prime categories.

DESCRIPTION OF S&P's RATINGS FOR CORPORATE AND MUNICIPAL BONDS:

INVESTMENT GRADE RATINGS: AAA - the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A - has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal - whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATINGS: BB, B, CCC, CC, C - debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal - while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI - reserved


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for income bonds on which no interest is being paid; D -in default, and payment of interest and/or repayment of principal is in arrears. PLUS (+) OR MINUS (-) - the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P's RATINGS FOR SHORT-TERM CORPORATE DEMAND OBLIGATIONS AND COMMERCIAL PAPER:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 - the degree of safety regarding timely payment is strong - those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 - capacity for timely payment is satisfactory - however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 - has adequate capacity for timely payment - however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B - regarded as having only speculative capacity for timely payment; C - a doubtful capacity for payment; D
- in payment default - the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


DESCRIPTION BY FITCH IBCA, DUFF & PHELPS ("Fitch IBCA") OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS:



F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.



F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.



F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.



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                                   APPENDIX B

                              BB&T ASSET MANAGEMENT

                        Proxy Policy & Voting Procedures

                     13. PROXY VOTING POLICY AND PROCEDURES

13.1. AUTHORIZATION TO VOTE PROXIES

Each client whose account is assigned to a BB&T AM IAR, when executing his or her Advisory Contract with BB&T AM, may select whether he or she wishes to be responsible for voting his or her proxies or whether he or she instead authorizes BB&T AM to vote proxies on behalf of the client. BB&T AM shall not cause to be voted the proxies of any client who indicates that he or she wishes to be responsible for voting his or her proxies. With respect to any BB&T AM client who has not executed an Advisory Contract with BB&T AM that includes a proxy voting selection provision, BB&T AM will cause the proxies of such client to be voted, until such time as the client instructs BB&T AM to the contrary or unless the client has otherwise arranged for their proxies to be delivered to them for voting.

BB&T AM may also cause to be voted the proxies for securities held by any BB&T Fund whose board of trustees has authorized BB&T AM to do so.

13.2. PROXIES WILL BE VOTED IN ACCORDANCE WITH THE CLIENTS' BEST INTERESTS

It is BB&T AM's policy that all proxies for clients' securities be voted strictly in accordance with the best interests of the clients' accounts. The key element underlying any evaluation of the interests of a client in a proposal, election, or issue presented to a shareholder vote is the effect, if any, the proposal, election, or issue could have on the current or future value of the investment.

13.3. PROXY COMMITTEE

With respect to clients' securities (including BB&T Funds' securities) for which BB&T AM has responsibility for voting proxies, the Proxy Committee of BB&T AM will monitor make voting decisions, ensure proxies are submitted timely, and, as described in Section 13.5.2, below, make determinations regarding actual or potential conflicts of interests. The Proxy Committee may elect to engage (or terminate) the services of a third party provider to perform or assist with one or more of these functions. BB&T AM has engaged Institutional Shareholder Services ("ISS") to monitor corporate actions, make voting recommendations, ensure proxies are submitted timely, and maintain the records described in
Section 13.7, below.

To the extent that any investment officer (or other employee of asset management) reviews a given ISS recommendation and determines that the best interests of the BB&T AM clients who hold the security would likely be better served by rejecting the ISS recommendation, then they shall promptly notify the Proxy Committee, which shall then review the issue and determine, based on the principles set forth in Sections 13.2 and 13.4, below, whether to accept or reject the ISS recommendation. If the Proxy Committee chooses to reject the ISS recommendation, it shall instruct ISS to vote the proxies accordingly and shall forward to the Director of Compliance originals or copies of all documents that memorialize the basis for the decision and all documents created by the Proxy Committee or by any other area or employee of BB&T AM that were material to making the decision.

13.4. PROXY VOTING DETERMINATION GUIDELINES

As discussed in Section 13.3, above, BB&T AM has engaged ISS to make voting recommendations with respect to proxies for clients' securities. BB&T AM accordingly relies on ISS's voting policies and judgments, which BB&T AM has found to be sound and well regarded. Nevertheless, as also discussed in Section 13.3, above, BB&T AM reserves the right to reject any given ISS recommendation. In determining whether to reject an ISS recommendation, BB&T AM will be guided by the policy expressed in Section 13.2, above, and the following guidelines.


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Generally, BB&T AM will support company managements which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term. Long term shareholder value need not be sacrificed in favor of short term gains. Proposals that diminish the rights of shareholders or diminish management or board accountability to the shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition. Likewise, compensation plans that appear excessive relative to comparable companies' compensation packages and/or appear unreasonable in light of the performance of the issuer will typically be opposed. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer.

13.5. CONFLICTS OF INTERESTS

In some circumstances, an issuer's proxies may present an actual or potential conflict of interests between BB&T AM and a client account holding securities of the issuer. As explained in section 13.2, above, it is BB&T AM's policy that all proxies for a client's securities be voted strictly in accordance with the best interests of the client's account. Nevertheless, BB&T AM also employs additional safeguards in situations potentially involving a material conflict of interests.

At least annually, the Proxy Committee will compile, maintain, and update a list of issuers with which BB&T AM or its affiliates has such a relationship that proxies presented with respect to such issuers may give rise to a material conflict of interests. Examples may include issuers for which BB&T AM manages a pension or employee benefits plan, issuers for which BB&T AM manages an account for a senior officer or director, BB&T Corporation, or the BB&T Funds. To the extent that BB&T AM receives proxies from such issuers for clients who have authorized BB&T AM to vote their proxies, the Proxy Committee will examine the proxy solicitations and assess the potential conflict in order to determine what procedures to employ with respect to the proxy. Likewise, the Proxy Committee will make such an examination and determination with respect to other proxy solicitations that may give rise to a material conflict of interests, such as where BB&T AM or one or more of its senior managers or directors has a business or personal relationship with a proponent of a proxy proposal, a participant in a proxy contest, a corporate director, or a candidate for a directorship.

Depending on the circumstances, the Proxy Committee may:

     (a) Determine that the ISS recommendation is in the best interest of the client and cause the proxies to be voted according to the ordinary guidelines and procedures provided by ISS; or

     (b) Determine that the ISS recommendation is not in the best interest of the client and, as provided in sections 13.3 and 13.4 above, override the recommendation and vote the proxies accordingly; or

     (c) Refer voting authority back to the client to vote the proxies.

13.6. PROVIDING INFORMATION REGARDING PROXY VOTING POLICIES AND PROCEDURES

Upon opening any new client account, BB&T will provide the client with the Description of BB&T Asset Management's Proxy Voting Policies and Procedures ("Description"), which shall be a concise summary of the policies and procedures, shall indicate that a copy of the full policies and procedures is available upon request, and shall include instructions for obtaining information regarding how a client's proxies were voted. The Proxy Committee or its delegate shall be responsible for providing a copy of the full policies and procedures and of information regarding how a client's proxies were voted to any client who so requests. The Proxy Committee or its delegate shall also forward to the Director of Compliance the client's written request for information regarding how the client's proxies were voted and a copy of BB&T AM's written response to any such written or oral request.

13.7. RECORD-KEEPING

The Director of Compliance shall maintain the following materials for five years in an easily accessible place (the first two years in BB&T AM's home office):

     (a) BB&T AM's proxy voting policies and procedures;

     (b) List of issuers the represent a poetential or actual conflict of interest, as described in Section 13.5;


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

     (c) Records of votes cast by BB&T AM (including by any third party provider, such as ISS, that BB&T AM has engaged to cast votes) on behalf of any client;

     (d) Copies of all documents created by BB&T AM that were material to making a decision as to how to vote proxies on behalf of a client or that memorialize the basis for such a decision;

     (e) Copies of all written client requests for information on how BB&T AM voted proxies on behalf of the client, and copies of all written responses by BB&T AM to any written or oral client request for information on how BB&T AM voted proxies on behalf of the client;

     (f) All documents received from the Proxy Committee pursuant to Sections
     13.2 and 13.5, above.

BB&T AM may satisfy requirements (b) and (c), above, by relying on a third party, such as ISS, to make and retain the relevant documents on BB&T AM's behalf if BB&T AM first obtains an undertaking from the third party to provide a copy of the documents promptly upon request. BB&T AM also may satisfy the requirements of (b), above, by relying on obtaining a copy of a proxy statement from the SEC's EDGAR system.





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


                                   APPENDIX C


                         STERLING CAPITAL MANAGEMENT LLC

                        Proxy Policy & Voting Procedures

                            (Effective October 1989)

                               (Revised May 2006)

I. VOTING POLICY AND GUIDELINES

Sterling Capital Management LLC ("SCM") believes it has a fiduciary obligation to vote its clients' proxies in favor of the economic interest of shareholders. Our fiduciary responsibility includes protecting and enhancing the economic interests client accounts we manage. The following guidelines have been established to assist us in evaluating relevant facts and circumstances which will enable us to vote in a manner consistent with our fiduciary responsibility.

ROUTINE MANAGEMENT PROPOSALS

Election of Directors                                               Case by Case

We believe that the structure and functioning of its board of directors are critical to the economic success of every company therefore treat board related issues in a separate section, below.

Appointment of Auditors                                                  Approve

Fix Auditor Remuneration                                                 Approve

Approval of Audited Financial Statements                                 Approve

Set/Eliminate Dividends                                                  Approve

Grant Board Authority to Repurchase Shares                               Approve

Approve Stock Splits or Reverse Stock Splits                             Approve

Change Name of Corporation                                               Approve

Eliminate Preemptive Rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

     We generally approve the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of dilution.

Employee Stock Purchase Plan                                             Approve

Establish 401(k) Plan                                                    Approve

BOARD OF DIRECTORS

We support measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we may take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, we view strong independent boards as a key protection for shareholder value.

Election of Directors                                               Case by Case


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

     We support management in most elections. However, we will withhold approval if the board gives evidence of acting contrary to the best economic interests of shareholders. We will also withhold approval of individual director/managers whose remuneration appears to be blatantly excessive and exploitative of the shareholders.

Majority Voting                                                          Approve

     Many companies require directors to receive only a plurality of votes. This procedure allows directors to remain on the board even when the majority of votes are withheld. We believe directors should garner at least a majority of the votes in order to serve on the company's board.

Classified Board of Directors/Staggered Terms                             Oppose

     A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.

     Our belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will most frequently vote against classification and for management and shareholder proposals to eliminate classification of the board.

     Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. We will oppose these proposals.

Confidential Voting                                                      Approve

     Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

Cumulative Voting for Directors                                     Case by Case

     Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.

     We generally support cumulative voting proposals. However, we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation                                               Case by Case

     We believe that compensation for independent outside directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, we have a preference toward compensation packages which are based on the company's performance and which include stock and stock options.

Independent Board Committees                                             Approve

     We believe that a board's nominating, compensation and audit committees should consist entirely of independent outside directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect; an example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition                                   Approve

     We will generally support shareholder proposals requesting that the board consist of majority independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions                            Case by Case

     We will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority independent directors.


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                              CORPORATE GOVERNANCE

Adjourn Meeting to solicit Additional Votes                               Oppose

     Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date.

Anti-Greenmail Provision                                                 Approve

Eliminate Shareholders' Right to Call Special Meeting                     Oppose

Increase in Authorized Shares                                       Case by Case

     We approve proposals for increases of up to 100%. We will consider larger increases if a need is demonstrated. We may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Indemnification of Directors and Officers                                Approve

     We support the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company's ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance of Directors and Officers                            Approve

     Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company. However, we withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Prohibit Shareholder Action Outside Meetings                              Oppose

Reincorporate                                                       Case by Case

     Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will favor reincorporation.

     In cases where there are significant differences in anti-takeover protections, we will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such determination requires case by case analysis.

Change of Location of Corporate Headquarters                        Case by Case

     Changes in location of headquarters must have clear economic benefits. Changing the physical location of headquarters to meet the personal geographic or lifestyle preferences of senior executives will be opposed.

Require more than simple majority vote to pass proposals.                 Oppose

                                  ANTI-TAKEOVER

Blank Check Preferred                                               Case by Case

     These proposals are for authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

     We oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on the books and the company appears to have


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

     a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, we will approve the proposal.

Differential Voting Power                                                 Oppose

     Authorize a class of common having superior voting rights over the existing common or entitled to elect a majority of the board.

Poison Pill Plans                                                         Oppose

Also known as "shareholder rights plans," involve call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred, we oppose them.

     Therefore, these proposals generally only appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. The vote is non-binding. We vote in favor of shareholder proposals to rescind poison pills.

     Our policy is to examine these plans individually. Most plans are opposed, however. We approve most plans which include a "permitted bid" feature. Permitted bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision                                                     Oppose

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.

     We believe that this concept is inconsistent with public ownership of corporations.

MANAGEMENT COMPENSATION

Golden Parachutes                                                   Case by Case

Golden parachutes provide for compensation to management in the event of a change in control. We view this as encouragement to management to consider proposals which might be beneficial to shareholders, but we are very sensitive to excess or abuse.

Pay-for-Performance Plans                                                Approve

     The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee comprised solely of outside directors. Because the primary objective of such proposals is to preserve the deductibility of such compensation, we are biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution or provide executives extraordinary windfalls will be opposed. Moreover, when an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members.

OPTION PLANS

We support option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan. We are wary of over-dilution or not-insignificant shareholder wealth transfer.

                  MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS

In reviewing merger and asset sale proposals, our primary concern is with the best economic interests of shareholders. This does not necessarily indicate that we will vote in favor of all proposals which provide a market premium relative to pre-announcement prices. Due to the subjective nature of the value of individual proposals, transaction-specific characteristics or conditions may prevail. Factors affecting the voting decision will likely include transaction consideration relative to intrinsic value, strategic reason for transaction, board approval/transaction history, and financial advisors' fairness opinions.


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                           OTHER SHAREHOLDER PROPOSALS

For those shareholder-proposed issues that are not covered specifically elsewhere.

Shareholder Proposal Requesting a Yearly Report on Director
Attendance at Meetings                                                   Approve

Shareholder Proposal Requesting a Minimum Stock Ownership by
Directors                                                                 Oppose

Shareholder Proposal to Compensate Directors in Stock                    Approve

SOCIAL ISSUES

We receive proxies containing shareholder proposals which address social issues which are varied and tend to shift from year to year. However, our philosophy in reviewing social proposals is consistent; that is, we vote in all cases in the best economic interests of our clients.

II. PROCEDURES

     A.   Instructions to Bank/Broker Custodians

          All custodian banks/brokers are to be notified that all proxy voting materials should be forwarded to SCM upon receipt unless client has other instructions. This notification typically occurs at the time the account is opened at the custodian.

     B.   SCM Administrative Responsibilities for Proxy Voting

          Cathy Sawyer will delegate and oversee the proxy voting process to a person or pool of persons, known as Proxy Administrators, who will in turn process and vote all proxies. All proxy materials are forwarded to Sterling's third party proxy service, ADP Proxy Lite. The Proxy Administrator is responsible for checking with ADP for upcoming votes.

          (1) Upon notification of an upcoming vote, the Proxy Administrator will create a file with the Portfolio Company name and meeting date on the tab. All proxies and related materials for this particular Portfolio Company will then be placed in this file until ready to be voted on.

          (2) The Proxy Administrator will look to see if the Portfolio Company is listed on the "Business Relationship List," which is a listing of all companies with whom SCM has a client or supplier relationship. If the Portfolio Company IS NOT listed on the Business Relationship List, then steps (3)-(8) below in this Section B are to be executed. If the Portfolio Company IS listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in Section C (Treatment of SCM Conflicts of Interest) and steps (3)-(8) below in this Section B will not be executed.

          (3) The Proxy Administrator will then forward a copy of the proxy and an annual report to the appropriate member of the Proxy Committee for instructions, with a request to return by a specific date, along with a "Proxy Instruction Form" noting the items to be voted on and the voting deadline. It will continue to be the Proxy Administrator's responsibility to make sure all proxies are voted on time.

          (4) When the Proxy Committee member completes his/her review of the proxy statement, he/she will complete the "Proxy Instruction Form" which instructs how to vote and briefly identifies reasons for voting against management, if applicable. This form will be given to the Proxy Administrator who will then vote the proxy.

          (5) Each proxy is then cross-referenced to make sure the shares we are voting on are the actual shares we own for that client.

          (6) All proxies received from the same company for all clients will be voted as the original without review by the Proxy Committee member unless specific client circumstances require otherwise.


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

          (7) After the proxy is voted, all Proxy Instruction Forms will be maintained in a separate file.

          (8) Copies of each proxy are kept in the above mentioned folder along with a copy of the annual report, Proxy Instruction Form, and other notes related to each company vote.

     C.   Treatment of SCM Conflicts of Interest

          Occasionally, SCM may have a material business relationship with a Portfolio Company that could create a conflict of interest with respect to the voting of a proxy for such Portfolio Company. The following procedures are designed to hand over the proxy voting responsibility to our clients in the event that such potential conflicts of interest arise in a particular proxy vote.

          (1) As noted in Section B (SCM Administrative Responsibilities for Proxy Voting), upon receipt of proxy materials, the Proxy Administrator will determine if the Portfolio Company is listed on the Business Relationship List. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in steps (2)-(4) below in this Section C.

          (2) After determining that a Portfolio Company is listed on the Business Relationship List, the Proxy Administrator will give the proxy materials to Patrick Rau, who will determine if the proxy should be voted by our clients. If (1) the relationship is not material OR (2) if the issue to be voted on is not a "case-by-case" issue as provided in Part I of this document (Voting Policy and Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then follow the normal proxy voting procedures in Section B (SCM Administrative Responsibilities for Proxy Voting), steps (3)-(8).

          (3) If (1) the relationship is material AND (2) if the issue to be voted on is a "case-by-case" issue as provided in Part I of this document (Voting Policy and Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then mail the proxy ballot to each client, along with a cover letter explaining the conflict of interest situation. The client will then vote its own proxy ballot and SCM will not have any involvement in the voting of that ballot. The Proxy Administrator will make an entry in the proxy voting database that indicates that the particular proxy ballot in question was voted by the client due to a conflict of interest with a SCM business relationship.

          (4) For purposes of determining materiality, a relationship is "material" if it represents at least 1% of SCM revenues in the case of a client relationship and at least 1% of SCM expenses in the case of a supplier relationship.

     D.   Treatment of Personal Conflicts of Interest

     From time to time, individuals on the Proxy Committee may have personal relationships with people connected to the Portfolio Company, including (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. Such relationships could create a conflict of interest with respect to the voting of a proxy. The following procedures are designed to hand over the proxy voting responsibility to a different member of the Proxy Committee in the event that such conflicts of interest arise in a particular proxy vote.

          (1) Upon receiving proxy materials from the Proxy Administrator, the member of the Proxy Committee who receives such materials shall determine whether a personal relationship exists between such member and the following people connected with the Portfolio
               Company: (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. In the event that such a personal relationship exists, the Proxy Committee member shall return the proxy materials to Patrick Rau, who shall deliver the materials to a different Proxy Committee member for voting.

III. THE PROXY COMMITTEE

The Proxy Committee will consist of Brian Walton, Ed Brea, Bob Bridges, Tim Beyer, Patrick Rau, Lee Houser, and Mary Weeks Fountain, any of whom may act on a proxy issue. Dave Ralston will be the advisory member and may substitute as necessary.

PART C. OTHER INFORMATION

ITEM 23. Exhibits

(a) Amended and Restated Agreement and Declaration of Trust of BB&T Variable Insurance Funds (the "Registrant") (1)

(b)  Amended and Restated Bylaws of Registrant (6)

(c)(1) Article III, Article V, Article VIII, Section 4, and Article IX, Sections 1, 4, 5, and 7 of the Agreement and Declaration of Trust (1)

(c)(2) Article 9, Article 10, Section 6, Article 11 of the By-laws (1)

     (d)(1) Form of Investment Advisory Agreement (2)

     (d)(2) Form of Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. and Scott and Stringfellow, Inc. (6)

     (d)(3) Form of Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. and Sterling Capital Management LLC (4)

     (e)  Not Applicable.

     (f)  Not Applicable.

     (g)  Form of Custody Agreement with U.S. Bank N.A. (5)

     (h)(1) Form of Administration Agreement between Registrant and BB&T Asset Management, Inc. (6)

     (h)(2) Form of Fund Participation Agreement (2)

     (h)(3) Form of Variable Contract Owner Servicing Agreement (2)

     (h)(4) Form of Compliance Services Agreement (2)

     (h)(5) Form of Securities Lending Agreement with U.S. Bank N.A. (5)

     (h)(6) Form of Sub-Administration Services Agreement with PFPC Inc. (6)

     (h)(7) Form of Form of Transfer Agency and Blue Sky Services Agreement with PFPC Inc. (6)

     (h)(8) Form of Accounting Services Agreement with PFPC Inc. (6)

     (h)(9) Form of Compliance Support Services Agreement with PFPC Inc. (6)

     (i)  Opinion of Counsel (6)

     (j)(1) Consent of Ropes and Gray LLP (6)

     (j)(2) Consent of KPMG LLP (6)

     (k)  Not applicable.

     (l)  Purchase Agreement (2)

     (m)  Not applicable.

     (n)  Not applicable.

     (p)(1) Form of Code of Ethics of Registrant (2)

     (p)(2) Code of Ethics of BB&T Asset Management, Inc. (4)

     (p)(3) Form of Code of Ethics of Scott & Stringfellow, Inc. (2)

     (p)(4) Code of Ethics of Sterling Capital Management LLC (4)

(1)  Previously filed on December 13, 2004 and incorporated by reference herein.

(2)  Previously filed on February 14, 2005 and incorporated by reference herein.

(3)  Previously filed on March 1, 2006 and incorporated by reference herein.

(4)  Previously filed on April 28, 2006 and incorporated by reference herein.

(5)  Previously filed on January 31, 2007 and incorporated by reference herein.

(6)  Filed herewith.

ITEM 24. Persons Controlled By or Under Common Control With Registrant.

     Not applicable.

ITEM 25. Indemnification

     Article VIII, Sections 1 and 2 of the Registrant's Declaration of Trust provides as follows:

     "Trustees, Officers, etc.

     Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interest of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of any undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Compromise Payment

     Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in or not opposed to the best interests of the Trust, after notice that it involved indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Trust maintains a directors and officers liability insurance policy.

ITEM 26. Business and Other Connections of Investment Adviser

     BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the BB&T Variable Insurance Funds. BB&T Asset Management, located at 434 Fayetteville Street Mall, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation ("BB&T"), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2006, BB&T had assets of approximately $121.4 billion. Through its subsidiaries, BB&T operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages discretionary assets of more than $16 billion.

To the knowledge of registrant, none of the directors or officers of BB&T Asset Management is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner, or trustee in any other business, profession, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries of the parent corporation of BB&T).

Scott & Stringfellow, Inc. ("Scott & Stringfellow") serves as the sub-adviser to the Special Opportunities Equity VIF pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Scott & Stringfellow manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of BB&T Variable Insurance Funds' Board of Trustees and BB&T Asset Management and in accordance with the Funds' investment objectives.

Scott & Stringfellow's address is: 909 E. Main Street, Richmond, Virginia 23219. Scott & Stringfellow is a wholly owned subsidiary of BB&T. As of December 22, 2006 Scott & Stringfellow had $23 billion in client funds. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients.

To the knowledge of registrant, none of the directors or officers of Scott & Stringfellow is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner, or trustee in any other business, profession, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries of the parent corporation of BB&T).

Sterling Capital Management LLC ("Sterling Capital") serves as the sub-adviser to the Total Return Bond VIF pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Sterling Capital manages the Fund, selects its investments and places all orders for purchases and sales of the Fund's securities, subject to the direction and supervision of the Board of Trustees and BB&T Asset Management, any written guidelines adopted by the Board of Trustees or BB&T Asset Management and furnished to Sterling Capital, and in accordance with the Fund's written investment restrictions.

Sterling Capital's address is: 4064 Colony Road, Suite 300, Charlotte, NC 28211. Sterling Capital was organized as a limited liability company on January 27, 2005. Sterling Capital, originally founded in 1970, is an affiliate of BB&T Asset Management because it is 70% owned by the parent of BB&T Asset Management, BB&T Corporation. As of December 31, 2006, Sterling Capital had over $10.5 billion in assets under management.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries of the parent corporation of BB&T) in which each director or senior officer of Sterling Capital is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partners, or trustee.

NAME AND POSITION WITH STERLING CAPITAL       OTHER BUSINESS, PROFESSION, VOCATION, OR EMPLOYMENT
---------------------------------------       ---------------------------------------------------
Ed Brea, Managing Director and Equity         Board of Directors of Avatar Holdings Inc.
   Portfolio Manager
Robert Bridges, Director and Equity Analyst   Board of Directors of Bridges Investment Counsel Inc.

The principal business address of Avatar Holdings, Inc. is 201 Alhambra Circle, Coral Gables, FL 33134.

The principal business address of Bridges Investment Counsel, Inc. is 8401 West Dodge Road, Omaha, NE 68114.

ITEM 27. Principal Underwriter

     Not Applicable.

ITEM 28. Location of Accounts and Records

     The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of:

(1)  BB&T Variable Insurance Funds
     760 Moore Road
     King of Prussia, Pennsylvania 19406
     Attention: Secretary
     (Registrant)

(2)  BB&T Asset Management, Inc.
     434 Fayetteville Street Mall
     Raleigh, North Carolina 27601
     Attention: Trust Investments
     (Investment Adviser and Administrator)

(3)  Scott & Stringfellow
     909 E. Main Street
     Richmond, Virginia 23219
     (Investment Sub-Adviser to the Special Opportunities Equity VIF)

(4)  Sterling Capital Management
     Two Morrocroft Centre
     4064 Colony Rd., Suite 300
     Charlotte, NC 28211
     (Investment Sub-Adviser to the Total Return Bond VIF)

(5)  U.S. Bank National Association
     425 Walnut Street, M.L. CN-OH-W6TC
     Cincinnati, OH 45202
     (Custodian)

(6)  Ropes & Gray LLP
     One Metro Center, 700 12th Street, N.W., Suite 900
     Washington, D.C. 20005-3948
     (Legal Counsel)

(7)  PFPC Inc.
     301 Bellevue Parkway
     Wilmington, Delaware 19809
     (Fund Accountant, Transfer Agent, and Sub-Administrator)

ITEM 29. Management Services

     Not applicable.

ITEM 30. Undertakings

     (a) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on this 27th day of April 2007.

                                        BB&T VARIABLE INSURANCE FUNDS


                                        /s/ KEITH F. KARLAWISH
                                        ----------------------------------------
                                        Keith F. Karlawish*, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                    Title                Date
        ----------                    -----                ----


/s/ Keith F. Karlawish*      President, Trustee and   April 27, 2007
--------------------------   Principal Executive
Keith F. Karlawish           Officer


/s/ Andrew J. McNally*       Treasurer and            April 27, 2007
--------------------------   Principal Financial
Andrew J. McNally            Officer


/s/ James L. Roberts*        Trustee                  April 27, 2007
--------------------------
James L. Roberts


/s/ Thomas W. Lambeth*       Trustee                  April 27, 2007
--------------------------
Thomas W. Lambeth


/s/ Douglas R. Van Scoy*     Trustee                  April 27, 2007
--------------------------
Douglas R. Van Scoy



/s/ Drew T. Kagan*           Trustee                  April 27, 2007
--------------------------
Drew T. Kagan


/s/ Laura C. Bingham*        Trustee                  April 27, 2007
--------------------------
Laura C. Bingham


* By: /s/ ALAN G. PRIEST
      -------------------------------
      Alan G. Priest
      as Attorney-in-Fact
Date: April 27, 2007

                                POWER OF ATTORNEY

     Keith F. Karlawish, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli and Monika Gupta, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Variable Insurance Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: February 2, 2005                 /s/ Keith F. Karlawish
                                        ----------------------------------------
                                        Keith F. Karlawish

                                POWER OF ATTORNEY

Andrew J. McNally, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, Alexandra Oprescu and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Variable Insurance Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: April 23, 2007                   /s/ Andrew J. McNally
                                        ----------------------------------------
                                        Andrew J. McNally

                                POWER OF ATTORNEY

     Laura C. Bingham, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli and Monika Gupta, each individually, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Variable Insurance Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: April 27, 2005                   /s/ Laura C. Bingham
                                        ----------------------------------------
                                        Laura C. Bingham

                                POWER OF ATTORNEY

     Drew T. Kagan, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli and Monika Gupta, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Variable Insurance Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: April 28, 2005                   /s Drew T. Kagan
                                        ----------------------------------------
                                        Drew T. Kagan

                                POWER OF ATTORNEY

     Thomas Willis Lambeth, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli and Monika Gupta, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Variable Insurance Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: April 27, 2005                   /s/ Thomas Willis Lambeth
                                        ----------------------------------------
                                        Thomas Willis Lambeth

                                POWER OF ATTORNEY

     Douglas Van Scoy, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli and Monika Gupta, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Variable Insurance Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: April 27, 2005                   /s/ Douglas Van Scoy
                                        ----------------------------------------
                                        Douglas Van Scoy

                                POWER OF ATTORNEY

     James L. Roberts, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli and Monika Gupta, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Variable Insurance Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: April 27, 2005                   /s/ James L. Roberts
                                        ----------------------------------------
                                        James L. Roberts

                                  EXHIBIT LIST

(b)      Amended and Restated Bylaws

(d)(2)   Form of Sub-Advisory Agreement

(h)(1)   Form of Administration Agreement

(h)(6)   Form of Sub-Administration Services Agreement

(h)(7)   Form of Form of Transfer Agency and Blue Sky Services Agreement

(h)(8)   Form of Accounting Services Agreement

(h)(9)   Form of Compliance Support Services Agreement

(i)      Opinion of Ropes & Gray LLP

(j)(1)   Consent of Ropes & Gray LLP

(j)(2)   Consent of KPMG LLP